[GRAPHIC]



        Smith Barney
        World Funds, Inc.

        Global Government Bond Portfolio
        International Equity Portfolio
        International Balanced Portfolio



        -----------------------------------------------------------------
                               SEMI-ANNUAL REPORT
        -----------------------------------------------------------------

        April 30, 1998





[LOGO]  Smith Barney Mutual Funds
        Investing for your future.
        Every day.(SM)

Smith Barney
World Funds, Inc.

================================================================================

"For many years, U.S. investors had little reason to look beyond their own shores. Over time, the U.S. market has rewarded patient investors with handsome returns. However, as the world becomes a truly global and interdependent market, it has become more important than ever for investors to remain globally diversified."

                                                               Heath B. McLendon
                                                                        Chairman


================================================================================

The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with investing principally in high-quality bonds of the U.S. and foreign governments.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                      SBGLX
           Class B                      SGGBX

The International Equity Portfolio seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                      SBIEX
           Class B                      SBIBX
           Class C                      SBICX

The International Balanced Portfolio seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                      SIEBX


================================================================================
WHAT'S INSIDE
================================================================================

A Message from the Chairman................................................    1

Global Government Bond Portfolio
   Portfolio Manager Commentary ...........................................    3
   Historical Performance .................................................    6
   Portfolio at a Glance ..................................................    8

International Equity Portfolio
   Portfolio Manager Commentary ...........................................    9
   Historical Performance .................................................   11
   Portfolio at a Glance ..................................................   14

International Balanced Portfolio
   Portfolio Manager Commentary ...........................................   15
   Historical Performance .................................................   16
   Portfolio at a Glance ..................................................   18

Schedules of Investments...................................................   19

Statements of Assets and Liabilities.......................................   26

Statements of Operations...................................................   27

Statements of Changes in Net Assets........................................   28

Notes to Financial Statements .............................................   30

Financial Highlights ......................................................   39

Additional Shareholder Information ........................................   52

================================================================================
A Message from the Chairman
================================================================================

[PHOTO]

HEATH B.
MCLENDON

Chairman


Dear Shareholder:

We are witnessing unparalleled prosperity in the United States today. As a nation, we are more affluent than ever before, with much of that wealth created in the last several decades. We are benefiting from a world that has been largely at peace since the official end of the Cold War in 1989. We are reaping the fruits of the restructuring of American businesses that took place in the 70s and 80s and benefiting from growth in worldwide demand for our products.

This unparalleled U.S. prosperity is now being followed closely by Europe. Companies there are undergoing restructuring similar to that of the U.S. of the last two decades. More and more, the inefficiencies of state-controlled institutions in Europe are being replaced with the expansion of a free and more competitive marketplace. As we approach the dawn of a new millennium, these positive developments have enabled the U.S. and most of Europe to experience the greatest period of peace and prosperity in generations.

The rapid rise of global markets in recent years has been helped in no small measure by sophisticated monetary policy. In the U.S., policy-making bodies, such as the Federal Reserve Board, coupled with technology-led productivity gains, have controlled inflation to the extent that it is not a significant factor in the U.S. economy today. This is also becoming true in Europe, where the move to a common currency has forced both fiscal and monetary policies to accomplish the same objective of bringing inflation and interest rates down significantly in countries such as Italy and Spain. And as interest rates have come down, investment funds have flowed into stock markets, which in turn have helped propel dramatic gains in the U.S. and European financial markets.

Now, the developing world is taking its cue from the U.S. and Europe. Perhaps the most meaningful example is Latin America, where, after a very rocky period in the last decade, monetary and fiscal policy reforms have stabilized its economies and established a base for solid and sustainable future growth. For example, Brazil, historically plagued by hyperinflation that reached as high as 2,500% per year, has brought inflation down to manageable levels and plays a larger role on the world stage today than ever before. Even lesser developed countries in Eastern Europe and Africa are clearly demonstrating the positive aspects of more freedom and greater competition.

The one area that is currently not enjoying growth and prosperity are parts of Asia, particularly Japan, Southeast Asia and South Korea, where extraordinary economic growth and expansion during the last several decades resulted in overheated and overly extended financial conditions that are currently in the painful process of readjustment.

For many years, U.S. investors had little reason to look beyond their own shores. Over time, the U.S. market has rewarded patient investors with handsome returns. However, as the world becomes a truly global and interdependent market, it has become more important than ever for investors to remain globally diversified.

Despite the historic and outsized returns of the U.S. stock market in recent years, the U.S. has yet to be the top-performing market in any one year over the last two decades. We continue to believe that maintaining a well-diversified portfolio with some international exposure is an essential key to investing success.

In this report, you will find specific market commentary and performance information for the Smith Barney World Funds, Inc.--Global Government Bond Portfolio, International Equity Portfolio and International Balanced Portfolio--beginning on page three.



-------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 1

In closing, we thank you for your confidence in our investment approach and our family of international funds. We look forward to continuing to help you take advantage of the investment opportunities available in today's global economy.

Sincerely,



/S/HEATH B. MCLENDON

Heath B. McLendon
Chairman

May 14, 1998


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

================================================================================
Global Government Bond Portfolio
================================================================================

Portfolio Managers

VICTOR S. FILATOV

Victor S. Filatov joined Smith Barney Global Capital Management in 1993 from J.P. Morgan where, as head of the Bond Index Group, he was responsible for developing the J.P. Morgan Government Bond Index and for international fixed income and currency research. He has published numerous articles and is a member of the Fixed Income Analysts Society, U.K. Bond Commission and the Global FX Standards Board. Mr. Filatov has a B.A. in Mathematics and Economics from Clark University and an M.A. in Economics from the University of Pennsylvania.

DENIS P. MANGAN

Denis P. Mangan is a Global Fixed Income Portfolio Manager and Research Specialist. He joined Smith Barney Capital Management in 1994. He was previously at J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading for three years. Prior to that, Mr. Mangan spent two years at Citibank, NA London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also was at Citicorp for seven years in Treasury management, doing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, and holds an M.A. in Mathematics from Columbia University, and a Ph.D. in Financial Economics from Columbia University.

Performance Update

For the six months ended April 30, 1998, the Smith Barney World Funds--Global Government Bond Portfolio ("Portfolio") generated a total return of 3.84% for Class A shares before deducting any sales charges. The Portfolio outperformed the average total return for global income funds of 3.24% for the same period according to Lipper Analytical Services, Inc. (Lipper is an independent fund-tracking organization.) In comparison, the J.P. Morgan Global Bond Index--Hedged returned 4.93% for the same period. Additional information about the Portfolio's other share classes can be found on pages six and seven.

We are pleased to announce that your Portfolio's Class A, B and C shares were awarded a four-star rating from Morningstar, Inc.* for the three-year period and overall for the period ended March 31, 1998. Past performance is not a guarantee of future results.

Investment Strategy

The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high-quality bonds of the U.S. and foreign governments. We strive to outperform the U.S. government bond market with no more risk than investing solely in U.S. government bonds. In addition, we utilize a hedging strategy to minimize the risk of currency fluctuations.

North America

During the past six months, we have continued to devote a significant portion of the Portfolio's assets to U.S. Treasury securities. As of April 30, 1998, U.S. Treasury securities represented approximately 29% of the Portfolio, compared to roughly 32% as of October 31, 1997. In our view, a strong U.S. dollar and sound underlying domestic economy have made these securities attractive investments, especially as financial turmoil persists in overseas markets.

Interest rates have continued to decline in the U.S., reaching historic lows in January as Asia's financial and economic crisis appeared to worsen. The central


----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change every month. Morningstar, Inc. ratings are calculated from the Portfolio's three- and five-year returns (including the effects of all fees and sales charges) in excess of 90-day T-bill returns. Different classes within a fund share a common portfolio of securities. The top-performing ten percent of the funds in a rating category receive five stars, the next 22.5% of the funds receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Portfolio was rated among 1,403 taxable bond funds.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 3
question now facing investors and the Federal Reserve Board ("Fed") is how much longer the U.S. economic expansion--now in its eighth year--can continue before igniting inflation. Evidence of emerging inflationary pressures has often been conflicting. For example, the U.S. unemployment rate, a traditional indicator of rising prices, has remained remarkably low, recently reaching its lowest levels in nearly thirty years. Yet, wholesale commodity prices, especially oil prices, have remained stable or even fallen.

Those who favor a wait-and-see approach to U.S. monetary policy have argued that overseas recessions should offset any inflationary pressures building in the U.S. In addition, the widely expected slowdown in U.S. economic activity did materialize to some extent earlier this year as weakness was seen in manufacturing, factory orders and durable goods orders. This weakness hinted that corporate America might be beginning the process of scaling back business investment in response to a reduction in demand from many Asian economies.

So far, Fed policy-makers have chosen to remain on the sidelines rather than risk any premature action that could upset the balance of forces that have kept the U.S. economy humming at near perfect pitch. Moreover, raising short-term interest rates now could exacerbate an already precarious situation in Asia by further fueling a flight of capital out of the region.

In recent weeks, some Fed officials have publicly voiced their concerns that, given the relatively lofty valuations of many U.S. stocks, the U.S. could be creating an "asset bubble" similar to that of Japan in the early 90s, just prior to that country's collapse into a prolonged multi-year recession. Following the March 1998 meeting of the Federal Open Market Committee, the Fed's policy-making body, officials announced a bias toward tightening monetary policy after months of maintaining a neutral stance. We believe that it's now becoming increasingly possible that the Fed may be preparing for an interest rate hike later this year.

Europe

The European bond market performed well during the reporting period as all of the continental bond markets tended to move together, underscoring the belief that European monetary and economic integration was a fait accompli. In the first quarter of 1998, the difference in returns between the best performing market, Denmark (3.32%), and the worst, Germany (2.97%) was a mere 35 basis points. (A basis point is 1/100 of a percent.)

Since the Asian financial crisis initially erupted in the summer of 1997, government bond yields in Japan, the United States and Germany have fallen by 74 basis points, 83 basis points and 78 basis points, respectively. In our opinion, the relative outperformance of European bonds in the first quarter (when ten-year German bond yields fell by 42 basis points while U.S. Treasury yields remained static) was, in effect, a catch-up on the strength seen elsewhere in reaction to events in the Far East.

Another major factor in the resurgence of European bond performance has been widespread reappraisal of the prospects of the Euro, the proposed common currency for European Union ("EU") member countries. The fundamental economic backdrop in Europe has improved substantially. The unemployment rate in both Germany and France fell in the early months of 1998 after having risen inexorably for the past three years. At the same time, there was a big decline in the rate of consumer price inflation in Germany, falling from 1.7% to 1.2% in January, driven mostly by large drops in imported commodity prices.

During the reporting period, we sold all of our holdings in Belgium because they were underperforming and we believed we needed to trim our core European exposure. We also reduced our

--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders
position in Irish bonds by more than half because its strong economy and robust financial markets unexpectedly delayed any interest rate cuts.

Japan

Japan remains mired in economic stagnation and has yet to join the financial boom that many other developed nations have enjoyed in recent years. Investors have increasingly looked to the Japanese government to rescue its moribund economy. However, it is still not clear whether Japan can summon the political will to undertake the inevitably painful, but necessary, restructuring steps needed for Japan to effectively compete in the new global marketplace. Earlier this year, Prime Minister Ryutaro Hashimoto announced a stimulus package to help free up the economy but the plan failed to capture the confidence of investors. In addition, Japan has been rocked by high profile scandals ranging from the forced closure of Yamaichi Securities, the fourth largest brokerage firm in the country, to the resignation of its Finance Minister, Mr. Mitsuzuka.

Nevertheless, the strength of the U.S. dollar versus the yen has enabled U.S.-dollar-based investors to earn competitive returns despite Japan's very low bond yields. Given Japan's financial and economic weakness, we believe that the U.S. dollar's strength against the yen should continue. Therefore, we maintained our exposure to Japan, which was approximately 19% as of April 30, 1998.

We thank you for your investment in the Smith Barney World Funds--Global Government Bond Portfolio.



/S/VICTOR S. FILATOV            /S/DENIS P. MANGAN

Victor S. Filatov                Denis P. Mangan
Vice President                   Vice President

May 19, 1998


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 5

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                           Net Asset Value
                                       ------------------------
                                       Beginning           End             Income       Capital Gain         Return         Total
Period Ended                           of Period        of Period         Dividends     Distributions      of Capital     Returns(1)
====================================================================================================================================
4/30/98                                 $12.22            $11.79            $0.44            $0.44            $0.00          3.84%+
------------------------------------------------------------------------------------------------------------------------------------
10/31/97                                 12.55             12.22             1.22             0.08             0.00          8.21
------------------------------------------------------------------------------------------------------------------------------------
10/31/96                                 12.30             12.55             0.87             0.00             0.00          9.41
------------------------------------------------------------------------------------------------------------------------------------
10/31/95                                 11.68             12.30             0.78             0.00             0.00         12.40
------------------------------------------------------------------------------------------------------------------------------------
10/31/94++                               12.92             11.68             0.23             0.00             0.42         (4.64)+
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                                 11.84             12.92             0.52             0.59             0.00         19.13
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                                 12.90             11.84             0.97             0.19             0.00          0.93
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/91                    12.00             12.90             0.44             0.13             0.00         12.42+
====================================================================================================================================
   Total                                                                    $5.47            $1.43            $0.42
====================================================================================================================================


================================================================================
Historical Performance -- Class B Shares
================================================================================

                                           Net Asset Value
                                       ------------------------
                                       Beginning           End             Income       Capital Gain         Return         Total
Period Ended                           of Period        of Period         Dividends     Distributions      of Capital     Returns(1)
====================================================================================================================================
4/30/98                                  $12.22            $11.78            $0.41            $0.44            $0.00          3.49%+
------------------------------------------------------------------------------------------------------------------------------------
10/31/97                                  12.50             12.22             1.10             0.08             0.00          7.62
------------------------------------------------------------------------------------------------------------------------------------
10/31/96                                  12.26             12.50             0.81             0.00             0.00          8.83
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95                     11.57             12.26             0.66             0.00             0.00         11.97+
====================================================================================================================================
   Total                                                                     $2.98            $0.52            $0.00
====================================================================================================================================


================================================================================
Historical Performance -- Class C Shares
===============================================================================

                                           Net Asset Value
                                       ------------------------
                                       Beginning           End             Income       Capital Gain         Return         Total
Period Ended                           of Period        of Period         Dividends     Distributions      of Capital     Returns(1)
====================================================================================================================================
4/30/98                                 $12.19            $11.76            $0.42            $0.44            $0.00          3.61%+
------------------------------------------------------------------------------------------------------------------------------------
10/31/97                                 12.47             12.19             1.11             0.08             0.00          7.73
------------------------------------------------------------------------------------------------------------------------------------
10/31/96                                 12.23             12.47             0.81             0.00             0.00          8.90
------------------------------------------------------------------------------------------------------------------------------------
10/31/95                                 11.68             12.23             0.72             0.00             0.00         11.25
------------------------------------------------------------------------------------------------------------------------------------
10/31/94++                               12.93             11.68             0.21             0.00             0.39         (5.09)+
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93                    11.83             12.93             0.47             0.59             0.00         18.89+
====================================================================================================================================
   Total                                                                    $3.74            $1.11            $0.39
====================================================================================================================================



--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
===============================================================================

                                           Net Asset Value
                                       ------------------------
                                       Beginning           End             Income       Capital Gain         Return         Total
Period Ended                           of Period        of Period         Dividends     Distributions      of Capital     Returns(1)
====================================================================================================================================
4/30/98                                 $12.03            $11.60            $0.46            $0.44            $0.00          4.03%+
------------------------------------------------------------------------------------------------------------------------------------
10/31/97                                 12.39             12.03             1.28             0.08             0.00          8.61
------------------------------------------------------------------------------------------------------------------------------------
10/31/96                                 12.14             12.39             0.90             0.00             0.00          9.82
------------------------------------------------------------------------------------------------------------------------------------
10/31/95                                 11.68             12.14             0.81             0.00             0.00         11.27
------------------------------------------------------------------------------------------------------------------------------------
10/31/94++                               12.93             11.68             0.23             0.00             0.43         (4.62)+
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93                    11.97             12.93             0.37             0.59             0.00         16.49+
====================================================================================================================================
   Total                                                                    $4.05            $1.11            $0.43
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


================================================================================
Average Annual Total Return
================================================================================

                                                           Without Sales Charge(1)
                                       -------------------------------------------------------------
                                       Class A           Class B          Class C           Class Y
====================================================================================================
Six Months Ended 4/30/98+                3.84%            3.49%            3.61%             4.03%
----------------------------------------------------------------------------------------------------
Year Ended 4/30/98                       9.84             9.21             9.36             10.28
----------------------------------------------------------------------------------------------------
Five Years Ended 4/30/98                 7.97              N/A             7.36              7.98
----------------------------------------------------------------------------------------------------
Inception* through 4/30/98               8.88             9.26             8.27              8.59
====================================================================================================


                                                             With Sales Charge(2)
                                       -------------------------------------------------------------
                                       Class A           Class B          Class C           Class Y
====================================================================================================
Six Months Ended 4/30/98+               (0.87)%          (0.85)%           2.64%             4.03%
----------------------------------------------------------------------------------------------------
Year Ended 4/30/98                       4.93             4.78             8.38             10.28
----------------------------------------------------------------------------------------------------
Five Years Ended 4/30/98                 6.98              N/A             7.36              7.98
----------------------------------------------------------------------------------------------------
Inception* through 4/30/98               8.14             8.79             8.27              8.59
====================================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/98)                            78.02%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/98)                            35.73
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/98)                            52.58
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/98)                            53.40
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year-end of the Portfolio.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 7

================================================================================
Global Government Bond Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                             July 1991--April 1998

              Global Government        JP Morgan Global       JP Morgan Global
                Bond Portfolio           Bond Hedged        Bond Market Unhedged
                --------------           -----------        --------------------
Jul 1991            9,600                  10,000                  10,000
Oct 1991           10,422                  10,459                  10,685
Oct 1992           10,964                  11,370                  12,028
Oct 1993           12,614                  12,749                  13,351
Oct 1994           12,369                  12,609                  13,740
Oct 1995           13,902                  15,048                  15,319
Oct 1996           15,210                  16,566                  16,254
Oct 1997           16,459                  18,319                  16,822
April 1998         17,090                  19,222                  17,024

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on July 22, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The J.P. Morgan Global Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                          As of April 30, 1998
--------------------------------------------------------------------------------
 1. U.S. Treasury Notes                                                   30.0%
--------------------------------------------------------------------------------
 2. Japanese Government                                                   21.0
--------------------------------------------------------------------------------
 3. United Kingdom Treasury                                               15.0
--------------------------------------------------------------------------------
 4. France O.A.T.                                                          9.0
--------------------------------------------------------------------------------
 5. Spanish Government                                                     5.0
--------------------------------------------------------------------------------
 6. Ireland Treasury                                                       5.0
--------------------------------------------------------------------------------
 7. Buoni Poliennali del Tesoro (Italy)                                    4.0
--------------------------------------------------------------------------------
 8. Swedish Government                                                     4.0
--------------------------------------------------------------------------------
 9. Republic of Argentina                                                  4.0
--------------------------------------------------------------------------------
10. Australian Government                                                   3.0
--------------------------------------------------------------------------------

* As a percentage of total bonds.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Investment Allocation**                                    As of April 30, 1998
--------------------------------------------------------------------------------
Europe                                                              40.0%
The Americas                                                        32.5%
Asia/Pacific                                                        21.9%
Cash Equivalent                                                      5.6%

** As a percentage of total investments.

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
International Equity Portfolio
================================================================================

[PHOTO]

JEFFREY J.
RUSSELl, CFA

Vice President



[PHOTO]

 JAMES B. CONHEADY

Vice President



Portfolio Managers

Jeffrey J Russell is a Managing Director of Smith Barney and portfolio manager of the Smith Barney World Funds International Equity Portfolio. Prior to joining the firm in 1990, he worked for Drexel Burnham Lambert. Mr. Russell holds an undergraduate degree from Massachusetts Institute of Technology and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.

James B. Conheady has more than 35 years experience managing international and global equity portfolios. He has been with the International Equity team since its formation in 1968 at Drexel Burnham Lambert and moved to Smith Barney in 1990. Mr. Conheady holds a B.S.S. degree from Georgetown University.

Performance Update

For the six months ended April 30, 1998, Class A shares of the International Equity Portfolio ("Portfolio") returned 15.37%. In comparison, the Morgan Stanley Capital International ("MSCI") EAFE Index had a total return of 15.59% for the same period. (The MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the countries in the Far East, weighted based on market capitalization.) Performance information about the Portfolio's other classes of shares can be found beginning on page eleven. As of April 30, 1998, the Portfolio owned securities of 66 issuers in 22 countries, consistent with its broadly diversified investment approach that seeks to minimize portfolio risk.

For much of the past three years we have materially overweighted European stocks in the Portfolio, both in large- and mid-capitalization growth stocks. It was this emphasis on European companies that contributed most to the Portfolio's returns during the reporting period. The strength of the U.S. dollar considerably reduced unhedged returns in 1997, while the large-capitalization stock market bias so evident in the U.S. also caused large-capitalization international stocks to outperform smaller stocks. However, our emerging market (i.e., non-EAFE) exposure penalized the Portfolio's performance somewhat during the year as the emerging markets materially underperformed the developed markets.

Investment Strategy

We pursue a "bottom-up" approach to stock investing-- namely, we look for promising companies and industries rather than trying to discover investment opportunities based on the present or future condition of the global economy, the financial markets or the performance of particular markets. We seek companies growing at a faster rate than their local country's economic growth rate. At the same time, we strive to maintain a risk level no higher than that of the overall international equity market through broad diversification in a variety of markets.

Market and Portfolio Update

In our view, three trends predominated in the international stock markets during the latter stages of the reporting period:

o Large-capitalization stocks materially outperformed mid- and small-capitalization stocks.

o The stock markets of relatively mature, developed economies outperformed the more volatile and less liquid emerging markets.

o The strength of the U.S. dollar versus the currencies of the United States' major trading partners largely negated returns earned in local currencies.

The latter months of 1997 and early 1998 were marked by a sense of crisis in the international markets. The

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9

Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies (such as Taiwan and Singapore) but also ultimately crushing the South Korean economy and its currency. In Japan, the largest Asian stock market and economy and a major regional lender, the crisis contributed to an already deteriorating outlook for that country.

We believe the Asian currency crisis and economic collapse has far-reaching and as yet not fully understood implications for global capital markets. So far, rescue efforts have centered on creating stability and stemming further precipitous declines in currencies and consumer and business confidence-- such as the feverish year-end efforts of the International Monetary Fund ("IMF") and global banks to prevent a total collapse of the South Korean financial system. In light of this turmoil, the strength of the U.S. dollar and bond market, to some degree, has reflected investor preferences for liquidity, stability and strength.

But the intermediate effects of these financial woes on Asia cannot be denied: economic contraction and decline, massive bankruptcies and debt restructurings/reschedulings, and potential labor and civil unrest have resulted in an investment climate of much greater risk. Whether government and business policy-makers have the will and flexibility to make the correct rehabilitative choices remains unanswerable and we believe another six to twelve months of uncertainty in Asia appears very likely.

Moreover, European and U.S. companies may not escape untouched as their exports to Asia decline. Furthermore, competitive Asian-produced goods are likely to flood domestic markets now that prices (in U.S. dollars) have declined substantially. While many U.S. companies have already used the Asian economic weakness as an explanation for earnings shortfalls from consensus expectations in recent reporting periods, the severity of the downturn should really be felt in 1998.

Yet, despite the number of bearish influences at work on the non-U.S. markets in the past six months, there continue to be many positive developments, such as:

o The push for European monetary union has created favorable macroeconomic conditions, the likes of which have not been seen for two decades. Interest rates and inflation are, and likely will remain, subdued, thus heightening demand for stocks from individuals and institutions. Eleven countries have successfully reformed their economies and qualified for the first round selections in the European Union.

o Corporations in Europe are continuing to restructure, boosting investor returns and, for the first time, aligning management interests with external shareholder interests through equity incentives.

o The strengthening of the U.S. dollar against its major trading partners of the past 30 months has improved export competitiveness for many major European and Asian exporters and led to an upturn in the consolidated European economy.

o Restructuring of many industries continues (such as in financial services and pharmaceuticals), improving economies of scale and eliminating inefficient local and regional goods and service providers. At the same time, innovative mid-size companies are finding access to capital, and an open door to technologies and processes that lower costs for businesses and consumers.

o    Much of Latin America has recovered from the "tequila crisis" of early
     1995.

For these reasons, we remain largely positive on the prospects for international markets, particularly European markets, in the coming months.

Thank you for your continued confidence in our investment approach.


/s/ Jeffrey J. Russell                       /s/ James B. Conheady

Jeffrey J. Russell                           James B. Conheady
Vice President                               Vice President

May 22, 1998

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Historical Performance--Class A Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income   Capital Gain       Total
Period Ended                of Period    of Period    Dividends  Distributions    Returns(1)
============================================================================================
4/30/98                      $20.36       $23.49        $0.00       $0.00          15.37%+
--------------------------------------------------------------------------------------------
10/31/97                      18.64        20.36         0.01        0.00           9.30
--------------------------------------------------------------------------------------------
10/31/96                      17.15        18.64         0.17        0.00           9.78
--------------------------------------------------------------------------------------------
10/31/95                      18.79        17.15         0.12        0.10          (7.44)
--------------------------------------------------------------------------------------------
10/31/94++                    18.71        18.79         0.00        0.00           0.43+
--------------------------------------------------------------------------------------------
12/31/93                      12.35        18.71         0.00        0.16          52.78
--------------------------------------------------------------------------------------------
12/31/92                      12.31        12.35         0.02        0.00           0.49
--------------------------------------------------------------------------------------------
Inception* -- 12/31/91        11.94        12.31         0.00        0.00           3.10+
============================================================================================
   Total                                                $0.32       $0.26
============================================================================================

============================================================================================
Historical Performance--Class B Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income   Capital Gain       Total
Period Ended                of Period    of Period    Dividends  Distributions    Returns(1)
============================================================================================
4/30/98                      $20.22       $23.24        $0.00       $0.00          14.94%+
--------------------------------------------------------------------------------------------
10/31/97                      18.65        20.22         0.00        0.00           8.42
--------------------------------------------------------------------------------------------
10/31/96                      17.17        18.65         0.04        0.00           8.89
--------------------------------------------------------------------------------------------
Inception*-- 10/31/95         18.38        17.17         0.00        0.10          (6.00)+
============================================================================================
   Total                                                $0.04       $0.10
============================================================================================

============================================================================================
Historical Performance--Class C Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income   Capital Gain       Total
Period Ended                of Period    of Period    Dividends  Distributions    Returns(1)
============================================================================================
4/30/98                      $19.93       $22.90        $0.00       $0.00          14.90%+
--------------------------------------------------------------------------------------------
10/31/97                      18.38        19.93         0.00        0.00           8.43
--------------------------------------------------------------------------------------------
10/31/96                      16.93        18.38         0.04        0.00           8.85
--------------------------------------------------------------------------------------------
10/31/95                      18.54        16.93         0.00        0.10          (8.11)
--------------------------------------------------------------------------------------------
10/31/94++                    18.58        18.54         0.00        0.00          (0.22)+
--------------------------------------------------------------------------------------------
Inception*-- 12/31/93         12.35        18.58         0.00        0.16          51.73+
============================================================================================
   Total                                                $0.04       $0.26
============================================================================================

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                11

============================================================================================
Historical Performance--Class Y Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income   Capital Gain       Total
Period Ended                of Period    of Period    Dividends  Distributions    Returns(1)
============================================================================================
4/30/98                      $20.38       $23.49        $0.06       $0.00          15.61%+
--------------------------------------------------------------------------------------------
10/31/97                      18.64        20.38         0.06        0.00           9.68
--------------------------------------------------------------------------------------------
10/31/96                      17.13        18.64         0.21        0.00          10.19
--------------------------------------------------------------------------------------------
10/31/95                      18.80        17.13         0.17        0.10          (7.11)
--------------------------------------------------------------------------------------------
Inception*-- 10/31/94++       17.64        18.80         0.00        0.00           6.58+
============================================================================================
   Total                                                $0.50       $0.10
============================================================================================

============================================================================================
Historical Performance--Class Z Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income   Capital Gain       Total
Period Ended                of Period    of Period    Dividends  Distributions    Returns(1)
============================================================================================
4/30/98                      $20.36       $23.47        $0.06       $0.00          15.62%+
--------------------------------------------------------------------------------------------
10/31/97                      18.62        20.36         0.06        0.00           9.69
--------------------------------------------------------------------------------------------
10/31/96                      17.12        18.62         0.21        0.00          10.13
--------------------------------------------------------------------------------------------
Inception*-- 10/31/95         18.38        17.12         0.17        0.10          (5.03)+
============================================================================================
   Total                                                $0.50       $0.10
============================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

============================================================================================
Average Annual Total Return
============================================================================================
                                                 Without Sales Charge(1)
                                 -----------------------------------------------------------
                                 Class A      Class B      Class C      Class Y      Class Z
============================================================================================
Six Months Ended 4/30/98+         15.37%       14.94%       14.90%       15.61%       15.62%
--------------------------------------------------------------------------------------------
Year Ended 4/30/98                21.52        20.54        20.53        22.01        22.03
--------------------------------------------------------------------------------------------
Five Years Ended 4/30/98          12.34          N/A        11.47          N/A          N/A
--------------------------------------------------------------------------------------------
Ten Years Ended 4/30/98           12.08          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------
Inception* through 4/30/98        12.25         7.24        12.67         8.73         8.46
============================================================================================
                                                 Without Sales Charge(2)
                                 -----------------------------------------------------------
                                 Class A      Class B      Class C      Class Y      Class Z
============================================================================================
Six Months Ended 4/30/98+         9.61%        9.94%        13.90%       15.61%       15.62%
--------------------------------------------------------------------------------------------
Year Ended 4/30/98                15.43        15.54        19.53        22.01        22.03
--------------------------------------------------------------------------------------------
Five Years Ended 4/30/98          11.20          N/A        11.47          N/A          N/A
--------------------------------------------------------------------------------------------
Ten Years Ended 4/30/98           11.50          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------
Inception* through 4/30/98        11.79         6.76        12.67         8.73         8.46
============================================================================================


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Return
================================================================================
                                                         Without Sales Charge(1)
================================================================================
Class A (4/30/88 through 4/30/98)                                212.76%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/98)                              27.55
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/98)                              88.68
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/98)                              38.31
--------------------------------------------------------------------------------
Class Z (Inception* through 4/30/98)                              32.66
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C, Y and Z shares are February 18, 1986, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively. Class A share performance includes the return on the Fenimore International Fund whose management was assumed by Smith Barney on November 22, 1991.



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13

================================================================================
International Equity Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A Shares of the
International Equity Portfolio vs. MSCI EAFE-GDP Weighted Index and
MSCI EAFE Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                             April 1988--April 1998

                           International         MSCI EAFE-GDP         MSCI EAFE
                          Equity Portfolio      Weighted Index          Index
                          ----------------      --------------          -----
April 1988                      9,500               10,000              10,000
Oct 1988                        9,453               10,792              10,310
Oct 1989                       11,069               12,111              11,176
Oct 1990                       11,269               11,852               9,774
Oct 1991                       14,564               12,281              10,488
Oct 1992                       14,818               11,415               9,135
Oct 1993                       21,070               15,618              12,595
Oct 1994                       23,185               17,295              13,903
Oct 1995                       21,461               17,452              13,893
Oct 1996                       23,560               19,396              15,394
Oct 1997                       25,752               21,100              16,152
April 1998                     29,711               25,426              18,671

+ Hypothetical illustration of $10,000 invested in Class A shares on April 30, 1988, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index and the MSCI EAFE Index are composite portfolios consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE-GDP Weighted Index is weighted based on each country's Gross Domestic Product and the MSCI EAFE Index is weighted based on each company's market capitalization. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the MSCI EAFE Index is a more appropriate broad-based benchmark for the market in which the Portfolio invests than the MSCI EAFE-GDP Weighted Index. In future reporting, the MSCI EAFE Index will be used as a basis of comparison of total return performance rather than the MSCI EAFE-GDP Weighted Index.

Top Ten Holdings*                                           As of April 30, 1998
--------------------------------------------------------------------------------
 1. Nokia Oyj, Class A Shares                                        4.0%
--------------------------------------------------------------------------------
 2. Bank of Ireland                                                  3.0
--------------------------------------------------------------------------------
 3. Rentokil Initial PLC                                             3.0
--------------------------------------------------------------------------------
 4. Compass Group PLC                                                3.0
--------------------------------------------------------------------------------
 5. Misys PLC                                                        3.0
--------------------------------------------------------------------------------
 6. Telefonaktiebolaget LM Ericsson, Class B Shares                  3.0
--------------------------------------------------------------------------------
 7. Novartis AG, Registered Shares                                   3.0
--------------------------------------------------------------------------------
 8. Grafton Group PLC                                                3.0
--------------------------------------------------------------------------------
 9. Telecom Italia Mobile S.p.A.                                     3.0
--------------------------------------------------------------------------------
10. Hays PLC                                                         2.0
--------------------------------------------------------------------------------
* As a percentage of total stocks.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Investment Allocation**                                    As of April 30, 1998
--------------------------------------------------------------------------------
Europe                                                            72.5%

Asia/Pacific                                                      14.2%

Other                                                              5.5%

Cash Equivalent                                                    2.5%

** As a percentage of total investments.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
International Balanced Portfolio
================================================================================

Portfolio Managers -- Stocks

JEFFREY J. RUSSELL, CFA              JAMES B. CONHEADY

Portfolio Managers -- Bonds

VICTOR S. FILATOV                    DENIS P. MANGAN


Performance Update and Investment Strategy

The Smith Barney World Funds -- International Balanced Portfolio ("Portfolio") seeks a competitive total return on its assets from growth of capital and current income through a balanced investment in the stocks and bonds of non-U.S. issuers. The Portfolio gives investors the opportunity to participate in potential profits worldwide and to diversify assets over a number of countries' equity and fixed-income markets. For the six months ended April 30, 1998, the International Balanced Portfolio returned 3.98% on Class A shares before the deduction of any sales charges. In comparison, the MSCI EAFE Index returned 15.59% and the J.P. Morgan Global Bond Index (hedged) returned 4.93% for the same period. Additional performance information about the Portfolio's other share classes can be found on page sixteen. As of April 30, 1998, stocks represented nearly 69% of the Portfolio's holdings, bonds made up roughly 25% and the remaining 6% consisted of cash equivalents.

Please note that the International Balanced Portfolio utilizes a team management approach with the stock portion managed by Jeff Russell and James Conheady (International Equity Portfolio) and the bond portion managed by Victor Filatov and Denis Mangan (Global Government Bond Portfolio). For a more in-depth discussion of economic and market events during the reporting period, please refer to the Manager's Commentaries for the International Equity Portfolio that appears on page nine and the Global Government Bond Portfolio, which can be found on page three.

Although the equity portion of the Portfolio is managed similarly to the International Equity Portfolio and the fixed-income portion is managed similarly to the Global Government Bond Portfolio, there are some differences due to, among other things, cash flow and the timing and availability of investment opportunities. It is thus impossible to replicate performance. The International Balanced Portfolio's relative underperformance was mainly due to the mid-cap emphasis of the equity portion of the Portfolio as large-cap stocks continued to outperform.

We thank you for your investment in the Smith Barney World Funds -- International Balanced Portfolio.

Sincerely,



/s/ James B. Conheady              /s/ Jeffrey J. Russell

James B. Conheady                  Jeffrey J. Russell
Vice President                     Vice President



/s/ Victor S. Filator              /s/ Denis P. Mangan

Victor S. Filatov                  Denis P. Mangan
Vice President                     Vice President

November 21, 1997


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                15

============================================================================================
Historical Performance--Class A Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income    Return of         Total
Period Ended                of Period    of Period    Dividends    Capital        Returns(1)
============================================================================================
4/30/98                      $13.32       $13.78        $0.07       $0.00           3.98%+
--------------------------------------------------------------------------------------------
10/31/97                      13.90        13.32         0.15        0.20          (1.71)
--------------------------------------------------------------------------------------------
10/31/96                      12.64        13.90         0.35        0.00          12.89
--------------------------------------------------------------------------------------------
10/31/95                      12.20        12.64         0.39        0.00           7.05
--------------------------------------------------------------------------------------------
Inception*-- 10/31/94         12.00        12.20         0.00        0.00           1.67+
============================================================================================
   Total                                                $0.96       $0.20
============================================================================================

============================================================================================
Historical Performance--Class B Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income    Return of        Total
Period Ended                of Period    of Period    Dividends    Capital        Returns(1)
============================================================================================
4/30/98                       $13.38      $13.84        $0.03       $0.00           3.63%+
--------------------------------------------------------------------------------------------
10/31/97                       13.90       13.38         0.08        0.10          (2.45)
--------------------------------------------------------------------------------------------
10/31/96                       12.65       13.90         0.26        0.00          12.05
--------------------------------------------------------------------------------------------
Inception*-- 10/31/95          12.08       12.65         0.29        0.00           7.33+
============================================================================================
   Total                                                $0.66       $0.10
============================================================================================

============================================================================================
Historical Performance--Class C Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income    Return of         Total
Period Ended                of Period    of Period    Dividends    Capital        Returns(1)
============================================================================================
4/30/98                      $13.35       $13.81        $0.02       $0.00           3.63%+
--------------------------------------------------------------------------------------------
10/31/97                      13.87        13.35         0.08        0.10          (2.46)
--------------------------------------------------------------------------------------------
10/31/96                      12.63        13.87         0.26        0.00          11.99
--------------------------------------------------------------------------------------------
10/31/95                      12.18        12.63         0.29        0.00           6.29
--------------------------------------------------------------------------------------------
Inception*-- 10/31/94         12.00        12.18         0.00        0.00           1.50+
============================================================================================
   Total                                                $0.65       $0.10
============================================================================================


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Historical Performance--Class Y Shares
============================================================================================
                               Net Asset Value
                            ----------------------
                            Beginning       End         Income    Return of         Total
Period Ended                of Period    of Period    Dividends    Capital        Returns(1)
============================================================================================
4/30/98                      $13.35       $13.86        $0.06       $0.00           4.29%+
--------------------------------------------------------------------------------------------
10/31/97                      13.93        13.35         0.18        0.23          (1.28)
--------------------------------------------------------------------------------------------
Inception*-- 10/31/96         13.15        13.93         0.29        0.00           8.21+
============================================================================================
   Total                                                $0.53       $0.23
============================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

============================================================================================
Average Annual Total Return
============================================================================================
                                                     Without Sales Charge(1)
                                       -----------------------------------------------------
                                        Class A       Class B       Class C         Class Y
============================================================================================
Six Months Ended 4/30/98+                3.98%         3.63%         3.63%           4.29%
--------------------------------------------------------------------------------------------
Year Ended 4/30/98                       5.16          4.43          4.43            5.75
--------------------------------------------------------------------------------------------
Inception* through 4/30/98               6.38          5.77          5.58            4.96
============================================================================================
                                                     Without Sales Charge(2)
                                       -----------------------------------------------------
                                        Class A       Class B       Class C         Class Y
============================================================================================
Six Months Ended 4/30/98+               (1.21)%       (1.37)%        2.63%           4.29%
--------------------------------------------------------------------------------------------
Year Ended 4/30/98                      (0.11)        (0.57)         3.43            5.75
--------------------------------------------------------------------------------------------
Inception* through 4/30/98               4.91          5.27          5.58            4.96
============================================================================================

============================================================================================
Cumulative Total Return
============================================================================================
                                                                  Without Sales Charge(1)
============================================================================================
Class A (Inception* through 4/30/98)                                        25.57%
--------------------------------------------------------------------------------------------
Class B (Inception* through 4/30/98)                                        21.57
--------------------------------------------------------------------------------------------
Class C (Inception* through 4/30/98)                                        22.12
--------------------------------------------------------------------------------------------
Class Y (Inception* through 4/30/98)                                        11.40
============================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are August 25, 1994, November 7, 1994, August 25, 1994 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17

================================================================================
International Balanced Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A and C Shares of the International Balanced Portfolio vs. MSCI EAFE-GDP Weighted Index, MSCIEAFE Index and J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                             August 1994--April 1998

            International Balanced   International Balanced    MSCI EAFE-GDP      MSCI EAFE     J.P. Morgan Global
             Portfolio -- Class A     Portfolio -- Class C     Weighted Index      Index++      Bond Market Index
             --------------------     --------------------     --------------      -------      -----------------
Aug 1994            9,550                   10,000                 10,000           10,000           10,000
Oct 1994            9,706                   10,050                  9,960           10,443           10,262
Oct 1995           10,390                   10,788                  9,563           10,436           12,111
Oct 1996           11,730                   12,081                 10,607           11,563           12,850
Oct 1997           11,529                   11,784                 11,539           12,133           13,300
Apr 1998           11,988                   12,212                 13,904           14,024           13,459

+ Hypothetical illustration of $10,000 invested in Class A and C shares at inception on August 25, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment for Class A shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index and MSCI EAFE Index are composite portfolios consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE-GDP Weighted Index is weighted based on each country's Gross Domestic Product and the MSCI EAFE Index is weighted based on each company's market capitalization. The J.P. Morgan Global Bond Market Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A and C shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the MSCI EAFE Index is a more appropriate broad-based benchmark for the market in which the Portfolio invests than the MSCI EAFE-GDP Weighted Index. In future reporting, the MSCIEAFE Index will be used as a basis of comparison of total return performance rather than the MSCI EAFE-GDP Weighted Index.

Top Ten Holdings*                                          As of April 30, 1998
--------------------------------------------------------------------------------
 1. United Kingdom Treasury                                       10.0%
--------------------------------------------------------------------------------
 2. Buoni Poliennali del Tesoro (Italy)                            7.0
--------------------------------------------------------------------------------
 3. Deutscheland Republic                                          6.0
--------------------------------------------------------------------------------
 4. U.S. Treasury Notes                                            6.0
--------------------------------------------------------------------------------
 5. Nokia Oyj, Class A Shares                                      5.0
--------------------------------------------------------------------------------
 6. NTT Data Corp.                                                 4.0
--------------------------------------------------------------------------------
 7. Telecomunicacoes Brasileiras SA-- Telebras ADR                 4.0
--------------------------------------------------------------------------------
 8. Telecom Italia Mobile S.p.A.                                   4.0
--------------------------------------------------------------------------------
 9. Compass Group PLC                                              4.0
--------------------------------------------------------------------------------
10. Hays PLC                                                       4.0
--------------------------------------------------------------------------------

* As a percentage of total stocks and bonds.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Investment Allocation**                                    As of April 30, 1998
--------------------------------------------------------------------------------
Europe                                                            67.3%
The Americas                                                      14.8%
Asia/Pacific                                                      12.1%
Cash Equivalent                                                    5.8%

** As a percentage of total investments.

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

=================================================================================================
Schedules of Investments (unaudited)                                               April 30, 1998
=================================================================================================

                                   GLOBAL GOVERNMENT BOND PORTFOLIO

     FACE
   AMOUNT++                                      SECURITY                                 VALUE
=================================================================================================
BONDS -- 94.4%

Australia --- 2.5%
    4,000,000       Australian Government, 7.500% due 7/15/05                        $  2,876,393
-------------------------------------------------------------------------------------------------
France -- 8.7%
   60,000,000       France O.A.T., 5.250% due 4/25/08                                  10,124,962
-------------------------------------------------------------------------------------------------
Ireland -- 4.9%
    4,000,000       Ireland Treasury, 6.250% due 4/1/99                                 5,676,404
-------------------------------------------------------------------------------------------------
Italy -- 3.7%
7,550,000,000       Buoni Poliennali del Tesoro, 6.000% due 2/15/00                     4,363,528
-------------------------------------------------------------------------------------------------
Japan -- 19.4%
                    Japanese Government:
1,060,000,000          Series 113, 5.000% due 12/21/98                                  8,258,004
  385,000,000          Series 153, 4.800% due 12/20/02                                  3,404,189
1,405,000,000          Series 200 B, 2.000% due 12/20/07                               10,891,860
-------------------------------------------------------------------------------------------------
                                                                                       22,554,053
-------------------------------------------------------------------------------------------------
Spain -- 5.0%
                    Spanish Government:
  770,000,000          5.000% due 1/31/01@                                              5,127,619
   90,000,000          8.800% due 4/30/06                                                 737,880
-------------------------------------------------------------------------------------------------
                                                                                        5,865,499
-------------------------------------------------------------------------------------------------
Sweden -- 3.6%
   31,300,000       Swedish Government, 6.000% due 2/9/05                               4,219,360
-------------------------------------------------------------------------------------------------
United Kingdom -- 14.1%
    8,900,000       United Kingdom Treasury, 7.250% due 12/7/07                        16,410,625
-------------------------------------------------------------------------------------------------
United States -- 32.5%
    4,000,000       Republic of Argentina, 11.375% due 1/30/17@                         4,397,117
                    U.S. Treasury Bonds:
   14,000,000          6.250% due 2/15/07                                              14,476,000
    8,600,000          6.125% due 08/15/07                                              8,828,674
    4,000,000          5.500% due 2/15/08                                               3,949,040
    6,000,000          6.125% due 11/15/27                                              6,144,960
-------------------------------------------------------------------------------------------------
                                                                                       37,795,791
-------------------------------------------------------------------------------------------------
                    TOTAL BONDS
                    (Cost-- $108,558,001)                                             109,886,615
=================================================================================================
Repurchase Agreement -- 5.6%
   $6,500,000       CIBC Wood Gundy Securities Inc., 5.400% due 5/1/98;
                       Proceeds at maturity --- $6,500,975; (Fully collateralized by
                       U.S. Treasury Notes, 6.375% due 8/15/99;
                       Market value-- $6,630,799) (Cost-- $6,500,000)                   6,500,000
=================================================================================================

                       TOTAL INVESTMENTS -- 100%
                       (Cost-- $115,058,001*)                                        $116,386,615
=================================================================================================

@    A portion of this securitiy is on loan (See Note 7).

++   Represents local currency.

*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

=================================================================================================
Schedules of Investments (unaudited) (continued)                                   April 30, 1998
=================================================================================================

                                  INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                      SECURITY                                 VALUE
=================================================================================================
STOCKS -- 97.5%
Australia -- 1.3%
    2,475,729       Coca-Cola Amatil Ltd.@                                           $ 18,885,879
-------------------------------------------------------------------------------------------------
Austria -- 0.4%
       85,000       Wolford AG@                                                         5,728,771
-------------------------------------------------------------------------------------------------
Brazil -- 3.5%
      507,100       Petroleo Brasileiro S.A. ADR                                       12,832,419
      200,000       Telecomunicacoes Brasileiras S.A. ADR                              24,362,500
      325,000       Uniao de Bancos Brasileiro S.A. GDR@                               12,918,750
-------------------------------------------------------------------------------------------------
                                                                                       50,113,669
-------------------------------------------------------------------------------------------------
Finland -- 3.5%
      750,000       Nokia Oyj, Class A Shares@                                         50,156,250
-------------------------------------------------------------------------------------------------
France -- 1.2%
      250,100       Companie Generale de Geophysique SA ADR+                            7,190,375
      128,572       Sidel SA                                                            9,828,030
-------------------------------------------------------------------------------------------------
                                                                                       17,018,405
-------------------------------------------------------------------------------------------------
Germany -- 7.6%
      198,360       Leica Camera AG                                                     3,316,132
      200,000       SAP AG Preferred ADR                                               33,216,540
       30,000       SAP AG Preferred Non-Voting Shares@                                14,995,820
      225,000       SGL Carbon AG@                                                     23,841,599
       55,000       Volkswagen AG Preferred Non-Voting Shares                          32,426,859
-------------------------------------------------------------------------------------------------
                                                                                      107,796,950
-------------------------------------------------------------------------------------------------
Hong Kong -- 2.5%
   12,197,185       Hong Kong and China Gas Co. Ltd.@                                  16,612,484
      554,417       Hong Kong China Warrants, Expire 9/30/99+                          0
    3,000,000       Hutchison Whampoa Ltd.                                             18,551,510
-------------------------------------------------------------------------------------------------
                                                                                       35,163,994
-------------------------------------------------------------------------------------------------
India -- 0.6%
       20,000       The India Magnum Fund, Class B Shares+                                700,000
      990,877       Mahindra & Mahindra Ltd. GDR++                                      7,307,717
      166,667       Mahindra & Mahindra Ltd. GDR                                        1,229,169
-------------------------------------------------------------------------------------------------
                                                                                        9,236,886
-------------------------------------------------------------------------------------------------
Ireland -- 11.4%
    2,272,202       Bank of Ireland                                                    46,114,210
    1,411,976       Grafton Group PLC                                                  37,183,356
    5,450,000       Independent Newspapers PLC                                         32,914,325
    1,575,844       Irish Continental Group PLC                                        28,551,106
    1,950,000       Irish Life PLC                                                     18,103,230
-------------------------------------------------------------------------------------------------
                                                                                      162,866,227
-------------------------------------------------------------------------------------------------
Israel -- 1.7%
      550,000       Teva Pharmaceutical Industries Ltd. ADR@                           23,512,500
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

=================================================================================================
Schedules of Investments (unaudited) (continued)                                   April 30, 1998
=================================================================================================

                                  INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                      SECURITY                                 VALUE
=================================================================================================
Italy -- 4.0%
    7,000,000       Istituto Nazionale delle Assicurazioni@                          $ 20,874,178
    6,350,000       Telecom Italia Mobile S.p.A.                                       36,366,601
-------------------------------------------------------------------------------------------------
                                                                                       57,240,779
-------------------------------------------------------------------------------------------------
Japan -- 9.8%
      833,000       Canon, Inc.                                                        19,732,763
      472,000       Murata Manufacturing Co., Ltd.                                     13,860,289
      308,000       Noritsu Koki Co. Ltd.                                               9,207,598
          500       NTT Data Corp.@                                                    21,645,349
       67,000       Shohkoh Fund & Co., Ltd.                                           21,347,914
      289,000       Sony Corp.                                                         24,081,510
      519,000       Sumitomo Realty & Development Co., Ltd.@                            2,494,248
    1,857,000       Terumo Corp.@                                                      27,237,311
-------------------------------------------------------------------------------------------------
                                                                                      139,606,982
-------------------------------------------------------------------------------------------------
Malaysia -- 0.0%
      476,150       Sungei Way Holdings Berhad Warrants, Expire 6/29/99+                   28,645
-------------------------------------------------------------------------------------------------
Mexico -- 0.1%
      815,944       Gruma SA, Class B Shares+                                           1,872,263
-------------------------------------------------------------------------------------------------
Netherlands -- 7.7%
      602,777       Getronics NV                                                       26,670,756
      420,936       Hunter Douglas NV                                                  20,520,760
      406,349       IHC Caland NV                                                      23,650,899
    1,500,000       ING Groep NV Warrants, Expire 3/15/01+                             27,171,492
       38,900       Royal Dutch Petroleum Co.                                           2,146,671
       61,100       Royal Dutch Petroleum Co., N.Y. Registered Shares@                  3,455,968
      185,000       Unique International NV                                             5,887,404
-------------------------------------------------------------------------------------------------
                                                                                      109,503,950
-------------------------------------------------------------------------------------------------
Norway -- 3.3%
      750,000       Smedvig ASA, Class B Shares@                                       15,084,270
    1,000,000       Tomra Systems ASA@                                                 32,179,777
-------------------------------------------------------------------------------------------------
                                                                                       47,264,047
-------------------------------------------------------------------------------------------------
Panama -- 1.7%
      600,000       Panamerican Beverages Inc., Class A Shares                         23,925,000
-------------------------------------------------------------------------------------------------
South Africa -- 3.8%
    2,751,410       Dimension Data Holdings Ltd.+                                      19,099,078
       90,000       Investec Group Ltd.                                                 4,342,924
      622,400       Investec Holdings Ltd.                                             30,279,916
-------------------------------------------------------------------------------------------------
                                                                                       53,721,918
-------------------------------------------------------------------------------------------------
Spain -- 4.0%
      325,000       Banco Popular Espanol SA                                           26,654,200
      700,000       Telefonica de Espana                                               29,209,723
      700,000       Telefonica de Espana Rights, Expire 5/7/98+                           541,941
-------------------------------------------------------------------------------------------------
                                                                                       56,405,864
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

=================================================================================================
Schedules of Investments (unaudited) (continued)                                   April 30, 1998
=================================================================================================

                                  INTERNATIONAL EQUITY PORTFOLIO

   SHARES                                      SECURITY                                 VALUE
=================================================================================================
Sweden -- 7.3%
    1,342,853       Astra AB, Class A Shares@                                        $ 27,590,024
      625,000       Autoliv Inc.                                                       18,554,687
      250,000       Munters AB@                                                         2,826,695
    1,010,000       Nobel Biocare AB@                                                  13,181,630
      800,000       Telefonaktiebolaget LM Ericsson, Class B Shares@                   42,177,081
-------------------------------------------------------------------------------------------------
                                                                                      104,330,117
-------------------------------------------------------------------------------------------------
Switzerland -- 4.1%
       22,866       Novartis AG, Registered Shares                                     37,807,640
        2,000       Roche Holding AG                                                   20,274,684
-------------------------------------------------------------------------------------------------
                                                                                       58,082,324
-------------------------------------------------------------------------------------------------
United Kingdom -- 18.0%
    2,900,000       Capita Group PLC                                                   24,365,062
    2,500,000       Compass Group PLC                                                  43,262,719
      140,995       Eidos PLC+                                                          2,233,656
    2,000,000       Hays PLC                                                           34,192,178
      903,055       Misys PLC                                                          43,183,087
    1,452,331       Racal Electronics PLC                                               8,110,460
    7,000,000       Rentokil Initial PLC                                               45,499,005
      346,666       Reuters Group PLC ADR@                                             22,468,290
    1,640,000       Serco Group PLC                                                    32,411,175
-------------------------------------------------------------------------------------------------
                                                                                      255,725,632
-------------------------------------------------------------------------------------------------
                       TOTAL STOCKS
                       (Cost-- $849,672,954)                                        1,388,187,052
=================================================================================================

    FACE
   AMOUNT                                      SECURITY                                 VALUE
=================================================================================================
REPURCHASE AGREEMENT-- 2.5%
  $36,100,000       CIBC Wood Gundy Securities Inc., 5.400% due 5/1/98;
                    Proceeds at maturity -- $36,105,415; (Fully collateralized by U.S. Treasury Notes, 6.000% due 8/15/99;
                    Market value-- $36,824,343) (Cost-- $36,100,000)                   36,100,000
=================================================================================================
                       TOTAL INVESTMENTS -- 100%
                       (Cost-- $885,772,954*)                                      $1,424,287,052
=================================================================================================

@    A portion of this security is on loan (See Note 7).

+    Non-income producing security.

++ Security is exempt from registration under Rule 144A of the Security Exchange Act of 1933. This security may be resold in transactions that are exempt from registration to qualified institutional buyers.

*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

=================================================================================================
Schedules of Investments (unaudited) (continued)                                   April 30, 1998
=================================================================================================

                                 INTERNATIONAL BALANCED PORTFOLIO

   SHARES                                      SECURITY                                 VALUE
=================================================================================================
STOCKS -- 68.8%
Australia -- 2.2%
      123,616       Coca-Cola Amatil Ltd.@                                              $ 942,993
-------------------------------------------------------------------------------------------------
Austria -- 1.6%
       10,000       Wolford AG                                                            673,973
-------------------------------------------------------------------------------------------------
Brazil -- 6.8%
       25,000       Petroleo Brasileiro S.A. ADR                                          632,637
       10,000       Telecomunicacoes Brasilerias S.A.-- Telebras ADR                    1,218,125
       25,000       Uniao de Banco Brasileiro S.A. GDR@                                   993,772
-------------------------------------------------------------------------------------------------
                                                                                        2,844,534
-------------------------------------------------------------------------------------------------
Finland -- 3.2%
       20,000       Nokia Oyj, Class A Shares@                                          1,337,500
-------------------------------------------------------------------------------------------------
France -- 0.5%
        2,900       Sidel S.A.                                                            221,675
-------------------------------------------------------------------------------------------------
Germany -- 3.6%
        6,000       SGL Carbon AG                                                         635,775
        1,500       Volkswagen AG Preferred                                               884,368
-------------------------------------------------------------------------------------------------
                                                                                        1,520,143
-------------------------------------------------------------------------------------------------
Hong Kong -- 1.6%
      161,368       Hong Kong and China Gas Co. Ltd.                                      219,781
       11,880       Hong Kong China Warrants, Expire 9/30/99+                                   0
       75,000       Hutchison Whampoa Ltd.                                                463,787
-------------------------------------------------------------------------------------------------
                                                                                          683,568
-------------------------------------------------------------------------------------------------
Ireland -- 6.5%
       45,591       Bank of Ireland                                                       925,266
        7,000       Elan Corp. PLC-- ADR+@                                                434,875
      130,000       Independent Newspapers PLC                                            785,112
       60,000       Irish Life PLC                                                        557,022
-------------------------------------------------------------------------------------------------
                                                                                        2,702,275
-------------------------------------------------------------------------------------------------
Italy -- 7.0%
       30,000       Assicurazioni Generali                                                898,230
      300,000       Istituto Nazionale delle Assicurazioni@                               894,607
      200,000       Telecom Italia Mobile S.p.A.                                        1,145,404
-------------------------------------------------------------------------------------------------
                                                                                        2,938,241
-------------------------------------------------------------------------------------------------
Japan -- 7.7%
       18,000       Canon, Inc.                                                           426,398
        9,000       Murata Manufacturing Co., Ltd.                                        264,285
        9,000       Noritsu Koki Co. Ltd.                                                 269,053
           29       NTT Data Corp.@                                                     1,255,430
       11,000       Sony Corp.                                                            916,597
       22,000       Sumitomo Realty & Development Co., Ltd.                               105,729
-------------------------------------------------------------------------------------------------
                                                                                        3,237,492
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

=================================================================================================
Schedules of Investments (unaudited) (continued)                                   April 30, 1998
=================================================================================================

                                 INTERNATIONAL BALANCED PORTFOLIO

   SHARES                                      SECURITY                                 VALUE
=================================================================================================
Mexico -- 0.3%
       55,900       Gruma SA, Class B Shares+                                          $  128,268
-------------------------------------------------------------------------------------------------
Netherlands -- 5.8%
        9,000       Getronics NV                                                          398,218
       12,000       Hunter Douglas NV                                                     585,003
       13,238       IHC Caland NV                                                         770,496
       10,656       ING Groep NV                                                          692,468
-------------------------------------------------------------------------------------------------
                                                                                        2,446,185
-------------------------------------------------------------------------------------------------
Norway -- 2.3%
       30,000       Tomra Systems ASA                                                     965,393
-------------------------------------------------------------------------------------------------
Panama -- 1.3%
       13,000       Panamerican Beverages Inc., Class A Shares                            518,375
-------------------------------------------------------------------------------------------------
Spain -- 1.8%
        9,000       Banco Popular Espanol SA                                              738,116
-------------------------------------------------------------------------------------------------
Sweden -- 3.3%
       16,000       Astra AB, Class A Shares                                              328,726
       10,000       Autoliv AB                                                            296,875
       40,000       Munters AB                                                            452,266
        6,000       Telefonaktiebolaget LM Ericcson ADR                                   308,625
-------------------------------------------------------------------------------------------------
                                                                                        1,386,492
-------------------------------------------------------------------------------------------------
Switzerland -- 2.0%
          500       Novartis AG, Registered Shares                                        826,721
-------------------------------------------------------------------------------------------------
United Kingdom -- 11.3%
       85,000       Boxmore International PLC                                             424,225
       60,000       Compass Group PLC                                                   1,038,305
       60,000       Hays PLC                                                            1,025,765
       20,807       Misys PLC                                                             994,967
        4,000       Reuters Holdings PLC ADR@                                             259,250
       50,000       Serco Group PLC                                                       988,145
-------------------------------------------------------------------------------------------------
                                                                                        4,730,657
-------------------------------------------------------------------------------------------------
Venezuela -- 0.0%
        7,140       Republic of Venezuela Warrants, Expire 4/15/20+                             0
-------------------------------------------------------------------------------------------------
                    TOTAL STOCKS
                    (Cost-- $23,890,969)                                               28,842,601
=================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

=================================================================================================
Schedules of Investments (unaudited) (continued)                                   April 30, 1998
=================================================================================================

                                 INTERNATIONAL BALANCED PORTFOLIO

  FACE
 AMOUNT++                                       SECURITY                                 VALUE
=================================================================================================
BONDS -- 25.4%
Australia -- 0.6%
      340,000       Australian Government, 7.500% due 7/15/05                          $  244,493
-------------------------------------------------------------------------------------------------
France -- 1.7%
    4,000,000       France O.A.T., 6.000% due 10/25/25                                    705,772
-------------------------------------------------------------------------------------------------
Germany -- 4.2%
    3,100,000       Deutscheland Republic, 5.250% due 1/4/08@                           1,753,240
-------------------------------------------------------------------------------------------------
Italy -- 4.6%
                    Buoni Poliennali del Tesoro:
2,480,000,000          6.000% due 2/15/00                                               1,433,318
  830,000,000          6.750% due 2/1/07                                                  519,935
-------------------------------------------------------------------------------------------------
                                                                                        1,953,253
-------------------------------------------------------------------------------------------------
Spain -- 0.9%
   45,000,000       Spanish Government, 8.800% due 4/30/06                                368,940
-------------------------------------------------------------------------------------------------
United Kingdom -- 7.0%
    1,600,000       United Kingdom Treasury, 7.250% due 12/7/07                         2,950,224
-------------------------------------------------------------------------------------------------
United States -- 6.4%
    1,000,000       Republic of Argentina, 11.375% due 1/30/17@                         1,099,278
    1,550,000       U.S. Treasury Notes, 6.125% due 8/15/07                             1,591,214
-------------------------------------------------------------------------------------------------
                                                                                        2,690,492
-------------------------------------------------------------------------------------------------
                    TOTAL BONDS
                   (Cost-- $10,494,743)                                                10,666,414
=================================================================================================
REPURCHASE AGREEMENT -- 5.8%
   $2,438,000       CIBC Wood Gundy Securities Inc., 5.400% due 5/1/98;
                    Proceeds at maturity -- $2,438,366; (Fully collateralized by
                    U.S. Treasury Bonds, 6.375% due 8/15/99; Market value --
                    $2,476,746) (Cost-- $2,438,000)                                     2,438,000
=================================================================================================
                       TOTAL INVESTMENTS -- 100%
                       (Cost-- $36,823,712*)                                          $41,947,015
=================================================================================================

@    A portion of this security is on loan (See Note 7).

+    Non-income producing security.

++   Represents local currency.

*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

====================================================================================================================================
Statement of Assets and Liabilities (unaudited)                                                                       April 30, 1998
====================================================================================================================================
                                                                                    Global
                                                                                  Government        International      International
                                                                                     Bond               Equity            Balanced
                                                                                  Portfolio           Portfolio          Portfolio
====================================================================================================================================
ASSETS:
     Investments-- Cost                                                          $115,058,001     $  885,772,954        $36,823,712
     Foreign currency-- Cost                                                               --         11,475,209           (808,385)
====================================================================================================================================
     Investments, at value                                                       $116,386,615     $1,424,287,052        $41,947,015
     Foreign currency, at value                                                            --         11,466,169            825,787
     Cash                                                                              31,041            132,909                 --
     Receivable for Fund shares sold                                                  929,780          1,467,548              4,354
     Receivable for securities sold                                                21,502,004          6,111,230          2,948,362
     Dividends and interest receivable                                              1,724,092          3,563,315            313,461
     Receivable for open forward foreign currency contracts (Note 4)                  470,320              1,411             49,652
     Collateral for securities loaned (Note 7)                                     10,147,000        160,669,642         10,165,900

------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                 151,190,852      1,607,699,276         56,254,531
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 7)                                        10,147,000        160,669,642         10,165,900
     Management fees payable                                                           86,731            992,473             46,797
     Payable for open forward foreign currency contracts (Note 4)                      50,044             19,293             36,426
     Payable for Fund shares purchased                                                 23,848             52,237                 --
     Distribution fees payable                                                         13,245            364,001              3,719
     Payable for securities purchased                                                      --         12,456,065                 --
     Payable to bank                                                                       --                 --          3,864,004
     Foreign currency payable to bank, at value                                           150                 --                 --
     Accrued expenses                                                                 410,166          1,196,925             83,497
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                             10,731,184        175,750,636         14,200,343
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                 $140,459,668     $1,431,948,640        $42,054,188
====================================================================================================================================
NET ASSETS:
     Par value of capital shares                                                 $     11,962     $       61,270        $       567
     Capital paid in excess of par value                                          140,531,297        957,955,111         36,044,742
     Overdistributed net investment income                                         (5,996,243)       (17,584,189)          (232,952)
     Accumulated net realized gain (loss) from security
        transactions and foreign currencies                                         4,152,648        (46,980,554)         1,126,548
     Net unrealized appreciation of investments and
        foreign currencies                                                          1,760,004        538,497,002          5,115,283
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                 $140,459,668     $1,431,948,640        $42,054,188
====================================================================================================================================
Shares Outstanding:
     Class A                                                                        7,520,025         21,566,219            713,134
------------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                        1,480,690          9,715,509            292,865
------------------------------------------------------------------------------------------------------------------------------------
     Class C                                                                          257,547          8,187,589            232,091
------------------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                        2,704,303         15,686,264          1,801,070
------------------------------------------------------------------------------------------------------------------------------------
     Class Z                                                                               --          6,113,657                 --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                    $11.79             $23.49             $13.78
------------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                         $11.78             $23.24             $13.84
------------------------------------------------------------------------------------------------------------------------------------
     Class C **                                                                        $11.76             $22.90             $13.81
------------------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                    $11.60             $23.49             $13.86
------------------------------------------------------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                        --             $23.47                 --
------------------------------------------------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 4.71% of net asset value per share)                         $12.35                 --                 --
     (net asset value plus 5.26% of net asset value per share)                                            $24.73             $14.50
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global Government Bond Portfolio, and by a 5.00% CDSC for International Equity and International Balanced Portfolios if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Statement of Operations (unaudited)                                                    For the Six Months Ended April 30, 1998
====================================================================================================================================

                                                                                     Global
                                                                                   Government        International     International
                                                                                     Bond               Equity            Balanced
                                                                                   Portfolio           Portfolio          Portfolio
====================================================================================================================================
INVESTMENT INCOME:
     Interest                                                                      $4,152,171           $654,563           $677,303
     Dividend                                                                              --          7,248,460            210,590
     Less: Foreign withholding tax                                                    (14,954)          (810,694)           (19,780)
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                        4,137,217          7,092,329            868,113
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                         528,180          5,552,672            280,247
     Distribution fees (Note 2)                                                       192,810          2,547,513             50,325
     Shareholder and system servicing fees                                             88,283            531,760             20,448
     Registration fees                                                                 59,540             98,370             32,899
     Custody                                                                           41,082            445,998             36,495
     Audit and legal                                                                   17,481             34,281             13,311
     Shareholder communications                                                        16,245             55,740              9,350
     Directors' fees                                                                    6,847             17,324              2,769
     Other                                                                              5,266             32,242              4,710
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                   955,734          9,315,900            450,554
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                        3,181,483         (2,223,571)           417,559
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 4):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                     3,967,421         27,005,528          1,969,490
        Foreign currency transactions                                              (3,906,588)          (314,947)          (353,519)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                 60,833         26,690,581          1,615,971
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Foreign Currencies:
        Beginning of period                                                          (293,729)       361,620,491          3,551,353
        End of period                                                               1,760,004        538,497,002          5,115,283
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                        2,053,733        176,876,511          1,563,930
------------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                                      2,114,566        203,567,092          3,179,901
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $5,296,049       $201,343,521         $3,597,460
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

====================================================================================================================================
Statement of Changes in Net Assets (unaudited)                                               For the Six Months Ended April 30, 1998
====================================================================================================================================
                                                                                 Global
                                                                               Government          International       International
                                                                                   Bond               Equity             Balanced
                                                                                Portfolio            Portfolio           Portfolio
====================================================================================================================================
OPERATIONS:
     Net investment income (loss)                                              $ 3,181,483         $  (2,223,571)       $   417,559
     Net realized gain                                                              60,833            26,690,581          1,615,971
     Increase in net unrealized appreciation                                     2,053,733           176,876,511          1,563,930
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                      5,296,049           201,343,521          3,597,460
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                      (5,232,178)           (1,282,091)          (296,992)
     Net realized gains                                                         (5,160,368)                   --                 --
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                          (10,392,546)           (1,282,091)          (296,992)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                            8,717,774         1,342,743,670         11,241,520
     Net asset value of shares issued
        for reinvestment of dividends                                            5,670,306               750,365             57,821
     Cost of shares reacquired                                                 (14,832,598)       (1,441,961,177)       (34,452,557)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Fund Share Transactions                                                   (444,518)          (98,467,142)       (23,153,216)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                               (5,541,015)          101,594,288        (19,852,748)
NET ASSETS:
     Beginning of period                                                       146,000,683         1,330,354,352         61,906,936
------------------------------------------------------------------------------------------------------------------------------------
     End of period*                                                           $140,459,668       $ 1,431,948,640       $ 42,054,188
====================================================================================================================================
* Includes overdistributed net
      investment income of:                                                    $(5,996,243)         $(17,584,189)         $(443,535)
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Statement of Changes in Net Assets                                                              For the Year Ended October 31, 1997
====================================================================================================================================

                                                                                 Global
                                                                               Government          International       International
                                                                                   Bond               Equity             Balanced
                                                                                Portfolio            Portfolio           Portfolio
====================================================================================================================================
OPERATIONS:
     Net investment gain (loss)                                                $ 7,166,095          $ (4,446,616)         $ 820,196
     Net realized gain (loss)                                                    7,628,774             6,344,807         (1,386,334)
     Increase in net unrealized appreciation (depreciation)                     (3,023,160)          125,335,875           (491,304)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                          11,771,709           127,234,066         (1,057,442)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                     (14,761,484)           (1,479,385)          (584,276)
     Net realized gains                                                           (895,628)                   --                 --
     Capital                                                                            --                    --           (771,507)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                          (15,657,112)           (1,479,385)        (1,355,783)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                           48,612,809         1,530,238,808         27,220,805
     Net asset value of shares issued
        for reinvestment of dividends                                            8,530,565             1,110,321            442,806
     Cost of shares reacquired                                                 (58,854,085)       (1,602,262,084)        (8,973,657)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
      From Fund Share Transactions                                              (1,710,711)          (70,912,955)        18,689,954
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                               (5,596,114)           54,841,726         16,276,729

NET ASSETS:
     Beginning of year                                                         151,596,797         1,275,512,626         45,630,207
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                             $146,000,683       $ 1,330,354,352        $61,906,936
====================================================================================================================================
* Includes overdistributed net investment income of:                              $(38,960)         $(13,763,580)                --
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

1. Significant Accounting Policies

The Global Government Bond, International Equity and International Balanced Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of these Portfolios and three other separate investment portfolios: Emerging Markets, European and Pacific Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate semi-annual report.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; (k) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign

--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Global Government Bond Portfolio pays MMC a management fee calculated at an annual rate of 0.75% of the average daily net assets of the portfolio. The International Equity and International Balanced Portfolios pay MMC a management fee calculated at an annual rate of 0.85% of the average daily net assets of each respective portfolio. These fees are calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares. SB received sales charges of approximately $262,000 on sales of the Portfolios' Class A shares for the six months ended April 30, 1998. In addition, SB did not receive any brokerage commissions.

For the Global Government Portfolio, there is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the International Equity and International Balanced Portfolios, there is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 1998, CDSCs paid to SB were approximately:

Portfolio                                  Class A        Class B        Class C
================================================================================
Global Government Bond                          --       $  7,000             --
--------------------------------------------------------------------------------
International Equity                        $5,000        379,000         $7,000
--------------------------------------------------------------------------------
International Balanced                          --          9,000             --
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class's shares. The Global Government Bond Portolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. The International Equity and International Balanced Portfolios pay a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the six months ended April 30, 1998, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                                Class A         Class B         Class C
================================================================================
Global Government Bond                  $112,886         $69,124         $10,800
--------------------------------------------------------------------------------
International Equity                     554,020       1,080,504         912,989
--------------------------------------------------------------------------------
International Balanced                    12,564          21,256          16,505
================================================================================

All officers and two Directors of the Fund are employees of SB.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3. Investments

During the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                          Purchases           Sales
===============================================================================
Global Government Bond                            $169,953,057      $187,625,390
-------------------------------------------------------------------------------
International Equity                               194,106,353       291,415,045
-------------------------------------------------------------------------------
International Balanced                              41,964,086        61,340,615
===============================================================================

At April 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
Portfolio                       Appreciation       Depreciation    Appreciation
================================================================================
Global Government Bond          $  2,530,166      $  (1,201,552)    $ 1,328,614
--------------------------------------------------------------------------------
International Equity             576,398,492        (37,884,394)     538,514,098
--------------------------------------------------------------------------------
International Balanced             6,554,902         (1,431,599)       5,123,303
================================================================================

4. Forward Foreign Currency Contracts

At April 30, 1998, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                         Local         Market    Settlement   Unrealized
Foreign Currency                       Currency        Value        Date      Gain (Loss)
=========================================================================================
Global Government Bond Portfolio
To Sell:
Australian Dollars                      4,550,000   $ 2,968,001    5/28/98    $    191
Belgian Franc                         212,300,000     5,733,555    5/28/98      19,832
French Franc                           61,500,000    10,236,590    5/28/98      25,382
German Mark                            28,600,000    15,963,533    5/28/98      40,944
British Pound                          10,100,000    16,863,953    5/28/98     (47,454)
Italian Lira                        7,850,000,000     4,431,163    5/28/98       8,882
Irish Punt                              4,070,000     5,712,799    5/28/98      (2,590)
Japanese Yen                        3,020,000,000    22,955,596    5/28/98     310,968
Spanish Peseta                        914,400,000     6,005,100    5/28/98      11,877
Swedish Krona                          33,500,000     4,332,572    5/28/98      52,244
-----------------------------------------------------------------------------------------
Net Unrealized Gain on
   Forward Foreign Currency Contracts                                         $420,276
=========================================================================================

--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

                                         Local          Market   Settlement  Unrealized
Foreign Currency                        Currency        Value        Date    Gain (Loss)
========================================================================================
International Equity Portfolio
To Sell:
Malaysian Ringgit                         185,816    $   49,633     5/4/98   $   (532)
Malaysian Ringgit                       1,810,439       483,461     5/5/98    (10,514)
Malaysian Ringgit                       1,198,577       319,987     5/6/98       (707)
----------------------------------------------------------------------------------------
                                                                              (11,753)
----------------------------------------------------------------------------------------
To Buy:
British Pound                             356,482       596,004     5/1/98      1,411
British Pound                           1,244,161     2,079,714     5/5/98     (1,517)
Spanish Peseta                        318,180,000     2,088,084     5/7/98     (3,966)
French Franc                            4,303,392       716,336    5/29/98     (2,057)
----------------------------------------------------------------------------------------
                                                                               (6,129)
----------------------------------------------------------------------------------------
Net Unrealized Loss on
   Forward Foreign Currency Contracts                                        $(17,882)
========================================================================================
International Balanced Portfolio
To Sell:
British Pound                              85,296    $  142,573     5/6/98   $   (324)
British Pound                             510,000       851,879    5/20/98      7,215
Dutch Guilder                             629,685       311,722     5/4/98        149
German Mark                               740,000       412,850    5/20/98     (2,658)
Finnish Markka                          1,408,819       258,649     5/4/98        230
Irish Punt                              1,020,000     1,431,958    5/20/98     (9,997)
Italian Lira                          488,440,738       275,665     5/6/98       (254)
Japanese Yen                          315,000,000     2,391,406    5/20/98     14,974
Malaysian Ringgit                          10,197         2,723     5/4/98        (29)
Malaysian Ringgit                          97,923        26,149     5/5/98       (569)
Malaysian Ringgit                          65,056        17,368     5/6/98        (37)
Swedish Krona                           2,560,000       331,004    5/20/98     (1,647)
----------------------------------------------------------------------------------------
                                                                                7,053
----------------------------------------------------------------------------------------
To Buy:
Canadian Dollar                         1,500,000     1,049,119    5/20/98      1,634
German Mark                             7,727,960     4,311,475    5/20/98     11,475
Irish Punt                              1,020,000     1,431,958    5/20/98     13,975
Japanese Yen                          500,000,000     3,795,882    5/20/98    (20,911)
----------------------------------------------------------------------------------------
                                                                                6,173
----------------------------------------------------------------------------------------
Net Unrealized Gain on
   Forward Foreign Currency Contracts                                        $  13,226
========================================================================================

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the permium originally paid.

At April 30, 1998, the Portfolios had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 1998, the Portfolios did not write any options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7. Lending of Portfolio Securities

The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers, and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At April 30, 1998, the Portfolios listed below had loaned common stocks and bonds. The market value for the securities on loan for each portfolio was as follows:

Portfolio                                                                           Value
============================================================================================

Global Government Bond Portfolio                                                 $ 9,491,634
--------------------------------------------------------------------------------------------
international Equity Portfolio                                                   156,424,782
--------------------------------------------------------------------------------------------
International Balanced Portfolio                                                   9,723,195
============================================================================================

At April 30, 1998, the collateral held for the securities on loan was as follows:

Global Government Bond Portfolio

Security Description                                                              Value
===========================================================================================
Time Deposit:
   UBS, Grand Cayman, 5.625% due 5/1/98                                         $   475,462
   Svenska Grand Cayman, 5.625% due 5/1/98                                          475,462
   Deutsche Bank G.C., 5.625% due 5/1/98                                            475,462
   Commerzbank AG, Frankfurt, 5.59375% due 5/1/98                                   475,462
   Bank of Montreal, Montreal, 5.625% due 5/1/98                                    475,462
Repurchase Agreements:
   CS First Boston, 5.570% due 5/1/98                                             2,007,506
   Merrill Lynch, 5.625% due 5/1/98                                                 686,777
   J.P. Morgan Securities, 5.580% due 5/1/98                                      1,461,896
   NationsBanc Montgomery Securities Inc. 5.6125% due 5/1/98                      1,606,005
   Bear Stearns, 5.600% due 5/1/98                                                2,007,506
-------------------------------------------------------------------------------------------
Total                                                                           $10,147,000
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

International Equity Portfolio

Security Description                                                              Value
===========================================================================================
Time Deposit:
   UBS, Grand Cayman, 5.625% due 5/1/98                                         $ 7,528,560
   Svenska Grand Cayman, 5.625% due 5/1/98                                        7,528,560
   Deutsche Bank G.C., 5.625% due 5/1/98                                          7,528,560
   Commerzbank AG, Frankfurt, 5.59375% due 5/1/98                                 7,528,560
   Bank of Montreal, Montreal, 5.625% due 5/1/98                                  7,528,560
Repurchase Agreements:
   CS First Boston, 5.570% due 5/1/98                                            31,787,251
   Merrill Lynch, 5.625% due 5/1/98                                              10,874,586
   J.P. Morgan Securities, 5.580% due 5/1/98                                     23,147,955
   NationsBanc Montgomery Securities Inc. 5.6125% due 5/1/98                     25,429,801
   Bear Stearns, 5.600% due 5/1/98                                               31,787,251
-------------------------------------------------------------------------------------------
Total                                                                          $160,669,642
===========================================================================================

International Balanced Portfolio

Security Description                                                              Value
===========================================================================================
Time Deposit:
   UBS, Grand Cayman, 5.625% due 5/1/98                                         $   476,348
   Svenska Grand Cayman, 5.625% due 5/1/98                                          476,348
   Deutsche Bank G.C., 5.625% due 5/1/98                                            476,348
   Commerzbank AG, Frankfurt, 5.59375% due 5/1/98                                   476,348
   Bank of Montreal, Montreal, 5.625% due 5/1/98                                    476,348
Repurchase Agreements:
   CS First Boston, 5.570% due 5/1/98                                             2,011,245
   Merrill Lynch, 5.625% due 5/1/98                                                 688,057
   J.P. Morgan Securities, 5.580% due 5/1/98                                      1,464,618
   NationsBanc Montgomery Securities Inc. 5.6125% due 5/1/98                      1,608,995
   Bear Stearns, 5.600% due 5/1/98                                                2,011,245
-------------------------------------------------------------------------------------------
Total                                                                           $10,165,900
===========================================================================================

8. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

9. Capital Loss Carryforwards

At October 31, 1997, the International Equity and International Balanced Portfolios had, for Federal income tax purposes, approximately $73,386,000 and $855,000, respectively, of capital loss carryforwards available to offset



--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for each Portfolio is indicated below:

Portfolio                     10/31/03      10/31/04      10/31/05         Total
================================================================================
International Equity       $73,386,000            --            --   $73,386,000
--------------------------------------------------------------------------------
International Balanced         176,000        $2,000      $677,000       855,000
================================================================================

10. Capital Shares

At April 30, 1998, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 1998, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                   Class A        Class B        Class C        Class Y        Class Z
=================================================================================================
Global Government Bond   $ 87,859,105   $ 16,480,549   $  3,398,997   $ 32,804,608             --
-------------------------------------------------------------------------------------------------
International Equity      269,726,473    159,323,271    133,523,257    291,139,105   $104,304,275
-------------------------------------------------------------------------------------------------
International Balanced      7,329,978      3,490,653      2,543,915     22,680,763             --
=================================================================================================

Transactions in shares of each class were as follows:

                                                    Six Months Ended                  Year Ended
                                                     April 30, 1998                October 31, 1997
                                              --------------------------     --------------------------
                                                Shares        Amount           Shares          Amount
=======================================================================================================
Global Government Bond Portfolio
Class A
Shares sold                                     215,462     $ 2,563,064         265,104     $ 3,204,232
Shares issued on reinvestment                   376,755       4,464,879         541,805       6,590,007
Shares redeemed                                (840,991)    (10,091,626)     (1,524,120)    (18,624,678)
=======================================================================================================
Net Decrease                                   (248,774)    $(3,063,683)       (717,211)    $(8,830,439)
=======================================================================================================
Class B
Shares sold                                      34,790        $417,761          64,923        $793,716
Shares issued on reinvestment                    85,476       1,012,254         135,302       1,645,186
Shares redeemed                                (250,918)     (3,004,989)       (666,502)     (8,130,886)
=======================================================================================================
Net Decrease                                   (130,652)    $(1,574,974)       (466,277)    $(5,691,984)
=======================================================================================================
Class C
Shares sold                                       3,801         $45,361          10,626        $129,906
Shares issued on reinvestment                    16,340         193,173          24,330         295,171
Shares redeemed                                 (29,679)       (356,820)        (87,408)     (1,058,665)
=======================================================================================================
Net Decrease                                     (9,538)    $  (118,286)        (52,452)    $  (633,588)
=======================================================================================================
Class Y
Shares sold                                     482,676     $ 5,691,588       3,699,552     $44,484,955
Shares issued on reinvestment                        --              --              16             201
Shares redeemed                                (113,418)     (1,379,163)     (2,583,197)    (31,039,856)
=======================================================================================================
Net Increase                                    369,258     $ 4,312,425       1,116,371     $13,445,300
=======================================================================================================

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

                                                               Six Months Ended                               Year Ended
                                                                April 30, 1998                             October 31, 1997
                                                       --------------------------------            --------------------------------
                                                         Shares              Amount                 Shares               Amount
===================================================================================================================================
International Equity Portfolio

Class A
Shares sold                                            54,084,058       $ 1,171,298,861            57,094,304       $ 1,163,554,103
Shares issued on reinvestment                                --                    --                  17,813               341,833
Shares redeemed                                       (55,346,491)       (1,202,517,070)          (61,845,885)       (1,267,607,993)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                           (1,262,433)      $   (31,218,209)           (4,733,768)      $  (103,712,057)
===================================================================================================================================
Class B
Shares sold                                             3,994,749       $    82,549,865             9,244,231       $   186,954,945
Shares issued on reinvestment                                --                    --                    --                    --
Shares redeemed                                        (5,709,190)         (117,932,107)           (9,196,821)         (187,319,844)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (1,714,441)      $   (35,382,242)               47,410       $      (364,899)
===================================================================================================================================
Class C
Shares sold                                             1,369,841       $    28,637,937             2,741,869       $    54,441,240
Shares issued on reinvestment                                --                    --                    --                    --
Shares redeemed                                        (3,261,403)          (66,744,232)           (5,148,932)         (102,729,446)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                           (1,891,562)      $   (38,106,295)           (2,407,063)      $   (48,288,206)
===================================================================================================================================
Class Y
Shares sold                                             2,493,908       $    52,018,436             5,446,442       $   109,870,065
Shares issued on reinvestment                              19,405               381,500                19,699               377,231
Shares redeemed                                        (1,638,203)          (38,411,143)           (1,408,249)          (29,325,663)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                              875,110       $    13,988,793             4,057,892       $    80,921,633
===================================================================================================================================
Class Z
Shares sold                                               394,676       $     8,245,045               773,118       $    15,418,455
Shares issued on reinvestment                              18,443               362,392                20,453               391,257
Shares redeemed                                          (767,731)          (16,356,625)             (737,233)          (15,279,138)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                  (354,612)      $    (7,749,188)               56,338       $       530,574
===================================================================================================================================

International Balanced Portfolio

Class A
Shares sold                                                21,107       $       284,359                61,050       $       843,398
Shares issued on reinvestment                               3,457                45,321                23,664               326,084
Shares redeemed                                          (142,676)           (1,866,141)             (412,944)           (5,716,189)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                             (118,112)      $    (1,536,461)             (328,230)      $    (4,546,707)
===================================================================================================================================
Class B
Shares sold                                                 9,988       $       133,442               105,395       $     1,461,573
Shares issued on reinvestment                                 529                 6,961                 4,766                65,979
Shares redeemed                                           (77,508)           (1,023,307)             (128,598)           (1,788,817)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                              (66,991)      $      (882,904)              (18,437)      $      (261,265)
===================================================================================================================================
Class C
Shares sold                                                 2,806       $        37,152                24,414       $       338,448
Shares issued on reinvestment                                 422                 5,539                 3,674                50,743
Shares redeemed                                           (43,980)             (578,422)             (106,214)           (1,468,651)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                              (40,752)      $      (535,731)              (78,126)      $    (1,079,460)
===================================================================================================================================
Class Y
Shares sold                                               830,192       $    10,786,567             1,782,664       $    24,577,386
Shares issued on reinvestment                                --                    --                    --                    --
Shares redeemed                                        (2,203,747)          (30,984,687)                 --                    --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (1,373,555)      $   (20,198,120)            1,782,664       $    24,577,386
===================================================================================================================================

--------------------------------------------------------------------------------
38                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                  Class A Shares
                                               ------------------------------------------------------------------------------------
Global Government Bond Portfolio               1998(1)(2)       1997(2)        1996(2)         1995         1994(3)           1993
===================================================================================================================================
Net Asset Value, Beginning of Period             $12.22          $12.55         $12.30        $11.68         $12.92          $11.84
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.27            0.59           0.70          0.92*          0.69            0.83
   Net realized and unrealized gain (loss)         0.18            0.38           0.42          0.48          (1.28)           1.36
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.45            0.97           1.12          1.40          (0.59)           2.19
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(4)                       (0.44)          (1.22)         (0.87)        (0.78)         (0.23)          (0.52)
   Net realized gains                             (0.44)          (0.08)            --            --             --           (0.59)
   Capital                                           --              --             --            --          (0.42)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.88)          (1.30)         (0.87)        (0.78)         (0.65)          (1.11)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $11.79          $12.22         $12.55        $12.30         $11.68          $12.92
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                       3.84%++         8.21%          9.41%        12.40%         (4.64)%++       19.13%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $88,633         $94,957       $106,536      $123,917        $77,961        $107,415
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                     1.33%+          1.26%          1.26%         1.38%          1.32%+          1.30%
   Net investment income                           4.50+           4.82           5.69          7.44           6.57+           6.67
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             133%            367%           133%          195%           179%            119%
===================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from January 1, 1994 to October 31, 1994.

(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.24% and 1.32%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                Class B Shares
                                         ----------------------------------------------------------
Global Government Bond Portfolio         1998(1)(2)         1997(2)       1996(2)        1995(3)
===================================================================================================
Net Asset Value, Beginning of Period       $12.22           $12.50         $12.26         $11.57
---------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                     0.23             0.52           0.63           0.78*
   Net realized and unrealized gain          0.18             0.38           0.42           0.57
---------------------------------------------------------------------------------------------------
Total Income From Operations                 0.41             0.90           1.05           1.35
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(4)                 (0.41)           (1.10)         (0.81)         (0.66)
   Net realized gains                       (0.44)           (0.08)            --             --
---------------------------------------------------------------------------------------------------
Total Distributions                         (0.85)           (1.18)         (0.81)         (0.66)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $11.78           $12.22         $12.50         $12.26
---------------------------------------------------------------------------------------------------
Total Return                                 3.49%++          7.62%          8.83%         11.97%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $17,436          $19,690        $25,970        $35,159
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                               1.97%+           1.80%          1.81%          1.92%+
   Net investment income                     3.92+            4.24           5.15           6.65+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       133%             367%           133%           195%
===================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from November 18, 1994 (inception date) to October 31, 1995.

(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(5) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 1.78% and 1.86% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.




--------------------------------------------------------------------------------
40                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                 Class C Shares
                                              --------------------------------------------------------------------------------------
Global Government Bond Portfolio                1998(1)(2)        1997(2)        1996(2)        1995(3)        1994(4)     1993(5)
====================================================================================================================================
Net Asset Value, Beginning of Period          $12.19            $12.47         $12.23         $11.68         $12.93        $11.83
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                        0.24              0.53           0.64           0.85*          0.90          0.79
   Net realized and unrealized gain (loss)      0.19              0.38           0.41           0.42          (1.55)         1.37
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.43              0.91           1.05           1.27          (0.65)         2.16
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(6)                    (0.42)            (1.11)         (0.81)         (0.72)         (0.21)        (0.47)
   Net realized gains                          (0.44)            (0.08)            --             --             --         (0.59)
   Capital                                        --                --             --             --          (0.39)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.86)            (1.19)         (0.81)         (0.72)         (0.60)        (1.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $11.76            $12.19         $12.47         $12.23         $11.68        $12.93
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    3.61%++           7.73%          8.90%         11.25%         (5.09)%++     18.89%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $3,028            $3,257         $3,986         $4,141         $5,835        $4,972
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(7)                                  1.83%+            1.69%          1.74%          1.84%          1.80%+        1.74%+
   Net investment income                        3.95+             4.33           5.22           7.15           6.05+         6.28+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          133%              367%           133%           195%           179%          119%
====================================================================================================================================

(1)  For the six months ended April 30, 1998.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.

(4)  For the period from January 1, 1994 to October 31, 1994.

(5)  For the period from January 4, 1993 (inception date) to December 31, 1993.

(6) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(7) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 1.71% and 1.78%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

 *  Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                   Class Y Shares
                                            ---------------------------------------------------------------------------------------
Global Government Bond Portfolio            1998(1)(2)          1997(2)        1996(2)        1995(3)      1994(4)         1993(5)
===================================================================================================================================
Net Asset Value, Beginning of Period          $12.03            $12.39         $12.14         $11.68       $12.93          $11.97
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                        0.28              0.63           0.73           0.78*        0.76            0.69
   Net realized and unrealized gain (loss)      0.19              0.37           0.42           0.49        (1.35)           1.23
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.47              1.00           1.15           1.27        (0.59)           1.92
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(6)                    (0.46)            (1.28)         (0.90)         (0.81)       (0.23)          (0.37)
   Net realized gains                          (0.44)            (0.08)            --             --           --           (0.59)
   Capital                                        --                --             --             --        (0.43)             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.90)            (1.36)         (0.90)         (0.81)       (0.66)          (0.96)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $11.60            $12.03         $12.39         $12.14       $11.68          $12.93
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    4.03%++           8.61%          9.82%         11.27%       (4.62)%++       16.49%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $31,363           $28,097        $15,105            $62       $3,202            $371
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(7)                                  0.93%+            0.89%          0.84%          0.98%        1.23%+          1.20%+
   Net investment income                        4.76+             5.19           6.12           6.38         6.76+           6.73+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          133%              367%           133%           195%         179%            119%
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  On November 7, 1994 the former Class C shares were renamed Class Y shares.

(4)  For the period from January 1, 1994 to October 31, 1994.

(5)  For the period from February 19, 1993 (inception date) to December 31,
     1993.

(6) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(7) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.81% and 0.93%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


================================================================================
42                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                 Class A Shares
                                             ---------------------------------------------------------------------------------------
International Equity Portfolio               1998(1)(2)        1997(2)       1996(2)        1995        1994(3)(4)         1993
====================================================================================================================================
Net Asset Value, Beginning of Period           $20.36          $18.64        $17.15        $18.79         $18.71          $12.35
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                 (0.04)          (0.04)         0.01          0.08*         (0.01)          (0.01)
   Net realized and unrealized gain (loss)       3.17            1.77          1.65         (1.50)          0.09            6.53
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              3.13            1.73          1.66         (1.42)          0.08            6.52
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(5)                        --           (0.01)        (0.17)        (0.12)            --              --
   Net realized gains                                                            --         (0.10)            --           (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --           (0.01)        (0.17)        (0.22)            --           (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $23.49          $20.36        $18.64        $17.15         $18.79          $18.71
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    15.37%++         9.30%         9.78%        (7.44)%         0.43%++        52.78%
Net Assets, End of Period (000s)             $506,668        $464,796      $513,870      $489,533       $591,598        $355,926
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(6)                                   1.30%+          1.31%         1.35%         1.36%          1.35%+          1.35%
   Net investment income (loss)                 (0.38)+         (0.18)         0.17          0.50          (0.05)+         (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            15%             35%           46%           42%            35%             27%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(7)(8)            $0.03           $0.03         $0.02         $0.01             --              --
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from January 1, 1994 to October 31, 1994.

(4) On October 10, 1994, the former Class C shares were exchanged into Class A shares; therefore Class C share activity for the period from January 1, 1994 to October 10, 1994 is included with Class A share activity.

(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.29% and 1.28%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(7) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(8) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                          Class B Shares
                                               ----------------------------------------------------------------------
International Equity Portfolio                  1998(1)(2)             1997(2)           1996(2)           1995(3)
=====================================================================================================================
Net Asset Value, Beginning of Period              $20.22               $18.65            $17.17            $18.38
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                    (0.17)               (0.20)            (0.08)             0.06*
   Net realized and unrealized gain (loss)          3.19                 1.77              1.60             (1.17)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 3.02                 1.57              1.52             (1.11)
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(4)                           --                   --             (0.04)               --
   Net realized gains                                 --                   --                --             (0.10)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                   --             (0.04)            (0.10)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $23.24               $20.22            $18.65            $17.17
---------------------------------------------------------------------------------------------------------------------
Total Return                                       14.94%++              8.42%             8.89%            (6.00)%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $225,832             $231,148          $212,294          $126,171
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                      2.08%+               2.11%             2.11%             2.13%+
   Net investment income (loss)                    (1.17)+              (0.95)            (0.58)             0.34+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               15%                  35%               46%               42%
---------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)                  $0.03                $0.03             $0.02             $0.01
=====================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(4) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.

(5) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.04% and 2.04% (annualized), respectively.

(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.



--------------------------------------------------------------------------------
44                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                Class C Shares
                                             ---------------------------------------------------------------------------------------
International Equity Portfolio               1998(1)(2)      1997(2)        1996(2)        1995(3)        1994(4)        1993(5)
====================================================================================================================================
Net Asset Value, Beginning of Period           $19.93         $18.38         $16.93         $18.54         $18.58         $12.35
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                 (0.26)         (0.22)         (0.13)         (0.06)*        (0.11)          0.14
   Net realized and unrealized gain (loss)       3.23           1.77           1.62          (1.45)          0.07           6.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.97           1.55           1.49          (1.51)         (0.04)          6.39
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(6)                        --             --          (0.04)            --             --             --
   Net realized gains                              --             --             --          (0.10)            --          (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --             --          (0.04)         (0.10)            --          (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $22.90         $19.93         $18.38         $16.93         $18.54         $18.58
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    14.90%++        8.43%          8.85%         (8.11)%        (0.22)%++      51.73%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $187,535       $200,849       $229,514       $240,090       $287,458       $114,951
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(7)                                   2.09%+         2.12%          2.15%          2.16%          2.10%+         2.14%+
   Net investment loss                          (1.17)+        (0.97)         (0.63)         (0.34)         (0.77)+        (1.08)+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            15%            35%            46%            42%            35%            27%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(8)(9)            $0.03          $0.03          $0.02          $0.01             --             --
===================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.

(4)  For the period from January 1, 1994 to October 31, 1994.

(5)  For the period from January 4, 1993 (inception date) to December 31, 1993.

(6) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(7) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.09% and 2.08%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(8) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(9) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                       Class Y Shares
                                                       ----------------------------------------------------------------------------
International Equity Portfolio                         1998(1)(2)          1997(2)         1996(2)         1995(3)        1994(4)
===================================================================================================================================
Net Asset Value, Beginning of Period                     $20.38            $18.64          $17.13          $18.80         $17.64
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                   0.02              0.04            0.18            0.10*          0.01
   Net realized and unrealized gain (loss)                 3.15              1.76            1.54           (1.50)          1.15
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        3.17              1.80            1.72           (1.40)          1.16
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(5)                               (0.06)            (0.06)          (0.21)          (0.17)            --
   Net realized gains                                        --                --              --           (0.10)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.06)            (0.06)          (0.21)          (0.27)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $23.49            $20.38          $18.64          $17.13         $18.80
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                              15.61%++           9.68%          10.19%          (7.11)%         6.58%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                       $368,443          $301,852        $200,427         $97,132        $48,765
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(6)                                             0.94%+            0.94%           0.96%           1.06%          1.09%+
   Net investment income                                   0.05+             0.23            0.56            0.91           0.29+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      15%               35%             46%             42%            35%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(7)(8)                      $0.03             $0.03           $0.02           $0.01             --
===================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  On November 7, 1994, the Class D shares were renamed Class Y shares.

(4)  For the period from June 16, 1994 (inception date) to October 31, 1994.

(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.90% and 0.98%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(7) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(8) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
46                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                         Class Z Shares
                                                   ----------------------------------------------------------------------------
International Equity Portfolio                         1998(1)(2)             1997(2)             1996(2)             1995(3)
===============================================================================================================================
Net Asset Value, Beginning of Period                 $20.36                 $18.62              $17.12              $18.38
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                       (0.01)                  0.05                0.14                0.13*
   Net realized and unrealized gain (loss)             3.18                   1.75                1.57               (1.12)
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    3.17                   1.80                1.71               (0.99)
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(4)                           (0.06)                 (0.06)              (0.21)              (0.17)
   Net realized gains                                    --                     --                  --               (0.10)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.06)                 (0.06)              (0.21)              (0.27)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $23.47                 $20.36              $18.62              $17.12
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                          15.62%++                9.69%              10.13%              (5.03)%++
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $143,471               $131,709            $119,408             $94,387
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                         0.99%+                 0.94%               0.97%               1.10%+
   Net investment income                               0.01+                  0.22                0.55                1.06+
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  15%                    35%                 46%                 42%
-------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)                     $0.03                  $0.03               $0.02               $0.01
===============================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(5) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Z would have been 0.91% and 1.02% (annualized), respectively.

(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                    Class A Shares
                                                  ----------------------------------------------------------------------------
International Balanced Portfolio                  1998(1)(2)         1997(2)         1996(2)          1995          1994(3)
==============================================================================================================================
Net Asset Value, Beginning of Period                $13.32           $13.90          $12.64          $12.20          $12.00
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                           0.06             0.18            0.26            0.35            0.07
   Net realized and unrealized gain (loss)            0.47            (0.41)           1.35            0.48            0.13
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.53            (0.23)           1.61            0.83            0.20
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.07)           (0.15)          (0.35)          (0.39)             --
   Capital                                              --            (0.20)             --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.07)           (0.35)          (0.35)          (0.39)             --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $13.78           $13.32          $13.90          $12.64          $12.20
------------------------------------------------------------------------------------------------------------------------------
Total Return                                          3.98%++         (1.71)%         12.89%           7.05%           1.67%++
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $9,830          $11,072         $16,116         $17,667         $20,634
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                        1.67%+           1.71%           1.81%           1.62%           1.34%+
   Net investment income                              0.93+            1.32            1.94            2.89            1.37+
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 73%             197%            189%             42%              6%
------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)(6)                 $0.02            $0.03           $0.03           $0.02              --
==============================================================================================================================

(1)  For the period ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from August 25, 1994 (inception date) to October 31, 1994.

(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                   Expense Ratios
                              Per Share Decreases to             Without Fee Waivers
                               Net Investment Income             and Custody Credits
                             -----------------------           ----------------------
                              1995             1994             1995            1994
                             -----            -----            -----          ------
     Class A                 $0.04            $0.02            1.96%          2.03%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.72% and 1.52%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
48                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                 Class B Shares
                                                    ------------------------------------------------------------------
International Balanced Portfolio                              1998(1)(2)       1997(2)        1996(2)        1995(3)
======================================================================================================================
Net Asset Value, Beginning of Period                $13.38              $13.90            $12.65            $12.08
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                           0.02                0.07              0.15              0.36
   Net realized and unrealized gain (loss)            0.47               (0.41)             1.36              0.50
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.49               (0.34)             1.51              0.86
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.03)              (0.08)            (0.26)            (0.29)
   Capital                                              --               (0.10)               --                --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.03)              (0.18)            (0.26)            (0.29)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $13.84              $13.38            $13.90            $12.65
----------------------------------------------------------------------------------------------------------------------
Total Return                                          3.63%++            (2.45)%           12.05%             7.33%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $4,054              $4,813            $5,258            $3,064
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                        2.33%+              2.48%             2.62%             2.49%+
   Net investment income                              0.25+               0.53              1.14              3.11+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 73%                197%              189%               42%
----------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)                    $0.02               $0.03             $0.03             $0.02
======================================================================================================================

(1) For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) For the period from November 7, 1994 (inception date) to October 31, 1995.

(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                                       Expense Ratio
                     Per Share Decrease to          Without Fee Waivers
                     Net Investment Income          and Custody Credits
                     ---------------------          --------------------
                             1995                         1995
                            -----                       ------
    Class B                 $0.04                       2.86%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.53% and 2.39% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                49

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                       Class C Shares
                                                      ----------------------------------------------------------------------------
International Balanced Portfolio                      1998(1)(2)           1997(2)         1996(2)         1995(3)         1994(4)
====================================================================================================================================
Net Asset Value, Beginning of Period                    $13.35             $13.87          $12.63          $12.18          $12.00
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(5)                               0.01               0.08            0.15            0.28            0.05
   Net realized and unrealized gain (loss)                0.47              (0.42)           1.35            0.46            0.13
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       0.48              (0.34)           1.50            0.74            0.18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                 (0.02)             (0.08)          (0.26)          (0.29)             --
   Capital                                                  --              (0.10)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (0.02)             (0.18)          (0.26)          (0.29)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $13.81             $13.35          $13.87          $12.63          $12.18
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              3.63%++           (2.46)%         11.99%           6.29%           1.50%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $3,204             $3,642          $4,869          $4,317          $4,310
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                            2.43%+             2.51%           2.62%           2.37%           2.03%+
   Net investment income                                  0.18+              0.60            1.14            2.33            0.79+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     73%               197%            189%             42%              6%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)(7)                     $0.02              $0.03           $0.03           $0.02              --
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  On November 7, 1994 the former Class B shares were renamed Class C shares.

(4)  For the period from August 25, 1994 (inception date) to October 31, 1994.

(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                           Expense Ratios
                     Per Share Decreases to              Without Fee Waivers
                      Net Investment Income              and Custody Credits
                     ----------------------            ----------------------
                      1995             1994             1995            1994
                     -----            -----            ----          ------
     Class C         $0.04            $0.02            2.71%          2.74%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.53% and 2.27%; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
50                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                              Class Y Shares
                                                        --------------------------------------------------------
International Balanced Portfolio                        1998(1)(2)                1997(2)             1996(2)(3)
=================================================================================================================
Net Asset Value, Beginning of Period                      $13.35                  $13.93                $13.15
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                    0.05                    0.25                  0.32
   Net realized and unrealized gain (loss)                  0.52                   (0.42)                 0.75
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                         0.57                   (0.17)                 1.07
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                   (0.06)                  (0.18)                (0.29)
   Capital                                                    --                   (0.23)                   --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.06)                  (0.41)                (0.29)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $13.86                  $13.35                $13.93
-----------------------------------------------------------------------------------------------------------------
Total Return                                                4.29%++                (1.28)%                8.21%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                         $24,966                 $42,380               $19,387
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                              1.13%+                  1.24%                 1.21%+
   Net investment income                                    1.49+                   1.83                  2.55+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       73%                    197%                  189%
-----------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)                          $0.02                   $0.03                 $0.03
=================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from February 7, 1996 (inception date) to October 31, 1996.

(4) During the period ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratio for Class Y would have been 1.12% (annualized).

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                51

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 30 and April 24, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund (All Portfolios);

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies (All Portfolios);

     3. To amend the terms of the Plan of Distribution Adopted Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (All Portfolios, Class A Shareholders only);

     4. To approve a Subadvisory Agreement with Smith Barney Global Capital Management, Inc. (International Balanced Portfolio Only); and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof (All Portfolios). The results of the vote on Proposal 1 were as follows:

                                  Shares Voted        Percentage of        Shares Voted        Percentage of
Name of Directors                      For            Shares Voted            Against          Shares Voted
=============================================================================================================
Victor K. Atkins                 44,935,458.577         97.019%               1,380,909.568         2.981%
Abraham E. Cohen                 45,053,565.974         97.274                1,262,802.171         2.726
Robert A. Frankel                44,946,591.915         97.043                1,369,776.230         2.957
Rainer Greeven                   45,054,810.233         97.276                1,261,557.912         2.724
Susan M. Heilbron                45,074,392.907         97.318                1,241,975.238         2.682
Heath B. McLendon                45,063,780.606         97.296                1,252,587.539         2.704
Bruce D. Sargent                 45,081,558.705         97.334                1,234,809.440         2.666
James M. Shuart                  45,020,018.401         97.201                1,296,349.744         2.799
=============================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

                                             Global            International       International
                                         Government Bond          Equity             Balanced
                                            Portfolio            Portfolio           Portfolio
================================================================================================
"M"     Diversification                        N/A               Approved            Approved
------------------------------------------------------------------------------------------------
"M"     Senior Securities                      N/A               Approved            Approved
------------------------------------------------------------------------------------------------
"M"     Industry Concentration              Approved             Approved            Approved
------------------------------------------------------------------------------------------------
"M"     Borrowing                           Approved             Approved            Approved
------------------------------------------------------------------------------------------------
"E"     Ability to Pledge Assets            Approved             Approved            Approved
------------------------------------------------------------------------------------------------
"M"     Lending                             Approved             Approved            Approved
------------------------------------------------------------------------------------------------
"M"     Underwriting of Securities          Approved             Approved            Approved
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
52                                       1998 Semi Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================

                                                                                Global
                                                                              Government         International        International
                                                                                Bond               Equity              Balanced
                                                                              Portfolio           Portfolio            Portfolio
====================================================================================================================================
"R"     Margin and Short-Sales                                                Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Real Estate                                                           Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Restricted and Illiquid Securities                                    Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Unseasoned Issues                                                        N/A               Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"E"     5% Ownership of Certain Securities                                       N/A               Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Purchases of Securities of Other Investment Companies                 Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Exercising Control or Management                                      Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Investments in Oil, Gas and Mineral Exploration                          N/A               Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Puts, Calls and Combinations Thereof                                  Approved                N/A                 N/A
====================================================================================================================================
N/A - Not Applicable

The information below reports the lowest percentage of shares voting for the proposals and the highest percentage of shares voting against and abstaining by shareholders of the Fund on all of the items in Proposal 2.

Global Government Bond Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
6,004,894.389                 88.468%              162,450.948               2.394%               620,277.010           9.138%
====================================================================================================================================


International Equity Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
29,378,013.705                91.673%              618,387.449               1.929%              2,050,224.780          6.398%
====================================================================================================================================


International Balanced Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
3,938,765.670                 89.036%              77,528.054                1.753%               407,490.289           9.211%
====================================================================================================================================



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                53

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================


The results of the vote on Proposal 3 were as follows:

Global Government Bond Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
3,412,757.372                 84.925%              123,738.817               3.079%               482,069.436           11.996%
====================================================================================================================================


International Equity Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
8,921,717.591                 87.287%              265,038.967               2.593%              1,034,415.949          10.120%
====================================================================================================================================


International Balanced Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
369,242.663                   91.430%               2,910.734                0.721%               31,698.033            7.849%
====================================================================================================================================


The results of the vote on Proposal 4 were as follows:

International Balanced Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
4,071,269.815                 91.847%              23,708.438                0.535%               337,688.760           7.618%
====================================================================================================================================


--------------------------------------------------------------------------------
54                                       1998 Semi-Annual Report to Shareholders

                      [This page intentionally left blank]

                      [This page intentionally left blank]

Smith Barney                          Investment Manager and Administrator
World Funds, Inc.                     Mutual Management Corp.

Directors                             Distributor
                                      Smith Barney Inc.
Victor Atkins
Robert A. Frankel                     Custodian
Rainer Greeven                        Chase Manhattan Bank
Susan M. Heilbron
Heath B. McLendon, Chairman           Shareholder Servicing Agent
Bruce D. Sargent                      First Data Investor Services Group, Inc.
James M. Shuart                       P.O. Box 9134
                                      Boston, MA 02205-9134
Officers

Maurits E. Edersheim
Chairman of the Fund                  This report is submitted for the general
& Advisory Director                   information of shareholders of Smith
                                      Barney World Fund, Inc. -- Global
Heath B. McLendon                     Government, International Equity and
President and                         International Balanced Portfolios. It is
Chief Executive Officer               not authorized for distribution to
                                      prospective investors unless accompanied
Lewis E. Daidone                      or preceded by an effective Prospectus
Senior Vice President                 for the Fund, which contains information
and Treasurer                         concerning the Fund's investment
                                      policies and expenses as well as other
James B. Conheady                     pertinent information.
Vice President

Victor S. Filatov                     SMITH BARNEY
Vice President                        -----------

Simon R. Hildreth                     A Member of TravelersGroup[LOGO]
Vice President

Denis P. Mangan                       Smith Barney
Vice President                        World Funds, Inc.
                                      Smith Barney Mutual Funds
Jeffrey J. Russell                    388 Greenwich Street
Vice President                        New York, New York 10013

Bruce D. Sargent                      www.smithbarney.com
Vice President
                                      fd01489 6/98
Irving P. David
Controller

Christina T. Sydor
Secretary

[GRAPHIC]

                         Smith Barney
                         World Funds, Inc.

                         Emerging Markets Portfolio
                         European Portfolio
                         Pacific Portfolio

                         -------------------------------------------------------
                         SEMI-ANNUAL REPORT
                         -------------------------------------------------------
                         April 30, 1998


                  [LOGO] Smith Barney Mutual Funds
                         Investing for your future.
                         Every day.(SM)

Smith Barney
World Funds, Inc.

================================================================================

"For many years, U.S. investors had little reason to look beyond their shores. Over time, the U.S. market has rewarded patient investors with handsome returns. However, as the world becomes a truly global and interdependent market, it has become more important than ever for investors to remain globally diversified."

                                                               Heath B. McLendon
                                                                        Chairman

================================================================================

The Emerging Markets Portfolio seeks long-term capital appreciation of its assets through a portfolio invested primarily in securities of emerging country issuers. The Portfolio follows an investment strategy involving broad geographic diversification.

                                    NASDAQ SYMBOL
                                    -------------
           Class A                      SMMAX
           Class B                      SEMBX

The European Portfolio seeks long-term capital appreciation by investing primarily in equity of issuers based in countries of Europe.

                                    NASDAQ SYMBOL
                                    -------------
           Class A                      SBEAX
           Class B                      SBEBX

The Pacific Portfolio's primary investment objective is long-term capital appreciation. In seeking to achieve its objective, the Portfolio will invest primarily in a diversified portfolio of equity securities of companies in Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Papau-New Guinea, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

================================================================================
WHAT'S INSIDE
================================================================================

A Message from the Chairman................................................  1

Emerging Markets Portfolio
   Portfolio Manager Commentary ...........................................  3
   Historical Performance .................................................  6
   Portfolio at a Glance ..................................................  8

European Portfolio
   Portfolio Manager Commentary ...........................................  9
   Historical Performance ................................................. 11
   Portfolio at a Glance .................................................. 13

Pacific Portfolio
   Portfolio Managers Commentary .......................................... 14
   Historical Performance ................................................. 17
   Portfolio at a Glance .................................................. 19

Schedules of Investments................................................... 20

Statements of Assets and Liabilities....................................... 27

Statements of Operations................................................... 28

Statements of Changes in Net Assets........................................ 29

Notes to Financial Statements ............................................. 31

Financial Highlights ...................................................... 39

Additional Shareholder Information......................................... 49

================================================================================
A Message from the Chairman
================================================================================

[PHOTO]
HEATH B. MCLENDON
Chairman


Dear Shareholder:

We are witnessing unparalleled prosperity in the United States today. As a nation, we are more affluent than ever before, with much of that wealth created in the last several decades. We are benefiting from a world that has been largely at peace since the official end of the Cold War in 1989. We are reaping the fruits of the restructuring of American businesses that took place in the 1970s and 1980s and we are benefiting from growth in worldwide demand for our products.

This unparalleled U.S. prosperity is now being followed closely by Europe. Companies there are undergoing restructuring similar to those in the U.S. of the last two decades. More and more, the inefficiencies of state-controlled institutions in Europe are being replaced with the expansion of a free and more competitive marketplace. As we approach the dawn of a new millenium, these positive developments have enabled both the U.S. and most of Europe to experience the greatest period of peace and prosperity in generations.

The rapid rise of global markets in recent years has been helped in no small measure by sophisticated monetary policy. In the U.S., policy-making bodies, such as the Federal Reserve Board, coupled with technology-led productivity gains, have controlled inflation to the extent that it is not a significant factor in the U.S. economy today. This is also becoming true in Europe, where the move to a common currency has forced both fiscal and monetary policies to accomplish the same objective of bringing inflation and interest rates down significantly in countries such as Italy and Spain. And as interest rates have come down, investment funds have flowed into stock markets, which in turn have helped propel dramatic gains in the U.S. and European financial markets.

Now, the developing world is taking its cue from the U.S. and Europe. Perhaps the most meaningful example is Latin America, where after a very rocky period in the last decade, monetary and fiscal policy reforms have stabilized its economies and established a base for solid and sustainable future growth. For example, Brazil, historically plagued by hyperinflation that reached as high as 2,500% per year, has now brought inflation down to manageable levels and plays a larger role on the world stage today than ever before. Even lesser developed countries in Eastern Europe and Africa are clearly demonstrating the positive aspects of more freedom and greater competition.

The one area that is currently not enjoying growth and prosperity are parts of Asia, particularly Japan, Southeast Asia and South Korea, where extraordinary economic growth and expansion during the last several decades resulted in overheated and overly extended financial conditions that are currently in the painful process of readjustment.

For many years, U.S. investors had little reason to look beyond their own shores. Over time, the U.S. market has rewarded patient investors with handsome returns. However, as the world becomes a truly global and interdependent market, it has become more important than ever for investors to remain globally diversified. Despite the historic and outsized returns of the U.S. stock market in recent years, the U.S. has yet to be the top-performing market in any one year over the last two decades. We continue to believe that maintaining a well-diversified portfolio with some international exposure is an essential key to investing success.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 1

In this report, you will find specific market commentary and performance information for the Smith Barney World Funds, Inc. -- Emerging Markets Portfolio, European Portfolio and Pacific Portfolio beginning on page three.

In closing, we thank you for your confidence in our investment approach and our family of international funds. We look forward to continuing to help you take advantage of the investment opportunities available in today's global economy.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 14, 1998


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

================================================================================
Emerging Markets Portfolio
================================================================================

Portfolio Manager

[PHOTO]
DONALD ELEFSON
Vice President


Donald Elefson joined the Smith Barney International Equity team in 1994. Previously, he was at Merrill Lynch Asset Management, where he assisted in the management of emerging markets mutual funds. Prior to Merrill Lynch, he held positions in equity analysis with Cazenove Inc. and BHGF Securities in New York, and with George Hauck and Sohn in Frankfurt, Germany. He is a Chartered Financial Analyst, the past chairman of the New York Society of Securities Analysts International Program committee and a member of the Institute of Chartered Financial Analysts. Mr. Elefson holds a B.A. in Economics from the University of Washington.

Performance Update

For the six months ended April 30, 1998, the Emerging Markets Portfolio ("Portfolio") returned -2.89% for Class A shares before the deduction of any sales charges. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index, returned 2.66% for the same period. For performance information on the Portfolio's other classes, please refer to page six.

Emerging Markets Overview

In October 1997, expectations were very low for emerging markets, due to the prolonged nature of the Asian crisis. The International Monetary Fund ("IMF"), the usual medic for ailing economies, not only had enormous tasks in front of it (i.e., Thailand, Indonesia, and South Korea), it was also coming under political pressure. In spite of this, programs were implemented and, as more details became known, markets started to stabilize. Now, due to the magnitude of the situation in Asia, many investors believe IMF programs are not enough and are no longer a major positive force for struggling emerging markets.

Coinciding with economic deterioration in Asia (which spread to other emerging regions like Eastern Europe and Latin America) the U.S. and European stock markets delivered excellent performance. Prior to 1998, U.S. stock market strength and resiliency kept money from finding a home in emerging markets. Now, emerging markets must compete with European market resurgence. Competition from other markets and continuation of the Asian crisis has caused asset levels in funds that invest in emerging markets to shrink drastically in recent months.

Asia

While Asia suffered badly in the final months of 1997, it recovered strongly in the first months of 1998. It seemed countries like Thailand and South Korea were finally coming to grips with their problems. Thailand closed down weak finance companies and South Korea was preparing for a multi-billion dollar international bond issue. It seemed the Asian crisis was going to be of a shorter duration than was experienced in Latin America in 1994 and 1995.

However, euphoria was short-lived, as deeper problems came to the surface. Due to the rapid restructuring in China, its economy was expected to slow which heightened fears of another round of currency devaluations. At the same time, the extent of the banking crisis in Malaysia came to light. When the stock market fell, collateral levels also fell, taking loan values with them, creating a vicious cycle that in turn drove Malaysian financial markets down even further.

Similarly, South Korea first raised investor hopes with its March 1998 bond offering and then fell from grace as the true extent of bankruptcies started to be known. The industrial infrastructure was built on heavily indebted companies that, due to slow economic growth, were unable to service their debt.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 3

While most of Asia remains mired in financial turmoil, Taiwan has so far been the most resilient country in the region. Its currency devalued along with the rest of the region, but not nearly as much. Taiwan has a very strong local economy and stock market, where local investors account for approximately 50% to 60% of stock market trading volumes. Inflation in the Taiwanese economy has been under control for some time and is now actually declining. Moreover, we think a positive economic environment should allow Taiwan's central bank to lower interest rates in the next twelve months. Companies added to the Portfolio during the reporting period are China Trust, a quality Taiwanese bank that should benefit from lower interest rates, and Fubon Insurance, the leading insurance company in Taiwan. We believe that both of these companies have strong franchises and should see strong future earnings growth as interest rates decline.

Latin America

Brazil continued to be the focus of investor attention at the end of 1997 and the beginning of 1998. A strong monetary policy, low inflation and fiscal reform have been the underpinnings of Brazil's economic recovery. It is this dependence on monetary policy that forced the Brazilian central bank to almost double interest rates in the wake of the Asian crisis. In order to add more control to inflation, President Cardoso is pursuing reform of the welfare, subsidy and pension system. Progress on the necessary reforms is gaining speed and we believe they will take place in 1998. An important part of fiscal recovery is the privatization program, mainly of electrical utilities and telecommunication companies. In our view, this privatization should lead to more efficient operating structures and enhanced earnings. The Portfolio continues to hold electrical utilities and telecommunication stocks in Brazil. Since the last reporting, we maintained our Brazilian positions and our exposure to this country increased from roughly 12% to nearly 18% of assets.

Since its surprisingly fast progress toward economic recovery, Mexico has become an emerging market success story. However, we decreased our exposure in Mexico from approximately 16% to roughly 12% of assets during the reporting period. In general, we sold stocks we believed to be in danger of not meeting first quarter earnings estimates. For example, we sold Coca-Cola Femsa and Industrias Bachoco, a chicken processor, when first quarter earnings estimates seemed too optimistic. Exposure to the improving economy was maintained through Grupo Televisa, Mexico's leading television and media company, and Grupo Banamex, a leading Mexican bank. While Mexico appears to be on the road to recovery in 1998, we believe that careful stock selection in that country will be crucial to good investment performance going forward.

Europe/Africa

The most recent country added to the portfolio was South Africa. In our opinion, South Africa has long been overlooked by emerging market investors, in spite of the fact that it is one of the largest country exposures in the MSCI Index (approximately 12%). In the transition to new government, the economy has been hamstrung by high interest rates. However, due to strong oversight from South Africa's central bank, interest rates seem poised to go down. At the same time, the largest insurance companies are expected to be demutualized, which means large amounts of money will be transferred to consumers. In order to benefit from these trends, the Portfolio has invested in two South African financial companies: Liberty Life, a life insurer, and Nedcor, a commercial bank. Both companies have strong market positions and should benefit from increased liquidity spurred by lower interest rates and demutualization of insurance companies.

In Central Europe, we continue to believe that Poland has the brightest prospects in the region. Poland is proving to be very disciplined in the area of financial management. Its currency has strengthened as confidence in Poland's abilities to manage the economy grows. In 1998, Poland's policy-makers should liberalize their markets, making it easier for foreign investors to invest, and might possibly privatize their telecommunications company, TPSA. Elektrim, a Polish cable and electrical equipment company, remains the Portfolio's second largest holding. Not only does the stock present growth opportunities, as Poland upgrades


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders
its infrastructure, but Elektrim also has a large stake in a cellular telephone operator.

After a strong year in 1997, Russia has faltered from an investment performance standpoint. In our judgement, key reforms in tax collection must be implemented to keep the market and economy on a growth path. President Yeltsin recently reshuffled his entire cabinet and did not receive full-fledged support. Given political uncertainty at a time when economic reforms are so crucial, and with elections slated for 1999 and 2000, the outlook for Russia remains uncertain. While problems exist, the Portfolio continues to hold Russian stocks, because we believe they offer good value. Two of the largest holdings are in power generation: Mosenergo, the power utility in Moscow, and Irkutsenergo, the utility in Irkuts region that is expected to have future opportunities in China. We expect both should increase earnings by controlling their cash and collection rates. (Many companies in Russia are unable to collect all the money due them.)

Investment Strategy

During this period of emerging market turmoil, the Portfolio has remained diversified by country and region. No single market has made up more than 20% of the Portfolio's assets and 21 countries are currently represented in the Portfolio. We believe that allocating assets across a wide range of countries and regions has kept the Portfolio away from too much exposure to trouble spots, such as the hard-hit countries of Asia.

At the end of October 1997, the Portfolio started building positions in markets that appeared to be showing fundamentals expected to improve in the next 12 months. We maintained or increased our exposure to Brazil, Mexico, Turkey and China. Brazil has been pursuing vigorous economic reforms that should keep inflation low; Mexico seemed poised to experience a resurgence of economic growth; Turkey, was taking measures to bring inflation down from previous levels of near 100%; and China laid out a reform plan to rehabilitate its industrial infrastructure.

We also focused on purchasing undervalued large-capitalization stocks, especially those of telecommunications companies with strong growth prospects and that we believed to be attractively priced. Prior to the end of 1997, the Portfolio had limited exposure to telecommunications. But by the end of April 1998, telecommunications constituted 16% of the Portfolio. During the reporting period, we added Telefonica Argentina, an Argentine company; CTC, the Chilean telecommunications provider; VSNL, an Indian long distance provider; Telekom Malaysia, the leading Malaysian telecommunications company; Telefonica de Peru, the Peruvian operator; Digitel Telecomm, a niche-oriented Philippine operator; and Advanced Information Systems, a Thai cellular provider. We believe that these companies offer solid future growth prospects. They are leaders in their respective markets, the attractiveness on an enterprise value versus earnings before interest, tax, dividend and amortization basis and should play an important role in an emerging market recovery.

Latin America remains the largest regional exposure of the Portfolio at 39%. In our view, Brazil and Mexico have internal dynamics that should allow them to stand on their own during 1998. Ongoing reforms, declining inflation and renewed economic growth in Latin America should provide a good defense against the further spread of the effects of the Asian contagion.

Outlook

We expect the next six months will continue to be a period of adjustment in the emerging markets. But in the midst of all this, we will maintain broad diversification and focus on exposure to stocks that will benefit early from the turnaround in sentiment towards the emerging markets. As it is impossible to time this point precisely, we continue to be fully invested.

Thank you for your investment in the Smith Barney World Funds, Inc. -- Emerging Markets Portfolio.


/s/ Donald Elefson

Donald Elefson
Vice President

May 25, 1998


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 5

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                     Net Asset Value
                                  ---------------------
                                  Beginning      End        Income     Total
Period Ended                      of Period   of Period    Dividends  Returns(1)
================================================================================
4/30/98                             $12.45      $12.09      $0.00     (2.89)%+
--------------------------------------------------------------------------------
10/31/97                             12.08       12.45       0.00      3.06
--------------------------------------------------------------------------------
10/31/96                             11.06       12.08       0.00      9.22
--------------------------------------------------------------------------------
Inception*-- 10/31/95                12.00       11.06       0.00     (7.83)+
================================================================================
  Total                                                     $0.00
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                     Net Asset Value
                                  ---------------------
                                  Beginning      End        Income     Total
Period Ended                      of Period   of Period    Dividends  Returns(1)
================================================================================
4/30/98                             $12.21      $11.81      $0.00     (3.28)%+
--------------------------------------------------------------------------------
10/31/97                             11.95       12.21       0.00      2.18
--------------------------------------------------------------------------------
10/31/96                             11.02       11.95       0.00      8.44
--------------------------------------------------------------------------------
Inception*-- 10/31/95                12.00       11.02       0.00     (8.17)+
================================================================================
  Total                                                     $0.00
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                                     Net Asset Value
                                  ---------------------
                                  Beginning      End        Income     Total
Period Ended                      of Period   of Period    Dividends  Returns(1)
================================================================================
4/30/98                             $12.22      $11.82      $0.00     (3.27)%+
--------------------------------------------------------------------------------
10/31/97                             11.95       12.22       0.00      2.26
--------------------------------------------------------------------------------
10/31/96                             11.02       11.95       0.00      8.44
--------------------------------------------------------------------------------
Inception*-- 10/31/95                12.00       11.02       0.00     (8.17)+
================================================================================
  Total                                                     $0.00
================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                     Net Asset Value
                                  ---------------------
                                  Beginning      End        Income     Total
Period Ended                      of Period   of Period    Dividends  Returns(1)
================================================================================
Inception*-- 4/30/98                $12.16      $12.10      $0.00     (0.49)%+
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Average Annual Total Return
================================================================================

                                               Without Sales Charge(1)
                                       -----------------------------------------
                                       Class A    Class B    Class C   Class Y
================================================================================
Six Months Ended 4/30/98+               (2.89)%    (3.28)%    (3.27)%     --
--------------------------------------------------------------------------------
Year Ended 4/30/98                     (15.16)    (15.82)    (15.81)      --
--------------------------------------------------------------------------------
Inception* through 4/30/98               0.25      (0.54)     (0.51)    (0.49)%+
================================================================================
                                               Without Sales Charge(1)
                                       -----------------------------------------
                                       Class A    Class B    Class C   Class Y
================================================================================
Six Months Ended 4/30/98+               (7.78)%    (8.11)%    (4.24)%     --
--------------------------------------------------------------------------------
Year Ended 4/30/98                     (19.40)    (20.03)    (16.65)      --
--------------------------------------------------------------------------------
Inception* through 4/30/98              (1.46)     (1.55)     (0.51)    (0.49)%+
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/98)                      0.75%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/98)                     (1.58)
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/98)                     (1.50)
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/98)                     (0.49)+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* The inception date for Class A, B and C shares is May 12, 1995 and the inception date for Class Y shares is March 10, 1998.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 7

================================================================================
Emerging Markets Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A, B and C Shares of the Emerging Markets Portfolio vs. MSCI Free World Market Index and MSCI Emerging Markets Free Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                              May 1995--April 1998

                      Emerging Markets       Emerging Markets       Emerging Markets
                         Portfolio --           Portfolio --           Portfolio --        MSCI Free World   MSCI Emerging Markets
                       Class A Shares         Class B Shares         Class C Shares         Market Index++        Free Index++
                       --------------         --------------         --------------         --------------        ------------
May 12, 1995              $ 9,501                 $10,000               $10,000                $10,000               $10,000
Oct 1995                  $ 8,757                 $ 8,724               $ 9,092                $10,497               $ 9,453
Apr 1996                  $ 9,850                 $ 9,800               $10,167                $11,928               $10,600
Oct 1996                  $ 9,565                 $ 9,560               $ 9,958                $12,264               $ 9,861
Apr 1997                  $11,283                 $11,292               $11,700                $13,146               $10,837
Oct 31, 1997              $10,375                 $10,175               $10,183                $14,098               $ 8,844
Apr 1998                  $ 9,572                 $ 9,546               $ 9,850                $16,645               $ 9,079

+ Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on May 12, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares (which decreases by 1.00% each year) and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International ("MSCI") Free World Market Index measures performance for a diverse range of global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East and excludes shares which are not readily purchased by non-local investors. The MSCI Emerging Markets Free Index consists of emerging market companies with an average size of $800 million, the index measures performance of emerging markets in South America, South Africa, Asia and Eastern Europe. Each index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the MSCI Emerging Markets Free Index is a more appropriate broad-based benchmark for the market in which the Emerging Markets Portfolio invests than the MSCI Free World Market Index. In future reporting, the MSCI Emerging Markets Free Index will be used as a basis of comparison of total return performance rather than the MSCI Free World Market Index.


Top Ten Holdings*                                           As of April 30, 1998
--------------------------------------------------------------------------------
  1. Telecomunicacoes Brasileiras SA ADR                                    3.1%
--------------------------------------------------------------------------------
  2. Elektrim Spolka Akcyjna SA                                             2.7
--------------------------------------------------------------------------------
  3. Liberty Life Association of Africa Ltd.                                2.5
--------------------------------------------------------------------------------
  4. Grupo Televisa SA GDR                                                  2.4
--------------------------------------------------------------------------------
  5. Cia de Eletricidade do Estado do Rio de Janeiro                        2.4
--------------------------------------------------------------------------------
  6. Telefonica de Argentina SA ADR                                         2.4
--------------------------------------------------------------------------------
  7. Metro Cash and Carry Ltd.                                              2.3
--------------------------------------------------------------------------------
  8. Nedcor Ltd.                                                            2.3
--------------------------------------------------------------------------------
  9. Asia Pulp & Paper Co. Ltd. ADR                                         2.2
--------------------------------------------------------------------------------
 10. Grupo Financiero Banamex Accival SA de CV
     (Banacci), Class B Shares                                              2.2
--------------------------------------------------------------------------------

*    As a percentage of total investments.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Investment Allocation as of April 30, 1998*
--------------------------------------------------------------------------------
Europe                             9.2%
Africa                             8.8%
Asia\Pacific                      40.2%
Latin America                     41.8%

*    As a percentage of total investments.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
European Portfolio
================================================================================

Portfolio Manager

[PHOTO]
REIN W. VAN DER DOES
Vice President

Rein W. van der Does began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Update

The European Portfolio ("Portfolio") posted a total return of 23.86% for Class A shares, before the deduction of any sales charges, for the six months ended April 30, 1998. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International ("MSCI") European Market Index, had a total return of 29.26%. For performance information on the Portfolio's other classes, please refer to page 11.

We are pleased to announce that your Portfolio was awarded a four-star rating from Morningstar, Inc.* overall and for the three-year period ended March 31, 1998 for Class A, B and C shares. Past performance is not a guarantee of future results.

During the reporting period, investors in European stock markets continued to favor larger, better-known companies over mid-sized companies like the ones emphasized in the Portfolio. In 1997, investor preference for big company shares penalized the Portfolio's performance somewhat. However, we believe that there is growing evidence that the performance of European stock markets is beginning to broaden and this has helped boost the Portfolio's performance. In fact, in the first four months of 1998, the Portfolio appreciated roughly 29%.

European Markets Update

European stock markets have soared in the past six months, fueled by heavy corporate restructuring and the ongoing drive toward economic and monetary unification. In particular, the smaller economies of Southern Europe posted blistering market returns. The stock markets of Portugal, Italy and Spain all returned more than 40% in the first quarter of this year.

The European Union ("EU"), with its aim of integrating the major European economies and their currencies, took center stage in nearly all political and economic discussions during the reporting period. On March 25, 1998, the European Commission and European Monetary Institute (the forerunner of a pan-European central bank) announced eleven countries that will be included in the first round of membership in the EU, which will commence on January 1, 1999. Those countries are: Germany, France, the Netherlands, Belgium, Luxembourg, Austria, Finland, Ireland, Italy, Spain and Portugal. Other countries, most notably the United Kingdom, have qualified for membership, but have declined to participate in the first round of EU membership.

One of the chief criteria of membership in the EU is maintaining a budget deficit of roughly 3% of the prospective country's Gross Domestic Product

----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change every month. Morningstar, Inc. ratings are calculated from the Portfolio's three-year returns (including the effects of all fees and sales charges) in excess of 90-day T-bill returns and a risk factor that reflects fund performance below 90-day T-bill returns. Different classes within a fund share a common portfolio of securities. The top-performing ten percent of the funds in a rating category receive five stars; the next 22.5% of the funds receive four stars; the middle 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star. The Portfolio was rated among 722 international equity funds.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9

("GDP"). Just a few years ago, this budget deficit target seemed impossibly out of reach for many European countries used to carrying budget deficits three to four times the 3% level. Today, as governments have implemented fiscal reforms, interest rates have fallen across Europe and, in our opinion, have been largely responsible for the Europe's recent economic upturn.

Another important development leading to Europe's recent economic successes has been the rise of a true equity culture. As part of the effort to lower spending, a number of governments are transforming key industries from state-controlled to privately held companies. In several countries, government-sponsored pension and retirement plans are also undergoing privatization. Moreover, many European companies are increasingly focusing on rewarding their shareholders. Similar to the U.S. in the 1970s and 1980s, European corporations have been undertaking mergers and acquisitions at a feverish pace. The total value of completed acquisitions of public companies in Europe rose nearly 37% in 1997. That trend seems to be only accelerating. In our view, this process of corporate restructuring in Europe is just beginning and should help drive profits in the near future.

Investment Strategy

In selecting investments for the Portfolio, we continue to use a "bottom-up" approach, evaluating individual companies rather than investment trends. While economic cycles are important when evaluating a company's outlook, we generally search for promising European companies with excellent growth prospects regardless of the macroeconomic conditions in Europe. In our opinion, this approach should provide investors with competitive returns over the long term.

During the reporting period, we found a number of attractive investment opportunities. For example, we added to our position in Nokia, the Finnish cellular phone giant, after uncertainties in Asia cast a pall over the industry. We believe that Nokia's prospects remain bright. At the close of the reporting period, Nokia remained the Portfolio's top holding representing 6.4% of the Portfolio's total stocks held. Other significant additions to the Portfolio include the Ordina, NV and SEMA, PLC.

European Markets Outlook

In our opinion, investing in Europe should be exciting and rewarding in the next few years due to:

o    The creation of the European Union in January, 1999;

o    The creation of a single currency, the Euro;

o The creation of an equity culture through relatively inexpensive privatization offerings; and

o The discovery by European companies of the concept of "enhancing shareholder value."

Thank you for your investment in the Smith Barney World Funds, Inc. -- European Portfolio.

/s/Rein W. van der Does

Rein W. van der Does
Vice President

May 15, 1998


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                          Net Asset Value
                                          ---------------
                                   Beginning              End                 Income           Capital Gain           Total
Period Ended                       of Period           of Period             Dividends         Distributions          Returns(1)
====================================================================================================================================
4/30/98                             $18.23               $22.07               $0.00              $0.39                 23.86%+
------------------------------------------------------------------------------------------------------------------------------------
10/31/97                             17.25                18.23                0.00               1.16                 12.88
------------------------------------------------------------------------------------------------------------------------------------
10/31/96                             14.67                17.25                0.09               0.04                 18.65
------------------------------------------------------------------------------------------------------------------------------------
10/31/95                             12.88                14.67                0.00               0.00                 13.90
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94                12.50                12.88                0.00               0.00                  3.04+
====================================================================================================================================
  Total                                                                       $0.09              $1.59
====================================================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                          Net Asset Value
                                          ---------------
                                   Beginning              End                 Income           Capital Gain           Total
Period Ended                       of Period           of Period             Dividends         Distributions          Returns(1)
====================================================================================================================================
4/30/98                             $17.92               $21.60                $0.00              $0.39                23.38%+
------------------------------------------------------------------------------------------------------------------------------------
10/31/97                             17.09                17.92                 0.00               1.16                12.08
------------------------------------------------------------------------------------------------------------------------------------
10/31/96                             14.56                17.09                 0.00               0.04                17.72
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95                12.62                14.56                 0.00               0.00                15.37+
====================================================================================================================================
  Total                                                                        $0.00              $1.59
====================================================================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                                          Net Asset Value
                                          ---------------
                                   Beginning              End                 Income           Capital Gain           Total
Period Ended                       of Period           of Period             Dividends         Distributions          Returns(1)
====================================================================================================================================
4/30/98                             $17.86               $21.55                $0.00              $0.39                23.51%+
------------------------------------------------------------------------------------------------------------------------------------
10/31/97                             17.04                17.86                 0.00               1.16                12.06
------------------------------------------------------------------------------------------------------------------------------------
10/31/96                             14.51                17.04                 0.00               0.04                17.78
------------------------------------------------------------------------------------------------------------------------------------
10/31/95                             12.83                14.51                 0.00               0.00                13.09
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94                12.48                12.83                 0.00               0.00                 2.80+
====================================================================================================================================
  Total                                                                        $0.00              $1.59
====================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                11

================================================================================
Average Annual Total Return
================================================================================

                                                    Without Sales Charge(1)
                                               --------------------------------
                                               Class A      Class B      Class C
================================================================================
Six Months Ended 4/30/98+                       23.86%       23.38%       23.51%
--------------------------------------------------------------------------------
Year Ended 4/30/98                              29.92        28.99        29.08
--------------------------------------------------------------------------------
Inception* through 4/30/98                      17.07        19.86        16.41
================================================================================
                                                    Without Sales Charge(1)
                                               --------------------------------
                                               Class A      Class B      Class C
================================================================================
Six Months Ended 4/30/98+                       17.67%       18.38%       22.51%
--------------------------------------------------------------------------------
Year Ended 4/30/98                              23.46        23.99        28.08
--------------------------------------------------------------------------------
Inception* through 4/30/98                      15.66        19.49        16.41
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                    Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/98)                         94.70%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/98)                         87.81
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/98)                         89.53
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and C shares are February 7, 1994, November 7, 1994 and February 14, 1994, respectively.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
European Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A Shares of the
European Portfolio vs. MSCI European Market Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                            February 1994--April 1998

                         European           MSCI European
                         Portfolio          Market Index
                         ---------          ------------
Feb 7 1994                $ 9,549             $10,000
Apr 1994                  $ 9,481             $ 9,761
Oct 1994                  $ 9,840             $10,064
Apr 1995                  $10,298             $10,664
Oct 1995                  $11,207             $11,393
Apr 1996                  $12,550             $12,366
Oct 1996                  $13,298             $13,383
Apr 1997                  $14,311             $14,959
Oct 31 1997               $15,010             $16,861
Apr 1998                  $18,592             $21,795

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                           As of April 30, 1998
--------------------------------------------------------------------------------
 1. Nokia OYJ, Class A Shares                                               6.4%
--------------------------------------------------------------------------------
 2. Tomra Systems ASA                                                       6.2
--------------------------------------------------------------------------------
 3. Mannesmann AG                                                           6.1
--------------------------------------------------------------------------------
 4. Fugro NV                                                                5.3
--------------------------------------------------------------------------------
 5. Novartis AG                                                             5.3
--------------------------------------------------------------------------------
 6. CMG PLC                                                                 5.1
--------------------------------------------------------------------------------
 7. Samas Groep NV CVA                                                      4.9
--------------------------------------------------------------------------------
 8. Independent Newspapers PLC                                              4.2
--------------------------------------------------------------------------------
 9. Compass Group PLC                                                       4.0
--------------------------------------------------------------------------------
10. Hunter Douglas NV                                                       3.9
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Investment Allocation as of April 30, 1998**
--------------------------------------------------------------------------------
Norway                              5.7%
France                             16.7%
Germany                             9.7%
Netherlands                        21.1%
United Kingdom                     10.9%
Finland                             5.9%
Spain                               5.6%
Cash Equivalents                    8.3%
Other                              16.1%

*    As a percentage of total stocks.

**   As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13

================================================================================
Pacific Portfolio
================================================================================

Portfolio Managers

[PHOTO]
SCOTT E. KALB
Vice President

Scott E. Kalb joined the Smith Barney International Equity Team in 1995. He has 11 years of experience in research and was formerly Head of International Equity Research at Smith Barney from 1990 to 1995, where he was responsible for the coverage of equities in emerging markets. Prior to joining Smith Barney, Mr. Kalb served as the First Vice President of Corporate Finance and Vice President of Equity Research for Drexel Burnham Lambert. Previously, he worked at James Capel and served for two years as economic consultant for the Ministry of Finance in South Korea. Mr. Kalb lived in Asia for ten years and in London for two, speaks Korean fluently and some Japanese. Mr. Kalb holds a B.A. from Oberlin College and an M.A. in Economics from Harvard University.

[PHOTO]
David Ishibashi
Vice President

David Ishibashi joined Smith Barney International Equity team as a Vice President and Portfolio Manager in 1993. Mr. Ishibashi came to Smith Barney from S.G. Warburg, where he was responsible for Japanese equities and headed the Japan desk. Previously, he was at Baring Securities, Inc., where he was responsible for Japan and Southeast Asia, opening and operating Baring's first West Coast office. He also spent four years at Nomura Securities International brokering Japanese securities and establishing the Nomura Finance Collection at the Crocker School of Business and Business Library. Prior to that, he served as a financial analyst at Rockwell International. Mr. Ishibashi has a B.A. from California State College at Los Angeles and attended the post- graduate studies program in Tokyo at the Inter-Cultural Japanese Language Institute.

Performance Update

During the six-month period ended April 30, 1998, the Pacific Portfolio ("Portfolio") Class A shares declined by 9.93%, performing in line with the benchmark Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index, which was down by 9.20% for the same period. (The MSCI All Country Asia Pacific Index, comprising equities in Australia, New Zealand, Japan and the Far East, is a common benchmark against which the performance of Asian funds is measured.) During the first quarter of the fiscal year (the period of November 1997 to January 1998), the Portfolio underperformed the benchmark because of its underweighteded position in Japanese equities. For performance information on the Portfolio's other classes, please refer to page 17.

So far in the second quarter, the situation has reversed, as Asian markets (excluding Japan) rebounded sharply, helping the Portfolio to catch up with the benchmark. We believe the worst of the financial meltdown in Asia is over and that adjustments currently underway will lead to economic recovery for most countries over the next 12 to 18 months.

Asian Market Review--The Meltdown is Over and Markets Rally in Relief Asia Excluding Japan

After suffering a free fall during the second half of 1997, Asian stock prices continued to slide in January, but finally hit bottom in February and rebounded sharply. This rebound, while good news for battered Asian investors, was not so much an indication of bright prospects for Asian economies as it was a relief-rally that the worst may be over. Positive political and economic developments continued into March and investors felt comfortable buying oversold Asian blue chips.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

Several events triggered this turnaround in market sentiment. First, initiatives taken by the South Korean and Thai governments in conjunction with the International Monetary Fund ("IMF") brought hope that necessary structural reforms would finally begin. The announcement of the South Korean bank deal in late January was an especially important signal. (The South Korean government announced that it agreed to guarantee the loans of local banks and issue bonds, in exchange for foreign commercial banks agreeing to rollover short-term loans to the banking system). Another important, but less-publicized, factor was China's decision not to devalue the renmenbi, easing fears of another round of damaging currency falls in the region. Finally, the lack of runaway inflation had a stabilizing effect, reducing the need for high interest rates and keeping currencies at attractive levels in real terms.

Japan

The Japanese stock market was out of sync with the rest of Asia, rising 12% in U.S. dollar terms during January while regional markets fell. Investors were hopeful that the thirty trillion yen financial package (about $250-$300 billion) proposed by the government to provide better support for depositors, shore-up the banking system and ease capital adequacy controls, would finally get the Japanese economy back on track. However, government unwillingness to combine this package with tax cuts, deregulation and financial restructuring, tarnished the long-term outlook for growth in the Japanese economy and caused investors to lose confidence. The stock market was flat in February and fell by 7% in March, just when the rest of Asia was rallying strongly.

Outlook for Second Half--The Crash Is Over, Now Comes the Hard Part....

We believe that the worst of Asia's crisis is probably over, but the pain of adjustment is only beginning to be felt. Recessions are unfolding across Asia, with Indonesia (1998 GDP estimated to decline by 10%), Korea and Thailand (-4% each) hit the hardest by last year's contagion. Malaysia, despite government efforts, is now expected to fall into recession and the Philippines is struggling to maintain growth at just above zero. Hong Kong and Singapore will be hit harder than expected, affected by the sharp slowdown in neighboring countries, and China will not meet its 8% growth target. Australia and New Zealand escaped the financial turmoil suffered by regional neighbors, but their growth prospects will be undermined by slower trade.

The short-term outlook for Japan also is poor, with the economy increasingly looking like it's headed into recession. Japan's long period of economic stagnation and recent, ineffective attempts at boosting the economy indicate that a sustained recovery cannot be achieved without deep structural and, especially, financial reform. This requires strong political will and the ability to suffer through painful reforms in order to emerge with a clean, efficient and reinvigorated economy. The Japanese government has preferred to maintain the status quo, using low interest rates and other funds to stave off a meltdown, but this has not solved the country's structural problems. This has important implications for the rest of Asia. First, a weak Japanese economy and yen pose a double threat to Asian economies, since Japan is a major export destination as well as the home of competitors and investors. Second, other countries would do well to avoid the Japanese model and grasp the thorny nettles of reform as the best way out of recession. Indeed, they will need to show progress in real reform in order to attract the capital required for restructuring.

Portfolio Changes

We expect most countries in Asia to suffer recession or, at best, slow growth in 1998 as policy-makers and corporations struggle through the reform process. However, we are optimistic that these reform efforts will be successful, and we look for growth in many countries to resume in 1999-2000. Going forward, we expect Asian stocks to perform strongly next year.

The key question for Asian investors is how to best position themselves for the economic adjustment


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                15
period, which we feel is likely to last 12 months or so, and the recovery that follows. We have several thoughts on this matter.

First, while we remain skeptical of the Japanese government's efforts to stimulate the economy, we find the Japanese stock market relatively less volatile than other markets in the region at this time. Accordingly, we have increased our exposure to high-quality Japanese companies, raising our weighting to 50% of the Portfolio from 30% previously. New Japanese companies added during the period include Aiful and Takefuji, two small-business and consumer lenders, NTT Data Communication, Japan's major information technology company, and Terumo, the second largest supplier of medical equipment in the world. In addition, we increased our weighting in Meitec, Minebea, Murata Noritsu Koki and Sony. Japan now accounts for seven of our top ten holdings, up from two six months ago.

Second, we believe that currency devaluations have made Asian products very competitive in world markets and we expect exporters to thrive in the current environment. As a result, we have built positions in selected exporters that are trading at very attractive levels currently and that we expect can grow earnings over the next few years. These companies include Samsung Display Devices, one of the largest producers in the world of cathode ray tubes and computer monitors, Youngone Corp., a South Korean garment manufacturer, Delta Electronics, a Thai manufacturer of components for laptop and desktop computers, and GSS Array, a contract manufacturer for electronics, also based in Thailand.

Third, we are optimistic about the prospects for recovery in those countries where governments are implementing reforms aggressively and working closely with the IMF, including Thailand and South Korea. At the same time, we are uneasy with those countries where governments are resisting change and fighting with the IMF, including Indonesia and Malaysia. Not surprisingly, our weightings in South Korea and Thailand have increased to 5% and 10%, respectively, while we have deleted Indonesia from the Portfolio and reduced Malaysia to a 2% weighting.

Fourth, the Pacific Basin is home to many world-class blue chip companies that will survive the crisis and likely will emerge stronger as a result. However, it is unrealistic to expect much in the way of performance from these companies during 1998, as higher costs and slower economic growth will cause short-term problems. We believe such companies will benefit in the long run, as they buy and consolidate weaker competitors, and that their shares should be accumulated gradually. In the meantime, we have trimmed back holdings in both Hong Kong and Singapore blue chips.

Thank you for your investment in the Smith Barney World Funds, Inc. -- Pacific Portfolio.


/s/ Scott E. Kalb                /s/ David Ishibashi

Scott E. Kalb                    David Ishibashi
Vice President                   Vice President

May 11, 1998

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                     Net Asset Value
                                  ---------------------
                                  Beginning      End        Income     Total
Period Ended                      of Period   of Period    Dividends  Returns(1)
================================================================================
4/30/98                             $ 8.46      $ 7.62       $0.00      (9.93)%+
--------------------------------------------------------------------------------
10/31/97                             10.18        8.46        0.00     (16.90)
--------------------------------------------------------------------------------
10/31/96                             10.07       10.18        0.00       1.09
--------------------------------------------------------------------------------
10/31/95                             12.92       10.07        0.00     (22.06)
--------------------------------------------------------------------------------
Inception*-- 10/31/94                12.50       12.92        0.00       3.36+
================================================================================
  Total                                                      $0.00
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                     Net Asset Value
                                  ---------------------
                                  Beginning      End        Income     Total
Period Ended                      of Period   of Period    Dividends  Returns(1)
================================================================================
4/30/98                              $ 8.25      $ 7.40       $0.00    (10.30)%+
--------------------------------------------------------------------------------
10/31/97                              10.01        8.25        0.00    (17.58)
--------------------------------------------------------------------------------
10/31/96                               9.99       10.01        0.00      0.20
--------------------------------------------------------------------------------
Inception*-- 10/31/95                 12.64        9.99        0.00    (20.97)+
================================================================================
  Total                                                       $0.00
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                                     Net Asset Value
                                  ---------------------
                                  Beginning      End        Income     Total
Period Ended                      of Period   of Period    Dividends  Returns(1)
================================================================================
4/30/98                              $ 8.21      $ 7.36      $0.00     (10.35)%+
--------------------------------------------------------------------------------
10/31/97                               9.98        8.21       0.00     (17.74)
--------------------------------------------------------------------------------
10/31/96                               9.95        9.98       0.00       0.30
--------------------------------------------------------------------------------
10/31/95                              12.86        9.95       0.00     (22.63)
--------------------------------------------------------------------------------
Inception*--10/31/94                  12.50       12.86       0.00       2.88+
================================================================================
  Total                                                      $0.00
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17

================================================================================
Average Annual Total Return
================================================================================

                                                  Without Sales Charge(1)
                                            ------------------------------------
                                            Class A      Class B      Class C
================================================================================
Six Months Ended 4/30/98+                   (9.93)%       (10.30)%      (10.35)%
--------------------------------------------------------------------------------
Year Ended 4/30/98                          (29.77)       (30.32)       (30.43)
--------------------------------------------------------------------------------
Inception* through 4/30/98                  (11.05)       (14.26)       (11.81)
================================================================================
                                                  Without Sales Charge(1)
                                            ------------------------------------
                                            Class A      Class B      Class C
================================================================================
Six Months Ended 4/30/98+                   (14.48)%      (14.79)%      (11.25)%
--------------------------------------------------------------------------------
Year Ended 4/30/98                          (33.27)       (33.80)       (31.13)
--------------------------------------------------------------------------------
Inception* through 4/30/98                  (12.12)       (14.76)       (11.81)
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                  Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/98)                     (39.04)%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/98)                     (41.46)
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/98)                     (41.12)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and C shares are February 7, 1994, November 7, 1994 and February 11, 1994, respectively.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Pacific Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A Shares of the
Pacific Portfolio vs. MSCI All Country Asia Pacific Index+
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                            February 1994--April 1998

                            Pacific         MSCI All Country
                            Portfolio        Asia Pacific Index
                            ---------        ------------------
Feb 7 1994                   $9,549             $10,000
Apr 1994                     $9,465             $10,012
Oct 1994                     $9,870             $10,716
Apr 1995                     $8,121             $10,248
Oct 1995                     $7,693             $ 9,438
Apr 1996                     $8,579             $11,076
Oct 1996                     $7,777             $ 9,650
Apr 1997                     $8,289             $ 8,873
Oct 31 1997                  $6,463             $ 7,703
Apr 1997                     $5,821             $ 7,040

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International ("MSCI") All Country Asia Pacific Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                           As of April 30, 1998
--------------------------------------------------------------------------------
  1. Sony Corp.                                                             5.5%
--------------------------------------------------------------------------------
  2. Shohkoh Fund & Co., Ltd.                                               4.6
--------------------------------------------------------------------------------
  3. VTech Holdings Ltd.                                                    4.3
--------------------------------------------------------------------------------
  4. Meitec                                                                 3.7
--------------------------------------------------------------------------------
  5. Datacraft Asia Ltd.                                                    3.7
--------------------------------------------------------------------------------
  6.  Orix Corp.                                                            3.6
--------------------------------------------------------------------------------
  7. Hutchison Whampoa Ltd.                                                 3.4
--------------------------------------------------------------------------------
  8. Noritsu Koki Co., Ltd.                                                 3.4
--------------------------------------------------------------------------------
  9. Murata Manufacturing Co., Ltd.                                         3.3
--------------------------------------------------------------------------------
 10. Minebea Co. Ltd.                                                       3.3
================================================================================

*    As a percentage of total investments.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Investment Allocation as of April 30, 1998*
--------------------------------------------------------------------------------
Hong Kong                          13.6%
Japan                              47.6%
Australia                           7.4%
Thailand                           10.1%
South Korea                         4.9%
Singapore                           8.1%
Other                               8.3%

*    As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

====================================================================================================
Schedules of Investments (unaudited)                                                  April 30, 1998
====================================================================================================
                           EMERGING MARKETS PORTFOLIO

 SHARES                              SECURITY                                                VALUE
====================================================================================================
STOCKS -- 100.0%
Argentina -- 4.4%
     22,357   Banco de Galicia y Buenos Aires SA de CV ADR(a)                            $   547,746
     17,000   Telefonica de Argentina SA ADR(a)                                              655,562
----------------------------------------------------------------------------------------------------
                                                                                           1,203,308
----------------------------------------------------------------------------------------------------
Brazil -- 17.7%
     24,900   Aracruz Celulose SA ADR(a)                                                     392,175
  8,050,000   Centrais Eletricas Brasileiras SA-- Eletrobras, Preferred Class B Shares       361,687
    698,000   Cia Cervejaria Brahma, Preferred(b)                                            454,554
888,100,000   Cia de Eletricidade do Estado do Rio de Janeiro(b)                             659,864
    938,000   Cia de Tecidos Norte de Minas-- Coteminas, Preferred                           229,580
 34,575,000   Cia Paranaense de Energia-- Copel, Preferred Class B Shares(b)                 486,588
 12,675,000   Cia Siderurgica Nacional SA                                                    398,863
  2,300,000   Eletropaulo Metropolitana-- Eletricidade de Sao Paulo SA                       261,363
  2,350,000   Petroleo Brasileiro SA-- Petrobras, Preferred                                  594,689
    286,100   Tectoy Industria de Brinquedos SA, Preferred(b)                                 20,006
      7,020   Telecomunicacoes Brasileiras SA ADR                                            855,123
    436,646   Telecomunicacoes de Brasilia SA, Preferred                                     136,261
----------------------------------------------------------------------------------------------------
                                                                                          4,850,753
----------------------------------------------------------------------------------------------------
 Chile -- 3.9%
     19,000   Cia de Telecomunicaciones de Chile SA ADR(a)                                   476,187
     18,200   Vina Concha Y Toro ADR(a)                                                      591,500
----------------------------------------------------------------------------------------------------
                                                                                           1,067,687
----------------------------------------------------------------------------------------------------
China -- 1.3%
  1,050,000   Shanghai China International Travel Service Co., Ltd., Class B Shares          344,400
----------------------------------------------------------------------------------------------------
 Hong Kong -- 2.2%
    493,000   Cosco Pacific Ltd.(a)                                                          334,140
        720   Hubei Sanonda Co. Ltd., Class B Shares(b)                                          184
    639,800   Shandong Chenming Paper Holdings Ltd., Class B Shares(b)                       274,223
----------------------------------------------------------------------------------------------------
                                                                                             608,547
----------------------------------------------------------------------------------------------------
Hungary -- 2.8%
    221,932   Fotex RT(b)                                                                    218,823
      5,218   Graboplast RT                                                                  197,881
      3,400   Richter Gedeon RT                                                              364,248
----------------------------------------------------------------------------------------------------
                                                                                             780,952
----------------------------------------------------------------------------------------------------
India -- 4.4%
     20,000   BSES Ltd. GDR(b)(c)                                                            328,500
     34,900   Larsen & Toubro Ltd. GDR(b)                                                    452,827
     35,000   Videsh Sanchar Nigam Ltd. GDR(b)                                               428,750
----------------------------------------------------------------------------------------------------
                                                                                           1,210,077
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

====================================================================================================
Schedules of Investments (unaudited)(continued)                                       April 30, 1998
====================================================================================================
                              EMERGING MARKETS PORTFOLIO

 SHARES                              SECURITY                                                VALUE
====================================================================================================
Malaysia -- 2.3%
  101,400   Genting Berhad                                                               $   336,192
   99,000   Telekom Malaysia Berhad                                                          296,470
----------------------------------------------------------------------------------------------------
                                                                                             632,662
----------------------------------------------------------------------------------------------------
Mexico -- 12.4%
   90,600   Cemex SA de CV, Class B Shares(b)                                                537,869
  348,000   Cintra SA                                                                        327,934
   81,200   Grupo Carso SA de CV Series A1                                                   513,627
  197,000   Grupo Financiero Banamex Accival, SA de CV (Banacci), Class B Shares(b)          611,455
   21,200   Grupo Industrial Durango SA ADR(a)(b)                                            304,750
   16,300   Grupo Televisa SA GDR(b)                                                         668,300
  594,400   Posada Series L                                                                  429,897
----------------------------------------------------------------------------------------------------
                                                                                           3,393,832
----------------------------------------------------------------------------------------------------
Peru -- 1.9%
   24,000   Telefonica del Peru SA ADR(a)                                                    531,000
----------------------------------------------------------------------------------------------------
Philippines -- 1.6%
9,900,000   Digital Telecommunications Philippines, Inc.(b)                                  429,041
----------------------------------------------------------------------------------------------------
Poland -- 6.4%
    2,760   Bank Slaski SA                                                                   236,466
   16,870   Debica SA                                                                        427,151
   51,200   Elektrim Spolka Akcyjna SA                                                       731,105
    8,500   Polish National Investment Fund(b)                                               281,539
   56,100   Swarzedzkie Fabryk Mebli SA(b)                                                    75,978
----------------------------------------------------------------------------------------------------
                                                                                           1,752,239
----------------------------------------------------------------------------------------------------
Russia -- 6.3%
       28   ING Baring Russian Regional Telecom Basket(c)                                    280,123
   52,000   Irkutskenergo ADR                                                                520,000
   13,200   Mosenergo ADR(a)                                                                 470,250
   62,000   Surgutneftegaz ADR(a)                                                            465,000
----------------------------------------------------------------------------------------------------
                                                                                           1,735,373
----------------------------------------------------------------------------------------------------
Singapore -- 2.2%
   42,000   Asia Pulp & Paper Co. Ltd. ADR(a)                                                611,625
----------------------------------------------------------------------------------------------------
South Africa -- 8.8%
   20,000   Liberty Life Association of Africa Ltd.                                          676,357
  566,221   Metro Cash and Carry Ltd.                                                        627,081
   22,000   Nedcor Ltd.                                                                      626,520
  301,500   Plessey Corp. Ltd.                                                               477,009
----------------------------------------------------------------------------------------------------
                                                                                           2,406,967
----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

====================================================================================================
Schedules of Investments (unaudited)(continued)                                       April 30, 1998
====================================================================================================

                              EMERGING MARKETS PORTFOLIO

 SHARES                              SECURITY                                                VALUE
====================================================================================================
South Korea -- 3.9%
    104,000   Comtec System Co. Ltd.                                                     $   268,462
      6,000   Lotte Confectionery Co.                                                        448,933
      6,840   Samsung Display Devices Co.                                                    340,336
        982   Samsung Display Devices Co. Rights, Expire 5/13/98(b)                           17,046
----------------------------------------------------------------------------------------------------
                                                                                           1,074,777
----------------------------------------------------------------------------------------------------
Sri Lanka -- 0.2%
    241,600   Lanka Walltile Ltd.(b)                                                          58,200
----------------------------------------------------------------------------------------------------
Taiwan -- 8.3%
    436,000   Chinatrust Commercial Bank(b)                                                  511,704
    131,000   Delta Electronics, Inc.                                                        480,704
     16,000   Fubon Insurance Co. GDR(b)                                                     324,800
     88,000   Hon Hai Precision Industry(b)                                                  512,395
    246,000   Yuanta Securities Corp.(b)                                                     462,539
----------------------------------------------------------------------------------------------------
                                                                                           2,292,142
----------------------------------------------------------------------------------------------------
Thailand -- 2.6%
     77,500   Advanced Info Service Public Co., Ltd.                                         521,008
     84,500   Thai Farmers Bank Public Co. Ltd.                                              193,361
----------------------------------------------------------------------------------------------------
                                                                                             714,369
----------------------------------------------------------------------------------------------------
Turkey -- 4.9%
  6,146,000   Brisa Bridgestone Sabanci Lastik Sanayire ve Ticaret AS                        362,577
  3,965,000   Ege Biracilik Ve Malt Sanayii AS                                               523,354
  9,363,750   Turk Sise ve Cam Fabrikalari AS                                                458,777
----------------------------------------------------------------------------------------------------
                                                                                           1,344,708
----------------------------------------------------------------------------------------------------
Venezuela -- 1.5%
     12,000   Compania Anonima Nacional Telefonos de Venezuela ADR(a)                        402,000
----------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $27,065,188*)                                                     $27,444,659
====================================================================================================

(a)  A portion of this security is on loan (See Note 9).

(b)  Non-income producing security.

(c) Security is exempt from registration under Rule 144a of the Securities Act of 1993. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.

 *   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

====================================================================================================
Schedules of Investments (unaudited)(continued)                                       April 30, 1998
====================================================================================================

                               EUROPEAN PORTFOLIO

 SHARES                              SECURITY                                                VALUE
====================================================================================================
STOCKS -- 91.7%
Austria -- 3.0%
    12,000   VA Technologie AG(a)                                                        $ 1,724,725
----------------------------------------------------------------------------------------------------
Canada -- 0.1%
   242,957   International UNP Holdings Ltd.(b)                                               49,257
----------------------------------------------------------------------------------------------------
Finland -- 5.9%
    50,000   Nokia OYJ, Class A Shares(a)                                                  3,343,750
----------------------------------------------------------------------------------------------------
France -- 16.7%
    10,000   Atos SA(b)                                                                    1,670,045
    15,000   Cap Gemini SA                                                                 1,946,724
    10,000   Christian Dior SA(a)                                                          1,354,315
    10,000   Coflexip SA                                                                   1,417,461
    10,254   Guilbert SA(a)                                                                1,835,148
    10,000   Total SA, Class B Shares(a)                                                   1,188,141
     5,000   Transgene SA ADR(b)                                                              90,000
----------------------------------------------------------------------------------------------------
                                                                                           9,501,834
----------------------------------------------------------------------------------------------------
Germany -- 9.7%
     2,700   Buderus AG                                                                    1,269,880
     4,000   Mannesmann AG                                                                 3,151,852
    10,000   SGL Carbon AG                                                                 1,059,626
----------------------------------------------------------------------------------------------------
                                                                                           5,481,358
----------------------------------------------------------------------------------------------------
Ireland -- 3.8%
   358,332   Independent Newspapers PLC                                                    2,164,083
----------------------------------------------------------------------------------------------------
Italy -- 4.4%
    20,000   Gucci Group NV, NY Registered Shares(a)                                         931,250
    60,000   Industrie Natuzzi SpA ADR                                                     1,541,250
----------------------------------------------------------------------------------------------------
                                                                                           2,472,500
----------------------------------------------------------------------------------------------------
Netherlands -- 21.1%
    20,000   Baan Co. NV(b)                                                                  877,500
    25,000   Content Beheer NV                                                               798,069
    70,000   Fugro NV                                                                      2,771,591
    41,472   Hunter Douglas NV                                                             2,021,772
    30,000   Koninklijke Ahrend Groep NV                                                   1,039,346
    15,000   Nutreco Holding NV                                                              535,263
    60,000   Ordina NV(b)                                                                  1,407,572
    40,930   Samas Groep NV CVA                                                            2,538,247
----------------------------------------------------------------------------------------------------
                                                                                          11,989,360
----------------------------------------------------------------------------------------------------
Norway -- 5.7%
   100,000   Tomra Systems ASA(a)                                                          3,217,977
====================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

====================================================================================================
Schedules of Investments (unaudited)(continued)                                       April 30, 1998
====================================================================================================

                               EUROPEAN PORTFOLIO

 SHARES                              SECURITY                                                VALUE
====================================================================================================
Spain -- 5.6%
     50,000   Amper SA                                                                   $ 1,279,401
      4,250   Azkoyen SA                                                                     585,572
     30,800   Telefonica de Espana                                                         1,285,227
     30,800   Telefonica de Espana Rights, Expire 5/7/98(b)                                   23,845
----------------------------------------------------------------------------------------------------
                                                                                           3,174,045
----------------------------------------------------------------------------------------------------
Switzerland -- 4.8%
      1,664   Novartis AG                                                                  2,751,330
----------------------------------------------------------------------------------------------------
United Kingdom -- 10.9%
     60,000   CMG PLC(b)                                                                   2,676,018
    120,000   Compass Group PLC                                                            2,076,625
     40,000   SEMA Group PLC(b)                                                            1,446,605
----------------------------------------------------------------------------------------------------
                                                                                           6,199,248
----------------------------------------------------------------------------------------------------
               TOTAL STOCKS
              (Cost-- $28,259,530)                                                        52,069,467
====================================================================================================
 FACE
 AMOUNT                              SECURITY                                                VALUE
====================================================================================================
REPURCHASE AGREEMENT -- 8.3%
4,706,000     CIBC Wood Gundy Securities Inc., 5.40% due 5/1/98;
              Proceeds at maturity -- $4,706,706; (Fully collateralized
              by U.S. Treasury Notes, 6.00% due 8/15/99; Market
              value -- $4,801,143) (Cost -- $4,706,000)                                    4,706,000
====================================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $32,965,530*)                                                     $56,775,467
====================================================================================================

(a)  A portion of this security is on loan (See Note 9).

(b)  Non-income producing security.

 *   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

====================================================================================================
Schedules of Investments (unaudited)(continued)                                       April 30, 1998
====================================================================================================

                                 PACIFIC PORTFOLIO

 SHARES                              SECURITY                                                VALUE
====================================================================================================
STOCKS -- 96.5%
Australia -- 7.4%
   25,412     Australian Gas Light Co. Ltd.                                              $   189,081
   25,208     Coca-Cola Amatil Ltd.(a)                                                       192,298
   20,000     Leighton Holdings Ltd.                                                          76,284
----------------------------------------------------------------------------------------------------
                                                                                             457,663
----------------------------------------------------------------------------------------------------
Hong Kong -- 13.6%
  137,500     Hong Kong and China Gas Co. Ltd.                                               187,275
    6,250     Hong Kong and China Gas Co. Ltd. Warrants, Expire 9/30/99(b)                         0
    2,108     HSBC Holdings PLC(a)                                                            60,143
   34,000     Hutchison Whampoa Ltd.                                                         210,251
   17,000     Shanghai Industrial Holdings Ltd.(a)                                            58,268
   24,000     Smartone Telecommunications                                                     63,051
   75,000     VTech Holdings Ltd.                                                            263,362
----------------------------------------------------------------------------------------------------
                                                                                             842,350
----------------------------------------------------------------------------------------------------
Indonesia -- 0.0%
   30,000     PT Fiskaragung Perkasa                                                           1,950
----------------------------------------------------------------------------------------------------
Japan -- 47.6%
    2,100     Aiful Corp.                                                                    139,226
    6,000     C. Uyemura & Co., Ltd.                                                         158,934
    7,000     Meitec                                                                         230,455
   18,000     Minebea Co., Ltd.(a)                                                           201,619
    7,000     Murata Manufacturing Co., Ltd.                                                 205,556
    2,200     Nichiei Co., Ltd.                                                              171,498
   34,000     Nikko Securities Co., Ltd.                                                     103,700
    7,000     Noritsu Koki Co., Ltd.                                                         209,264
        3     NTT Data Corp.                                                                 129,872
    3,200     Orix Corp.                                                                     221,599
    3,000     Seven-Eleven Japan Co., Ltd.                                                   200,939
      900     Shohkoh Fund & Co., Ltd.                                                       286,764
    4,100     Sony Corp.                                                                     341,641
    8,000     Sumitomo Realty & Development Co., Ltd.                                         38,446
    2,000     Takefuji Corp.                                                                 105,199
   13,000     Terumo Corp.(a)                                                                190,676
----------------------------------------------------------------------------------------------------
                                                                                           2,935,388
----------------------------------------------------------------------------------------------------
Malaysia -- 2.2%
   58,000     Kuala Lumpur Kepong Berhad                                                     134,144
----------------------------------------------------------------------------------------------------
Philippines -- 1.4%
  172,200     SPI Technologies Inc.                                                           88,995
----------------------------------------------------------------------------------------------------
Singapore -- 8.1%
   68,000     Datacraft Asia Ltd.                                                            228,481
  170,000     JIT Holdings Ltd.                                                              138,490
   36,000     Venture Manufacturing Ltd.                                                     130,723
----------------------------------------------------------------------------------------------------
                                                                                             497,694

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

====================================================================================================
Schedules of Investments (unaudited)(continued)                                       April 30, 1998
====================================================================================================

                                 PACIFIC PORTFOLIO

 SHARES                              SECURITY                                                VALUE
====================================================================================================
South Korea -- 4.9%
    1,100     Samsung Display Devices Co.                                                $    54,733
      159     Samsung Display Devices Co. Rights, Expire 5/13/98(b)                            2,742
      226     Samsung Fire & Marine Insurance                                                 66,794
    7,700     Youngone Corp.                                                                 175,721
----------------------------------------------------------------------------------------------------
                                                                                             299,990
----------------------------------------------------------------------------------------------------
Taiwan -- 3.7%
    5,000     Asustek Computer Inc.(b)                                                       101,897
   172,000    Bank Sinopac(b)                                                                125,188
----------------------------------------------------------------------------------------------------
                                                                                             227,085
----------------------------------------------------------------------------------------------------
Thailand -- 7.6%
   20,000     Delta Electronics PLC                                                          194,441
   10,000     Delta Electronics PLC Rights, Expire 5/15/98(b)                                 94,635
   52,000     GSS Array Technology PLC(b)                                                    177,479
----------------------------------------------------------------------------------------------------
                                                                                             466,555
----------------------------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $5,597,396)                                                         5,951,814
====================================================================================================
 FACE
 AMOUNT                              SECURITY                                                VALUE
====================================================================================================
BONDS -- 3.5%
Philippines -- 1.0%
$  70,000     International Container Terminal, 1.75% due 3/13/04                             61,250
----------------------------------------------------------------------------------------------------
Thailand -- 2.5%
  180,000     Tipco Asphalt Co., 2.75% due 9/19/06                                           154,800
----------------------------------------------------------------------------------------------------
              TOTAL BONDS
              (Cost -- $197,331)                                                             216,050
====================================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $5,794,727*)                                                      $ 6,167,864
====================================================================================================

(a)  A portion of this security is on loan (See Note 9).

(b)  Non-income producing security.

 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Statements of Assets and Liabilities (unaudited)                                                                      April 30, 1998
====================================================================================================================================
                                                                                     Emerging
                                                                                      Markets         European            Pacific
                                                                                     Portfolio        Portfolio          Portfolio
====================================================================================================================================
ASSETS:
     Investments, at cost                                                          $ 27,065,188      $ 32,965,530      $  5,794,727
     Foreign currencies, at cost                                                          6,987            29,366            26,306
====================================================================================================================================
     Investments, at value                                                         $ 27,444,659      $ 56,775,467      $  6,167,864
     Foreign currencies, at value                                                         7,304            29,560            26,096
     Cash                                                                               628,465            10,046             2,114
     Collateral for securities loaned (Note 9)                                        4,397,068         8,412,822           547,680
     Dividend and interest receivable                                                   108,458           134,845            26,689
     Receivable for securities sold                                                     106,589                --                --
     Receivable for Fund shares sold                                                     27,523           205,386                --
     Receivable from manager                                                                 --                --            15,931
     Receivable for open forward foreign currency contracts (Note 4)                         --                --               353
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                    32,720,066        65,568,126         6,786,727
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 9)                                           4,397,068         8,412,822           547,680
     Payable for securities purchased                                                   335,311                --           126,165
     Management fees payable                                                             22,882            39,207                --
     Distribution fees payable                                                           10,318            17,737             3,547
     Payable for open forward foreign currency contracts (Note 4)                           968               222                --
     Payable for Fund shares purchased                                                       --            15,650                --
     Accrued expenses                                                                     4,631            99,006           108,269
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                4,771,178         8,584,644           785,661
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $ 27,948,888      $ 56,983,482      $  6,001,066
====================================================================================================================================
NET ASSETS:
     Par value of capital shares                                                   $      2,345      $      2,619      $        803
     Capital paid in excess of par value                                             29,497,234        29,875,119         9,154,650
     Accumulated net investment loss                                                   (385,467)         (340,741)         (261,258)
     Accumulated net realized gain (loss) from
        security transactions and foreign currencies                                 (1,544,536)        3,640,788        (3,268,939)
     Net unrealized appreciation of investments and foreign currencies                  379,312        23,805,697           375,810
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $ 27,948,888      $ 56,983,482      $  6,001,066
====================================================================================================================================
Shares Outstanding:
     Class A                                                                            890,617           896,618           290,058
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                          1,165,081         1,523,257           382,480
     -------------------------------------------------------------------------------------------------------------------------------
     Class C                                                                            280,157           198,986           130,574
     -------------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                              9,026                --                --
     -------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                      $12.09            $22.07             $7.62
     -------------------------------------------------------------------------------------------------------------------------------
     Class B*                                                                            $11.81            $21.60             $7.40
     -------------------------------------------------------------------------------------------------------------------------------
     Class C**                                                                           $11.82            $21.55             $7.36
     -------------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                      $12.10                --                --
     -------------------------------------------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)                           $12.73            $23.23             $8.02
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

====================================================================================================================================
Statements of Operations (unaudited)                                                         For the Six Months Ended April 30, 1998
====================================================================================================================================

                                                                                Emerging
                                                                                 Markets             European            Pacific
                                                                                Portfolio            Portfolio          Portfolio
====================================================================================================================================
INVESTMENT INCOME:
     Dividends                                                                 $    194,757        $    228,270        $     52,012
     Interest                                                                        14,848              42,544               9,939
     Less: Foreign withholding tax                                                  (12,678)            (29,674)             (4,755)
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                        196,927             241,140              57,196
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                       151,326             200,318              28,984
     Distribution fees (Note 2)                                                     107,635             177,397              25,165
     Custody                                                                         39,232              23,329              14,704
     Registration fees                                                               27,537              59,540              57,063
     Shareholder and system servicing fees                                           22,471              43,273              14,448
     Shareholder communications                                                      13,523              15,018               5,072
     Audit and legal                                                                  7,913              10,645              10,861
     Directors' fees                                                                  2,118               2,442               1,913
     Other                                                                            5,762               3,591               4,210
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                 377,517             535,553             162,420
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Loss                                                           (180,590)           (294,413)           (105,224)
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
(NOTES 3 AND 4):
     Net Realized Gain (Loss) From:
        Security transactions                                                      (549,160)          3,642,140          (1,044,489)
        Foreign currency transactions                                              (204,877)            (46,328)            (22,338)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss)                                                      (754,037)          3,595,812          (1,066,827)
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Foreign Currencies:
        Beginning of period                                                         778,521          16,657,557            (257,451)
        End of period                                                               379,312          23,805,697             375,810
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)                          (399,209)          7,148,140             633,261
------------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign Currencies                            (1,153,246)         10,743,952            (433,566)
Increase (Decrease) in Net Assets From Operations                              $ (1,333,836)       $ 10,449,539        $   (538,790)
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Statements of Changes in Net Assets (unaudited)                                              For the Six Months Ended April 30, 1998
====================================================================================================================================

                                                                               Emerging
                                                                                Markets             European              Pacific
                                                                               Portfolio            Portfolio            Portfolio
====================================================================================================================================
OPERATIONS:
     Net investment loss                                                     $   (180,590)        $   (294,413)        $   (105,224)
     Net realized gain (loss)                                                    (754,037)           3,595,812           (1,066,827)
     Increase (decrease) in net unrealized appreciation                          (399,209)           7,148,140              633,261
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                         (1,333,836)          10,449,539             (538,790)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                                --             (971,549)                  --
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                                  --             (971,549)                  --
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                           9,909,226           48,914,914           16,027,711
     Net asset value of shares issued
        for reinvestment of dividends                                                  --              914,761                   --
     Cost of shares reacquired                                                (17,111,272)         (48,773,034)         (19,288,551)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
        Fund Share Transactions                                                (7,202,046)           1,056,641           (3,260,840)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                              (8,535,882)          10,534,631           (3,799,630)
NET ASSETS:
     Beginning of period                                                       36,484,770           46,448,851            9,800,696
------------------------------------------------------------------------------------------------------------------------------------
     End of period*                                                          $ 27,948,888         $ 56,983,482         $  6,001,066
====================================================================================================================================
* Includes accumulated net investment loss of:                               $   (385,467)        $   (340,741)        $   (261,258)
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

====================================================================================================================================
Statements of Changes in Net Assets                                                               For the Year Ended October 31,1997
====================================================================================================================================

                                                                               Emerging
                                                                                Markets             European              Pacific
                                                                               Portfolio            Portfolio            Portfolio
====================================================================================================================================
OPERATIONS:
     Net investment loss                                                     $   (284,810)        $   (428,508)        $   (261,594)
     Net realized gain (loss)                                                    (945,031)             891,582             (530,519)
     Increase (decrease) in net unrealized appreciation                           208,848            4,808,121             (479,484)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                         (1,020,993)           5,271,195           (1,271,597)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                                --           (2,644,023)                  --
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                                  --           (2,644,023)                  --
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                          35,138,483           59,471,115           27,795,046
     Net asset value of shares issued
        for reinvestment of dividends                                                  --            2,505,751                   --
     Cost of shares reacquired                                                (23,833,181)         (57,078,021)         (27,272,602)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                                                11,305,302            4,898,845              522,444
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                              10,284,309            7,526,017             (749,153)
NET ASSETS:
     Beginning of year                                                         26,200,461           38,922,834           10,549,849
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                            $ 36,484,770         $ 46,448,851         $  9,800,696
====================================================================================================================================
* Includes accumulated net investment loss of:                                         --                   --         $   (133,696)
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Emerging Markets, European and Pacific Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and three other separate investment portfolios:
Global Government Bond, International Equity and International Balanced Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate semi-annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of net investment loss amounting to $285,646, $507,347 and $181,481 was reclassified to paid-in capital for the Emerging Markets, European and Pacific Portfolios, respectively. Net investment income, net realized gains and net assets were not affected by these adjustments; (k) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The European and Pacific Portfolios pay MMC a management fee calculated at an annual rate of 0.85% of the average daily net assets of each respective Portfolio. The Emerging Markets Portfolio pays MMCa management fee calculated at an annual rate of 1.00% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares. SB received sales charges of approximately $57,000 on sales of the Portfolios' Class A shares for the six months ended April 30, 1998.

For the Emerging Markets, European and Pacific Portfolios, there is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incure an initial sales charge.

For the six months ended April 30, 1998, CDSCs paid to SB were approximately:

Portfolio                         Class A            Class B            Class C
================================================================================
Emerging Markets                        --            $49,000            $1,000
--------------------------------------------------------------------------------
European                                --             22,000             1,000
--------------------------------------------------------------------------------
Pacific                             $1,000             18,000                --
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolios also pay a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the six months ended April 30, 1998, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                         Class A            Class B            Class C
================================================================================
Emerging Markets                    $14,550           $ 74,952           $18,133
--------------------------------------------------------------------------------
European                             19,424            142,984            14,989
--------------------------------------------------------------------------------
Pacific                               2,978             16,557             5,630
================================================================================

All officers and two Directors of the Fund are employees of SB.

3.   Investments

During the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                               Purchases                     Sales
================================================================================
Emerging Markets                       $17,804,397                 $20,709,811
--------------------------------------------------------------------------------
European                                 5,234,359                   9,961,631
--------------------------------------------------------------------------------
Pacific                                  5,225,972                   5,105,400
================================================================================

--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

At April 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Net Unrealized
Portfolio                 Appreciation         Depreciation       Appreciation
================================================================================
Emerging Markets           $ 3,684,997           $3,305,526        $   379,471
--------------------------------------------------------------------------------
European                    24,369,736              559,799         23,809,937
--------------------------------------------------------------------------------
Pacific                        749,519              376,382            373,137
================================================================================

4. Forward Foreign Currency Contracts

At April 30, 1998, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

Emerging Markets Portfolio
                                                       Local                 Market             Settlement             Unrealized
Foreign Currency                                     Currency                 Value                Date                   Loss
====================================================================================================================================
To Buy:
South African Rand                                    1,684,116              $332,549             5/5/98                  $(935)
------------------------------------------------------------------------------------------------------------------------------------
To Sell:
Hong Kong Dollar                                        569,247                73,484             5/4/98                    (33)
Indonesian Rupiah                                        39,600                     5             5/5/98                     --
------------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on
    Forward Foreign Currency Contracts                                                                                    $(968)
====================================================================================================================================
European Portfolio
                                                       Local                 Market             Settlement             Unrealized
Foreign Currency                                     Currency                 Value                Date                   Loss
====================================================================================================================================
To Buy:
Spanish Peseta                                       14,000,000              $ 91,876             5/7/98                    $(222)
------------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on
    Forward Foreign Currency Contracts                                                                                      $(222)
====================================================================================================================================
Pacific Portfolio
                                                       Local                 Market             Settlement             Unrealized
Foreign Currency                                     Currency                 Value                Date                   Loss
====================================================================================================================================
To Buy:
Japanese Yen                                         16,404,000              $124,381             5/12/98                    $353
------------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Gain on
    Forward Foreign Currency Contracts                                                                                       $353
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

5.   Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 1998, the Portfolios had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 1998, the Portfolios did not write any call or put options.

6.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, the Portfolios had no open futures contracts.

7.   Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency


--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8.   Capital Loss Carryforwards

At October 31, 1997, the Emerging Markets and Pacific Portfolios had, for Federal income tax purposes, approximately $925,000 and $2,224,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for each Portfolio is indicated below:

Portfolio                                      10/31/02         10/31/03            10/31/04           10/31/05             Total
====================================================================================================================================
Emerging Markets                                     --         $   46,000                 --           $879,000         $  925,000
------------------------------------------------------------------------------------------------------------------------------------
Pacific                                         $37,000          1,426,000           $246,000            515,000          2,224,000
====================================================================================================================================

9.   Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 1998, the Emerging Markets, European and Pacific Portfolios loaned common stock having a value of approximately $4,257,859, $8,272,388 and $516,833, respectively, and the Portfolios hold the following collateral for loaned securities:

Emerging Markets Portfolio
Security Description                                                                                                       Value
====================================================================================================================================
Bank of Montreal, Montreal Time Deposit, 5.625% due 5/1/98                                                              $  206,035
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Repurchase Agreement, 5.600% due 5/1/98                                                                       869,926
------------------------------------------------------------------------------------------------------------------------------------
Commerzbank AG, Frankfurt Time Deposit, 5.59375% due 5/1/98                                                                206,035
------------------------------------------------------------------------------------------------------------------------------------
CS First Boston Repurchase Agreement, 5.570% due 5/1/98                                                                    869,926
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                 206,035
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities Repurchase Agreement, 5.580% due 5/1/98                                                             633,493
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Repurchase Agreement, 5.625% due 5/1/98                                                                      297,607
------------------------------------------------------------------------------------------------------------------------------------
NationsBanc Montgomery Securities Inc. Repurchase Agreement, 5.6125% due 5/1/98                                            695,941
------------------------------------------------------------------------------------------------------------------------------------
Svenska Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                       206,035
------------------------------------------------------------------------------------------------------------------------------------
UBS, Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                          206,035
====================================================================================================================================
Total                                                                                                                   $4,397,068
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

European Portfolio
Security Description                                                                                                      Value
====================================================================================================================================
Bank of Montreal, Montreal Time Deposit, 5.625% due 5/1/98                                                              $  394,203
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Repurchase Agreement, 5.600% due 5/1/98                                                                     1,664,412
------------------------------------------------------------------------------------------------------------------------------------
Commerzbank AG, Frankfurt Time Deposit, 5.59375% due 5/1/98                                                                394,203
------------------------------------------------------------------------------------------------------------------------------------
CS First Boston Repurchase Agreement, 5.570% due 5/1/98                                                                  1,664,412
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                 394,203
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities Repurchase Agreement, 5.580% due 5/1/98                                                           1,212,050
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Repurchase Agreement, 5.625% due 5/1/98                                                                      569,404
------------------------------------------------------------------------------------------------------------------------------------
NationsBanc Montgomery Securities Inc. Repurchase Agreement, 5.6125% due 5/1/98                                          1,331,529
------------------------------------------------------------------------------------------------------------------------------------
Svenska Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                       394,203
------------------------------------------------------------------------------------------------------------------------------------
UBS, Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                          394,203
====================================================================================================================================
Total                                                                                                                   $8,412,822
====================================================================================================================================
Pacific Portfolio
Security Description                                                                                                       Value
====================================================================================================================================
Bank of Montreal, Montreal Time Deposit, 5.625% due 5/1/98                                                                $ 25,663
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Repurchase Agreement, 5.600% due 5/1/98                                                                       108,354
------------------------------------------------------------------------------------------------------------------------------------
Commerzbank AG, Frankfurt Time Deposit, 5.59375% due 5/1/98                                                                 25,663
------------------------------------------------------------------------------------------------------------------------------------
CS First Boston Repurchase Agreement, 5.570% due 5/1/98                                                                    108,354
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                  25,663
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities Repurchase Agreement, 5.580% due 5/1/98                                                              78,905
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Repurchase Agreement, 5.625% due 5/1/98                                                                       37,069
------------------------------------------------------------------------------------------------------------------------------------
NationsBanc Montgomery Securities Inc. Repurchase Agreement, 5.6125% due 5/1/98                                             86,683
------------------------------------------------------------------------------------------------------------------------------------
Svenska Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                        25,663
------------------------------------------------------------------------------------------------------------------------------------
UBS, Grand Cayman Time Deposit, 5.625% due 5/1/98                                                                           25,663
====================================================================================================================================
Total                                                                                                                     $547,680
====================================================================================================================================

10.  Capital Shares

At April 30, 1998, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 1998, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                    Class A       Class B       Class C       Class Y
================================================================================
Emerging Markets           $11,067,790   $14,675,781   $ 3,644,994   $   111,014
--------------------------------------------------------------------------------
European                    11,415,282    15,426,665     3,035,791            --
--------------------------------------------------------------------------------
Pacific                      3,723,321     3,611,960     1,820,172            --
================================================================================


--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

Transactions in shares of each class were as follows:

                                                                 Six Months Ended                              Year Ended
                                                                  April 30, 1998                            October 31, 1997
                                                          --------------------------------          --------------------------------
                                                             Shares              Amount               Shares              Amount
====================================================================================================================================
Emerging Markets Portfolio
Class A
Shares sold                                                  542,472         $  6,449,008              976,387         $ 14,159,665
Shares redeemed                                             (780,201)          (9,267,713)            (732,804)         (10,604,436)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                     (237,729)        $ (2,818,705)             243,583         $  3,555,229
====================================================================================================================================
Class B
Shares sold                                                  246,229         $  2,869,563            1,261,047         $ 17,982,006
Shares redeemed                                             (563,877)          (6,523,312)            (871,681)         (12,363,356)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                     (317,648)        $ (3,653,749)             389,366         $  5,618,650
====================================================================================================================================
Class C
Shares sold                                                   40,374         $    479,641              212,076         $  2,996,812
Shares redeemed                                             (114,737)          (1,320,247)             (62,423)            (865,389)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                      (74,363)        $   (840,606)             149,653         $  2,131,423
====================================================================================================================================
Class Y*
Shares sold                                                    9,026         $    111,014                   --                   --
Shares redeemed                                                   --                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                   9,026         $    111,014                   --                   --
====================================================================================================================================

European Portfolio
Class A
Shares sold                                                1,042,305         $ 20,168,994              753,014         $ 13,546,213
Shares issued on reinvestment                                 17,388              292,645               39,393              670,082
Shares redeemed                                             (937,579)         (18,048,574)            (628,399)         (11,429,037)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                 122,114         $  2,413,065              164,008         $  2,787,258
====================================================================================================================================
Class B
Shares sold                                                1,385,915         $ 26,130,606            2,437,568         $ 43,249,301
Shares issued on reinvestment                                 34,196              564,579              100,838            1,696,102
Shares redeemed                                           (1,527,717)         (28,671,128)          (2,451,593)         (43,812,735)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                     (107,606)        $ (1,975,943)              86,813         $  1,132,668
====================================================================================================================================
Class C
Shares sold                                                  131,464         $  2,615,314              148,958         $  2,675,601
Shares issued on reinvestment                                  3,496               57,537                8,322              139,567
Shares redeemed                                             (110,036)          (2,053,332)            (101,215)          (1,836,249)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                  24,924         $    619,519               56,065         $    978,919
====================================================================================================================================

*    For the period from March 10, 1998 (inception date) to April 30, 1998.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

                                                             Six Months Ended                                Year Ended
                                                              April 30, 1998                               October 31, 1997
                                                    ----------------------------------            ----------------------------------
                                                      Shares                Amount                  Shares                Amount
====================================================================================================================================
Pacific Portfolio
Class A
Shares sold                                          1,655,883           $ 12,807,624                727,722           $  7,499,628
Shares redeemed                                     (1,927,285)           (15,304,496)              (650,293)            (7,183,758)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               (271,402)          $ (2,496,872)                77,429           $    315,870
====================================================================================================================================
Class B
Shares sold                                            239,680           $  1,867,803              1,620,231           $ 16,776,361
Shares redeemed                                       (288,615)            (2,215,283)            (1,589,348)           (16,734,838)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (48,935)          $   (347,480)                30,883           $     41,523
====================================================================================================================================
Class C
Shares sold                                            179,534           $  1,352,284                336,933           $  3,519,057
Shares redeemed                                       (230,819)            (1,768,772)              (316,621)            (3,354,006)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (51,285)          $   (416,488)                20,312           $    165,051
====================================================================================================================================


--------------------------------------------------------------------------------
38                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                         Class A Shares
                                                             -----------------------------------------------------------------------
Emerging Markets Portfolio                                   1998(1)(2)            1997(2)             1996               1995(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                           $12.45               $12.08             $11.06             $12.00
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                                       (0.03)               (0.05)             (0.02)           (0.05)#
   Net realized and unrealized gain (loss)                      (0.33)                0.42               1.04              (0.89)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             (0.36)                0.37               1.02              (0.94)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           --                   --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                --                   --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $12.09               $12.45             $12.08             $11.06
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (2.89)%++             3.06%              9.22%             (7.83)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                              $10,764              $14,046            $10,691             $7,069
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(4)                                                   2.02%+               2.11%              2.25%              1.45%+
   Net investment loss                                          (0.73)+              (0.34)             (0.19)             (0.63)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            61%                  99%                78%                17%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   on equity transactions(5)(6)                                 $0.00*               $0.00*             $0.00*             $0.00*
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                                Per Share Increase              Expense Ratio
                              to Net Investment Loss         Without Fee Waivers
                              ----------------------         -------------------
                                       1995                         1995
                                       ----                         ----
     Class A                           $0.05                        2.12%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.16% and 1.20% (annualized), respectively.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
 #   Includes realized gains and losses on foreign currency transactions.
 *   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                          Class B Shares
                                                             -----------------------------------------------------------------------
Emerging Markets Portfolio                                   1998(1)(2)            1997(2)              1996              1995(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                           $12.21               $11.95             $11.02             $12.00
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                                       (0.11)               (0.14)             (0.10)           (0.09)#
   Net realized and unrealized gain (loss)                      (0.29)                0.40               1.03              (0.89)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             (0.40)                0.26               0.93              (0.98)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           --                   --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                --                   --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $11.81               $12.21             $11.95             $11.02
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (3.28)%++             2.18%              8.44%             (8.17)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                              $13,764              $18,107            $13,062             $7,630
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(4)                                                   2.77%+               2.88%              3.06%              2.00%+
   Net investment loss                                          (1.48)+              (1.00)             (0.94)             (1.17)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            61%                  99%                78%                17%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   on equity transactions(5)(6)                                 $0.00*               $0.00*             $0.00*             $0.00*
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                                Per Share Increase              Expense Ratio
                              to Net Investment Loss         Without Fee Waivers
                              ----------------------         -------------------
                                       1995                         1995
                                       ----                         ----
     Class B                           $0.05                         2.68%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.97% and 1.74% (annualized), respectively.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
 #   Includes realized gains and losses on foreign currency transactions.
 *   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
40                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                          Class C Shares
                                                            ------------------------------------------------------------------------
Emerging Markets Portfolio                                  1998(1)(2)             1997(2)              1996              1995(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                         $12.22                 $11.95              $11.02            $12.00
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                                     (0.11)                 (0.15)              (0.10)          (0.08)#
   Net realized and unrealized gain (loss)                    (0.29)                  0.42                1.03             (0.90)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                           (0.40)                  0.27                0.93             (0.98)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                         --                     --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              --                     --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $11.82                 $12.22              $11.95            $11.02
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (3.27)%++               2.26%               8.44%            (8.17)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                             $3,312                 $4,332              $2,448            $1,604
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(4)                                                 2.73%+                 2.86%               3.02%             1.95%+
   Net investment loss                                        (1.44)+                (1.03)              (0.92)            (1.08)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          61%                    99%                 78%               17%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   on equity transactions(5)(6)                               $0.00*                 $0.00*              $0.00*            $0.00*
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                                Per Share Increase              Expense Ratio
                              to Net Investment Loss         Without Fee Waivers
                              ----------------------         -------------------
                                       1995                         1995
                                       ----                         ----
     Class C                          $0.05                         2.61%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.92% and 1.70% (annualized), respectively.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
 #   Includes realized gains and losses on foreign currency transactions.
 *   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each share of capital stock outstanding throughout the period:

                                                                  Class Y Shares
                                                                  --------------
Emerging Markets Portfolio                                          1998(1)(2)
================================================================================
Net Asset Value, Beginning of Period                                  $12.16
--------------------------------------------------------------------------------
Loss From Operations:
   Net investment income                                                0.05
   Net realized and unrealized loss                                    (0.11)
--------------------------------------------------------------------------------
Total Loss From Operations                                             (0.06)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                  --
--------------------------------------------------------------------------------
Total Distributions                                                       --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $12.10
--------------------------------------------------------------------------------
Total Return++                                                         (0.49)%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                        $109
--------------------------------------------------------------------------------
Ratio to Average Net Assets+:
   Expenses                                                             0.86%
   Net investment income                                                0.82
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   61%
--------------------------------------------------------------------------------
Average commissions per share
   on equity transactions(3)                                           $0.00*
================================================================================

(1) For the period from March 10, 1998 (inception date) to April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) Trades executed in the United States and Canada have a average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
 *   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
42                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                        Class A Shares
                                                    --------------------------------------------------------------------------------
European Portfolio                                  1998(1)(2)          1997(2)           1996             1995            1994(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                  $18.23             $17.25           $14.67           $12.88          $12.50
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)(4)                     (0.07)             (0.08)           (0.08)            0.07           (0.11)
   Net realized and unrealized gain                     4.30               2.22             2.79             1.72            0.49
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            4.23               2.14             2.71             1.79            0.38
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  --                 --            (0.09)              --              --
   Net realized gains                                  (0.39)             (1.16)           (0.04)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.39)             (1.16)           (0.13)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $22.07             $18.23           $17.25           $14.67          $12.88
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                           23.86%++           12.88%           18.65%           13.90%           3.04%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $19,792            $14,118          $10,528          $11,870          $5,189
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                          1.72%+             1.80%            1.85%            2.06%           1.34%+
   Net investment income (loss)                        (0.66)+            (0.42)           (0.49)            0.51           (1.12)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   11%                28%              39%              34%             21%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)(6)                   $0.07              $0.07            $0.05            $0.06              --
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from February 7, 1994 (inception date) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                               Expense Ratios
                              Per Share Decreases to         Without Fee Waivers
                               Net Investment Income         and Custody Credits
                               ---------------------         -------------------
                                 1995         1994           1995         1994
                                 ----         ----           ----         ----
     Class A                    $0.01        $0.10           2.09%       2.37%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.82% and 2.02%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                           Class B Shares
                                                              ----------------------------------------------------------------------
European Portfolio                                            1998(1)(2)            1997(2)             1996              1995(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                            $17.92               $17.09             $14.56             $12.62
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)(4)                               (0.14)               (0.20)             (0.20)              0.02
   Net realized and unrealized gain                               4.21                 2.19               2.77               1.92
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                      4.07                 1.99               2.57               1.94
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                            (0.39)               (1.16)             (0.04)                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.39)               (1.16)             (0.04)                --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $21.60               $17.92             $17.09             $14.56
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     23.38%++             12.08%             17.72%             15.37%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                               $32,903              $29,221            $26,384            $24,825
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                                    2.52%+               2.52%              2.59%              3.31%+
   Net investment income (loss)                                  (1.54)+              (1.13)             (1.22)              0.26+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             11%                  28%                39%                34%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)(6)                             $0.07                $0.07              $0.05              $0.06
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                                                Expense Ratio
                               Per Share Decrease to         Without Fee Waivers
                               Net Investment Income         and Custody Credits
                               ---------------------         -------------------
                                       1995                         1995
                                       ----                         ----
     Class B                          $0.00*                        3.35%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.56% and 3.26% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.
 *   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
44                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                      Class C Shares
                                                       -----------------------------------------------------------------------------
European Portfolio                                     1998(1)(2)         1997(2)          1996           1995(3)         1994(4)
====================================================================================================================================
Net Asset Value, Beginning of Period                    $17.86            $17.04          $14.51          $12.83          $12.48
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment loss(5)                                (0.13)            (0.21)          (0.14)          (0.08)          (0.16)
   Net realized and unrealized gain                       4.21              2.19            2.71            1.76            0.51
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                              4.08              1.98            2.57            1.68            0.35
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                    (0.39)            (1.16)          (0.04)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (0.39)            (1.16)          (0.04)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $21.55            $17.86          $17.04          $14.51          $12.83
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             23.51%++          12.06%          17.78%          13.09%           2.80%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $4,288            $3,110          $2,011          $1,311          $1,607
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                            2.53%+            2.54%           2.52%           2.51%           2.02%+
   Net investment loss                                   (1.47)+           (1.18)          (1.17)          (0.64)          (1.60)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     11%               28%             39%             34%             21%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)(7)                     $0.07             $0.07           $0.05           $0.06              --
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(4)  For the period from February 14, 1994 (inception date) to October 31, 1994.
(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                               Expense Ratios
                              Per Share Decreases to         Without Fee Waivers
                               Net Investment Income         and Custody Credits
                               ---------------------         -------------------
                                 1995         1994           1995         1994
                                 ----         ----           ----         ----
     Class C                    $0.01        $0.10           2.54%        3.07%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.50% and 2.48%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(7) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                        Class A Shares
                                                           -------------------------------------------------------------------------
Pacific Portfolio                                          1998(1)(2)         1997          1996(2)        1995           1994(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                         $8.46           $10.18         $10.07         $12.92         $12.50
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                                    (0.12)           (0.17)         (0.14)         (0.01)         (0.07)
   Net realized and unrealized gain (loss)                   (0.72)           (1.55)          0.25          (2.84)          0.49
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                          (0.84)           (1.72)          0.11          (2.85)          0.42
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                        --               --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             --               --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $7.62            $8.46         $10.18         $10.07         $12.92
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 (9.93)%++       (16.90)%         1.09%        (22.06)%         3.36%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                            $2,209           $4,750         $4,929         $4,409         $7,538
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                                4.20%+           3.37%          2.64%          1.97%          1.51%+
   Net investment loss                                       (2.53)+          (2.36)         (1.38)         (0.71)         (0.82)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         80%             154%            86%            31%             6%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)(6)                         $0.01            $0.01          $0.02          $0.01             --
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from February 7, 1994 (inception date) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                               Expense Ratios
                             Per Share Decreases to          Without Fee Waivers
                              Net Investment Income          and Custody Credits
                              ---------------------          -------------------
                                1995         1994            1995         1994
                                ----         ----            ----         ----
     Class A                    $0.14        $0.03           3.18%       1.87%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.51% and 1.70%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
46                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                             Class B Shares
                                                                  ------------------------------------------------------------------
Pacific Portfolio                                                 1998(1)(2)           1997             1996(2)          1995(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                               $8.25              $10.01             $9.99            $12.64
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                                          (0.14)              (0.27)            (0.23)            (0.01)
   Net realized and unrealized gain (loss)                         (0.71)              (1.49)             0.25             (2.64)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                (0.85)              (1.76)             0.02             (2.65)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                              --                  --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --                  --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $7.40               $8.25            $10.01             $9.99
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      (10.30)%++          (17.58)%            0.20%           (20.97)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                  $2,831              $3,558            $4,009            $1,031
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                                      4.98%+              4.24%             3.65%             3.39%+
   Net investment loss                                             (3.31)+             (3.07)            (2.26)            (1.47)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               80%                154%               86%               31%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)(6)                               $0.01               $0.01             $0.02             $0.01
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the period ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratio would have been as follows:

                                                                Expense Ratio
                              Per Share Decrease to          Without Fee Waivers
                              Net Investment Income          and Custody Credits
                              ---------------------          -------------------
                                      1995                          1995
                                      ----                          ----
     Class B                         $0.16                          4.90%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 3.47% and 3.06% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                      Class C Shares
                                                         ---------------------------------------------------------------------------
Pacific Portfolio                                        1998(1)(2)        1997           1996(2)        1995(3)         1994(4)
====================================================================================================================================
Net Asset Value, Beginning of Period                       $8.21           $9.98           $9.95          $12.86          $12.50
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(5)                                  (0.18)          (0.27)          (0.24)          (0.02)          (0.11)
   Net realized and unrealized gain (loss)                 (0.67)          (1.50)           0.27           (2.89)           0.47
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (0.85)          (1.77)           0.03           (2.91)           0.36
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                      --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $7.36           $8.21           $9.98           $9.95          $12.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              (10.35)%++      (17.74)%          0.30%         (22.63)%          2.88%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                            $961          $1,493          $1,612          $1,952          $3,167
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                              5.13%+          4.44%           3.46%           2.69%           2.29%+
   Net investment loss                                     (3.47)+         (3.21)          (2.22)          (1.45)          (1.49)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       80%            154%             86%             31%              6%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)(7)                       $0.01           $0.01           $0.02           $0.01              --
====================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(4)  For the period from February 11, 1994 (inception date) to October 31, 1994.
(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Portfolio for $30,862 of the Portfolio's expense for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                               Expense Ratios
                             Per Share Decreases to          Without Fee Waivers
                              Net Investment Income          and Custody Credits
                              ---------------------          -------------------
                                1995         1994            1995         1994
                                ----         ----            ----         ----
     Class C                    $0.13        $0.03           3.88%       2.70%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 3.29% and 2.42%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
48                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 30 and April 24, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund (All Portfolios);

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies (All Portfolios);

     3. To amend the terms of the Plan of Distribution Adopted Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (All Portfolios, Class A Shareholders only);

     4. To approve a Subadvisory Agreement with Smith Barney Global Capital Management, Inc. (International Balanced Portfolio Only); and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof (All Portfolios).

The results of the vote on Proposal 1 were as follows:

                                                        Shares Voted        Percentage of        Shares Voted        Percentage of
Name of Directors                                            For            Shares Voted           Against           Shares Voted
====================================================================================================================================
Victor K. Atkins                                       44,935,458.577           97.019%          1,380,909.568           2.981%
Abraham E. Cohen                                       45,053,565.974           97.274           1,262,802.171           2.726
Robert A. Frankel                                      44,946,591.915           97.043           1,369,776.230           2.957
Rainer Greeven                                         45,054,810.233           97.276           1,261,557.912           2.724
Susan M. Heilbron                                      45,074,392.907           97.318           1,241,975.238           2.682
Heath B. McLendon                                      45,063,780.606           97.296           1,252,587.539           2.704
Bruce D. Sargent                                       45,081,558.705           97.334           1,234,809.440           2.666
James M. Shuart                                        45,020,018.401           97.201           1,296,349.744           2.799
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

                                                                              Emerging
                                                                               Markets             European             Pacific
                                                                              Portfolio            Portfolio           Portfolio
====================================================================================================================================
"M"     Diversification                                                       Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Senior Securities                                                     Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Industry Concentration                                                Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Borrowing                                                             Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"E"     Ability to Pledge Assets                                              Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Lending                                                               Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Underwriting of Securities                                            Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney World Fund, Inc.                                                 49

================================================================================
Additional Shareholder Information (unaudited)(continued)
================================================================================

                                                                             Emerging
                                                                              Markets              European             Pacific
                                                                             Portfolio            Portfolio            Portfolio
====================================================================================================================================
"R"     Margin and Short-Sales                                                Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"     Real Estate                                                           Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Restricted and Illiquid Securities                                    Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Unseasoned Issues                                                     Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"E"     5% Ownership of Certain Securities                                    Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Purchases of Securities of Other Investment Companies                 Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Exercising Control or Management                                      Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Investments in Oil, Gas and Mineral Exploration                       Approved             Approved            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"     Puts, Calls and Combinations Thereof                                     N/A                  N/A                 N/A
====================================================================================================================================

N/A - Not Applicable

The information below reports the lowest percentage of shares voting for the proposals and the highest percentage of shares voting against and abstaining by shareholders of the Fund on all of the items in Proposal 2.

Emerging Markets Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
   1,174,361.717              89.466%              36,555.613                2.785%               101,719.690           7.749%
====================================================================================================================================

European Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
   1,107,820.953              88.486%              32,309.769                2.581%               111,841.371           8.933%
====================================================================================================================================

Pacific Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
    370,286.081               87.270%              19,304.583                4.550%               34,709.366            8.180%
====================================================================================================================================


--------------------------------------------------------------------------------
50                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)(continued)
================================================================================

The results of the vote on Proposal 3 were as follows:

Emerging Markets Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
    437,087.470               89.101%              12,335.767                2.515%               41,128.421            8.384%
====================================================================================================================================

European Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
    353,443.117               84.952%              22,161.098                5.327%               40,444.611            9.721%
====================================================================================================================================

Pacific Portfolio
                            Percentage                                     Percentage                                 Percentage
   Shares Voted              of Shares            Shares Voted              of Shares               Shares             of Shares
        For                    Voted                 Against                  Voted               Abstaining           Abstained
====================================================================================================================================
    110,762.817               87.289%               3,918.195                3.087%               12,211.515            9.624%
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                51

                      [This page intentionally left blank]

Smith Barney
World Funds, Inc.

Directors                               Investment Adviser and Administrator
Victor Atkins                           Mutual Management Corp.
Abraham E. Cohen
Robert A. Frankel                       Distributor
Rainer Greeven                          Smith Barney Inc.
Susan M. Heilbron
Heath B. McLendon, Chairman             Custodian
Bruce D. Sargent                        The Chase Manhattan Bank, N.A.
James M. Shuart
                                        Shareholder Servicing Agent
Officers                                First Data Investor Services Group, Inc.
Maurits E. Edersheim                    P.O. Box 9134
Chairman of the Fund                    Boston, MA 02205-9134
& Advisory Director

Heath B. McLendon                       This report is submitted for the general
Chief Executive Officer                 information of shareholders of Smith
                                        Barney World Funds, Inc. -- Emerging
Lewis E. Daidone                        Markets, European and Pacific
Senior Vice President                   Portfolios. It is not authorized for
and Treasurer                           distribution to prospective investors
                                        unless accompanied or preceded by an
Donald Elefson                          effective Prospectus for the Fund, which
Vice President                          contains information concerning the
                                        Fund's investment policies and expenses
David Ishibashi                         as well as other pertinent information.
Vice President

Scott E. Kalb                           SMITH BARNEY
Vice President                          ------------

Bruce D. Sargent                               A Member of TravelersGroup[LOGO]
Vice President
                                                 Smith Barney
Rein W. van der Does               World Funds, Inc.
Vice President                          Smith Barney Mutual Funds
                                       	        388 Greenwich Street
Irving P. David                         New York, New York 10013
Controller

Christina T. Sydor                      www.smithbarney.com
Secretary

FDO1488 6/98